As filed with the Securities and Exchange Commission on April 29, 1997.

                                                    1933 Act File No.  2-78047
                                                    1940 Act File No. 811-3489

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

                             REGISTRATION STATEMENT
                                      UNDER
                           SECURITIES ACT OF 1933       [x]
                       POST-EFFECTIVE AMENDMENT NO. 22  [x]
                             REGISTRATION STATEMENT
                                      UNDER
                     THE INVESTMENT COMPANY ACT OF 1940 [x]
                              AMENDMENT NO. 23          [x]

                         The Wright Managed Equity Trust
               ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 24 Federal Street, Boston, Massachusetts 02110
               ----------------------------------------------------
                    (Address of Principal Executive Offices)

                                  617--482-8260
                          ----------------------------
                         (Registrant's Telephone Number)

                                 Alan R. Dynner
                 24 Federal Street, Boston, Massachusetts 02110
                ---------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ] Immediately upon filing pursuant to paragraph (b)
[x] On May 1,  1997 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ]On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         CALCULATION OF REGISTRATION FEE

================================================================================================================================

Title of Securities                 Amount of Shares  Proposed Maximum Offering     Proposed Aggregate         Amount of
Being Registered                    Being Registered       Price Per Share        Maximum Offering Price   Registration Fee
---------------------------------------------------------------------------------------------------------------------------------

Shares of beneficial interest           4,626,461             $12.16(1)               $56,257,766(2)              $ 0


=================================================================================================================================

(1) Computed under Rule 457(d) on the basis of the maximum aggregate offering price per share at the close of business on April 17, 1996.
(2) Registrant elects to calculate the maximum aggregate offering price pursuant to Rule 24e-2. $244,201,903 of shares were redeemed during the fiscal year ended December 31, 1996. $187,944,133 of shares were used for reductions pursuant to Paragraph (c) of Rule 24f-2 during such fiscal year. $56,257,770 of shares redeemed are being used for the reduction of the registration fee in this Amendment.

     The Registrant has filed a Declaration pursuant to Rule 24f-2 and on February 25, 1997 filed its "Notice" as required by that Rule for the fiscal year ended December 31, 1996. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2.

This Amendment to the registration statement on Form N-1A has been executed by The Wright Blue Chip Master Portfolio Trust.

This Amendment to the registration statement on Form N-1A consists of the following documents and papers:


     Cross Reference Sheet required by Rule 481(a) under Securities Act of 1933.


     Part A -- The Prospectus of Wright International Blue Chip Equities Fund

                 The Combined Prospectus of:
                                    Wright International Blue Chip Equities Fund
                                    Wright Major Blue Chip Equities Fund
                                    Wright Selected Blue Chip Equities Fund
                                    Wright Junior Blue Chip Equities Fund


     Part B -- Statement of Additional Information of Wright International
                 Blue Chip Equities Fund

                 The Combined Statement of Additional Information of:
                                   Wright International Blue Chip Equities Fund
                                   Wright Major Blue Chip Equities Fund
                                   Wright Selected Blue Chip Equities Fund
                                   Wright Junior Blue Chip Equities Fund


     Part C -- Other Information


     Signatures


     Exhibit Index Required by Rule 483(a) under the Securities Act of 1933


     Exhibits

                      The Wright Managed Equity Trust

                  Wright International Blue Chip Equities Fund


                              Cross Reference Sheet

Item No.                                                                                       Statement of
FORM N-1A--Part A               Prospectus Caption                                     Additional Information Caption
-------------------------------------------------------------------------------------------------------------------------------

1........................      Front Cover Page
2........................      Shareholder and Fund Expenses
3(a).....................      Financial Highlights
3(b).....................      Not Applicable
3(c).....................      Performance Information
4........................      An Introduction to the Fund, The Fund's
                                 and the Portfolio's Investment Objective
                                 and Policies, Other Investment Policies,
                                 Other Information
5........................      The Investment Adviser, The Administrator,
                                 Distribution Expenses--Standard Shares,
                                 Service Plan, Back Cover
5 (a)....................      Not Applicable
6........................      Other Information, Distributions by the
                                 Fund, Taxes
7........................      Share Purchase Alternatives, How to Buy
                                 Shares, How the Fund Values Its Shares,
                                 Account Statements and Confirmations,
                                 How to Exchange Shares, Tax-Sheltered  Retirement
                               Plans
8........................      How to Redeem or Sell Shares
9........................      Not Applicable


Form N-1A -- Part B
----------------------------------------------------------------------------------------------------------------------------------

10.......................                                                       Front Cover Page and Back Cover
11.......................                                                       Table of Contents
12.......................                                                       Additional Information about the Trust
                                                                                  and the Portfolio Trust
13.......................                                                       Additional Investment Information
                                                                                  Investment Restrictions
14.......................                                                       Officers and Trustees
15.......................                                                       Control Persons and Principal Holders of  Shares
16.......................                                                       Investment Advisory and Administrative  Services,
                                                                                Custodian, Independent Certified Public Accountants,
                                                                                Back Cover
17.......................                                                       Brokerage Allocation
18.......................
19.......................      Share Purchase Alternatives, How to Buy
                                 Shares, How to Redeem or Sell Shares,
                                How the Fund Values Its Shares
20.......................                                                       Taxes
21.......................                                                       Principal Underwriter
22.......................                                                       Performance Information
23.......................                                                       Financial Statements

                         The Wright Managed Equity Trust

                  Wright International Blue Chip Equities Fund
                      Wright Major Blue Chip Equities Fund
                     Wright Selected Blue Chip Equities Fund
                      Wright Junior Blue Chip Equities Fund

                              Cross Reference Sheet

Item No.                                                                                       Statement of
FORM N-1A--Part A               Prospectus Caption                                     Additional Information Caption
------------------------------------------------------------------------------------------------------------------------------

1........................      Front Cover Page
2........................      Shareholder and Fund Expenses
3 (a)....................      Financial Highlights
3 (b)....................      Not Applicable
3 (c)....................      Performance Information
4........................      The Funds and their Investment Objec-     tives and
                               Policies, Other Investment
 .........................        Policies, Other Information
5........................      The Investment Adviser, The Administra-
                                 tor, Distribution Expenses -- Standard
                                 Shares, Service Plans, Back Cover
5 (a)....................      Not Applicable
6........................      Other Information, Distributions by the  Funds, Taxes
7........................      Share Purchase Alternatives, How to Buy  Shares, How
                               the Funds Value their  Shares, Account Statements and
                               Con-  firmations, How to Exchange Shares,
                                Tax-Sheltered Retirement Plans
8........................      How to Redeem or Sell Shares
9........................      Not Applicable


Form N-1A -- Part B
-----------------------------------------------------------------------------------------------------------------------------------

10.......................                                                       Front Cover Page and Back Cover
11.......................                                                       Table of Contents
12.......................                                                       Additional Information about theTrusts and
 .........................                                                         the Portfolio Trust
13.......................                                                       Additional Investment Information,
                                                                                  Investment Restrictions
14.......................                                                       Officers and Trustees
15.......................                                                       Control Persons and Principal Holders of  Shares
16.......................                                                       Investment Advisory and Administrative  Services,
                                                                                Custodian, Independent
                                                                                  Certified Public Accountants, Back Cover
17.......................                                                       Brokerage Allocation
18.......................
19.......................      Share Purchase Alternatives, How to              Pricing of Shares, Service Plans
                                 Buy or Sell Shares, How the Funds
                                Value their Shares
20.......................                                                       Taxes
21.......................                                                       Principal Underwriter
22.......................                                                       Calculation of Performance and Yield
                                                                                  Information
23.......................                                                       Financial Statements

                                     Part A
                     =======================================
                      Information Required in a Prospectus




P R O S P E C T U S                                             May 1, 1997
STANDARD SHARES
INSTITUTIONAL SHARES
===============================================================================


             Wright International Blue Chip Equities Fund
A mutual fund seeking long-term growth of capital and reasonable current income

===============================================================================

                                   a series of
                         The Wright Managed Equity Trust
-------------------------------------------------------------------------------


 Write To:      The Wright Managed Investment Funds, P.O. Box 5123,
                  Westborough, MA 01581-5123

   Or Call:     The Fund Order Room-- (800) 225-6265, extension 7750


-------------------------------------------------------------------------------


Wright International Blue Chip Equities Fund (the "Fund") invests its assets in a corresponding diversified series ("Portfolio") of The Wright Blue Chip Master Portfolio Trust, an open-end investment company (the "Portfolio Trust"), having the same investment objective as the Fund, rather than directly investing in and managing its own portfolio of securities.

This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A Statement of Additional Information dated May 1, 1997 for the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available without charge from Wright Investors' Service
Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604 (800-888-9471). In addition, the Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.

                                Table of Contents

                                                      PAGE


   An Introduction to the Fund.......................   2
   Shareholder and Fund Expenses.....................   4
   Financial Highlights..............................   5
   The Fund's and the Portfolio's Investment Objective
        and Policies.................................   6
   Other Investment Policies.........................   7
   The Investment Adviser............................   8
   The Administrator.................................  10
   Share Purchase Alternatives.......................  11
   Distribution Expenses -- Standard Shares..........  11
   Service Plan......................................  11
   How the Fund Values its Shares....................  12
   How to Buy Shares.................................  12
   Account Statements and Confirmations..............  14
   Distributions by the Fund.........................  14
   Taxes.............................................  14
   How to Exchange Shares............................  15
   How to Redeem or Sell Shares......................  16
   Performance Information...........................  18
   Other Information.................................  18
   Tax-Sheltered Retirement Plans....................  19




   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An Introduction to the Fund


THE INFORMATION SUMMARIZED BELOW IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION SET FORTH BELOW IN THIS PROSPECTUS.

     The  Trust................The  Wright Managed Equity Trust (the "Trust") is
an open-end management investment company known as a mutual fund, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and consists of four series (the Funds) (including three series that are being offered under a separate prospectus). Each Fund is a diversified fund and represents a separate and distinct series of the Trust's shares of beneficial interest.

     The Fund.................Wright  International Blue Chip Equities Fund (the
"Fund").


     Investment Objective.....The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Portfolio, the International Blue Chip Equities Portfolio, that has the same investment objective as the Fund. The Portfolio is a diversified series of the Portfolio Trust, an open-end management company registered under the 1940 Act. The Portfolio seeks to enhance total investment return (consisting of price appreciation plus income) by providing active management of a broadly diversified portfolio of equity securities of well-established, non-U.S. companies meeting strict quality standards. The Portfolio may buy common stocks traded on a securities exchange in the country in which the company is based, other foreign securities exchanges or it may purchase American Depositary Receipts traded in the United States. The net asset value of the Fund's shares is calculated in U.S. dollars while the Portfolio's portfolio securities may be quoted in foreign currencies. Investors should understand that fluctuations in foreign exchange rates may impact the value of their investment.

     The   Investment   Adviser...........The   Portfolio  has  engaged   Wright
Investors' Service, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604 ("Wright" or the "Investment Adviser") as investment adviser to carry out the investment and reinvestment of its assets.

     The  Administrator........The  Fund and the Portfolio  have retained  Eaton
Vance Management ("Eaton Vance" or the "Administrator"), 24 Federal Street, Boston, MA 02110 as administrator to manage their legal and business affairs.

     The  Distributor..........Wright   Investors'  Service  Distributors,  Inc.
("WISDI" or the "Principal Underwriter") is the distributor of the Fund's shares.

     How to Purchase Fund  Shares..........The Fund offers two classes of shares
Standard Shares and Institutional Shares. Standard Shares are sold without a sales charge but are subject to distribution fees of 0.25%. Institutional Shares are offered without a sales charge. Both share classes are subject to service fees. Shares of the Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. The minimum initial investment in Standard Shares is $1,000, which will be waived for investments in 401(k) tax-sheltered retirement plans. There is no minimum amount for subsequent purchases of Standard Shares. The $1,000 minimum initial investment in Standard Shares is waived for Automatic Investment Program accounts which may be established with an investment of $50 or more with a minimum of $50 applicable to each subsequent investment. The minimum initial investment in Institutional Shares is $1,000,000 which may be waived for bank trust departments and qualified retirement plans. Shares also may be purchased through an exchange of securities. See "How to Buy Shares."

     Distribution Options ....Distributions are paid in additional shares at net asset value or cash as the shareholder elects. Unless the shareholder has elected to receive dividends and the same class of distributions in cash, dividends and distributions will be reinvested in additional shares of the same class of the Fund at its net asset value per share as of the ex-dividend date.


     Redemptions..............Shares  may be redeemed  directly from the Fund at the net asset value per share next determined after receipt of the redemption request in good order. A telephone redemption privilege is available. See "How to Redeem or Sell Shares."


     Exchange Privilege  ......Shares of the Fund may be exchanged for shares of the same class of any funds in The Wright Managed Equity Trust and The Wright Managed Income Trust. Standard Shares may be exchanged for shares of the funds in The Wright EquiFund Equity Trust. All exchanges are made at the net asset value of the funds determined after receipt of the exchange request. There may be limits on the number and frequency of exchanges. See "How to Exchange Shares."


     Net  Asset  Value..........Net  asset  value  per  share  of  the  Fund  is calculated  on each day the New York Stock  Exchange is open for  trading.  Call
(800) 888-9471 for the previous day's net asset value.

     Taxation.................The  Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and, consequently, should not be liable for federal income tax on net investment income and net realized capital gains that are distributed to shareholders in accordance with applicable timing requirements.

     Shareholder   Communications..............Each   shareholder  will  receive
annual  and  semi-annual  reports  containing  financial  state-  ments,  and  a statement confirming each share transaction. Financial statements included in annual reports are audited by the Trust's independent certified public accountants. Where possible, shareholder confirmations and account statements will consolidate all Wright investment fund holdings of the shareholder.

Shareholder and Fund Expenses


     The following table summarizes the aggregate fees and expenses of the Fund and the Portfolio and is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in the Fund. The percentages shown below representing total operating expenses for Standard Shares are based on actual amounts incurred for the fiscal year ended December 31, 1996, except that the Rule 12b-1 Distribution Expense for Standard Shares has been restated to reflect the increase in the fee to 0.25% and Service Plan fees are estimated for the current fiscal year. Operating expenses for Institutional Shares are based on estimated expenses that would have been incurred if Institutional Shares had been outstanding for the entire fiscal year ended December 31, 1996. Institutional Shares were first offered on May 1, 1997.


                                         Standard      Institutional
                                          Shares          Shares
-------------------------------------------------------------------------------


Shareholder Transaction Expenses ....       none            none

Annualized Fund Operating Expenses
(as a percentage of average net assets)
   Investment Adviser Fee............       0.77%           0.77%
   Rule 12b-1 Distribution Expense...       0.25%           none
   Other Expenses*...................       0.33%           0.33%

   Total Operating Expenses .........       1.35%           1.10%

-------------------------------------------------------------------------------

* Other expenses includes administration fees of 0.12% and Service Plan fees of 0.03% and 0.01%, respectively.





Example of Fund Expenses

     The following is an illustration of the total transaction and operating expenses that an investor in the Fund would bear over different periods of time, assuming an investment of $1,000, a 5% annual return on the investment and redemption at the end of each period:

                                        Standard     Institutional
                                         Shares         Shares
-------------------------------------------------------------------------------


    1 Year...........................    $ 14           $ 11
    3 Years.........................       43             35
    5 Years........................        74             61
   10 Years..........................     162            134


-------------------------------------------------------------------------------

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual return will vary.


     The Fund's payment of a distribution fee for Standard Shares may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum initial sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc.

     The Fund invests exclusively in the Portfolio. Other investment companies with different distribution arrangements and fees may invest in the Portfolio in the future.

Financial Highlights


     The following information should be read in conjunction with the audited financial statements that appear in the Fund's annual report to shareholders. The Fund's financial statements have been audited by Deloitte & Touche LLP, independent certified public accounts, as experts in accounting and auditing. The financial statements and the independent auditors' report are incorporated by reference into the Statement of Additional Information. Further information regarding the performance of the Fund is contained in the annual report to shareholders which may be obtained without charge by contacting the Fund's Principal Underwriter at (800) 888-9471. Institutional shares were not offered prior to December 31, 1996 and no financial highlights information is available for Institutional Shares.


                                                                     Year Ended December 31 - Standard Shares
                                                       --------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                    1996    1995     1994     1993     1992    1991     1990    1989(2)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year.                   $ 14.770 $13.090  $13.410 $ 10.520 $ 11.040 $ 9.520  $10.400  $10.000
                                                      -------  -------  -------  ------- -------  -------  -------  -------

Income (loss) from Investment Operations:
  Net investment income(1).........                   $  0.128 $ 0.142  $ 0.127 $  0.107 $  0.094 $ 0.115  $ 0.164  $ 0.092
  Net realized and unrealized gain (loss) on
   investments.....................                      2.902   1.638   (0.347)   2.853   (0.524)  1.515   (0.874)   0.353
                                                       -------  -------  -------  ------- -------  -------  -------  -------
   Total income (loss) from investment
     operations....................                   $  3.030 $ 1.780  $(0.220)$  2.960  $(0.430)$ 1.630  $(0.710) $ 0.445
                                                       --------  ------- -------- -------  -------- -------  ------- --------
Less Distributions:
  From net investment income.......                   $ (0.100)$(0.100) $(0.100)$ (0.070) $(0.090)$(0.110) $(0.170) $ (0.045)
  From net realized gains..........                     (1.010)    --       --       --       --      --       --        --
                                                       -------  -------  -------  ------- -------  -------  -------  -------
   Total distributions.............                   $ (1.110)$(0.100) $ (0.100)$(0.070) $(0.090)$(0.110) $(0.170  $ (0.045)
                                                       -------  -------  -------  ------- -------  -------  -------  -------

Net asset value, end of year.......                   $ 16.690 $14.770  $13.090 $ 13.410 $ 10.520 $11.040  $ 9.520  $10.400
                                                       =======  =======  =======  ======= =======  =======  =======  =======
Total Return(3)....................                     20.73%  13.61%   (1.64%)  28.22%   (3.94%)  17.21%  (6.92%)   4.46%(*)
Ratios/Supplemental Data
  Net assets, end of year (000 omitted)               $268,732 $237,176 $200,232 $100,071 $74,409  $51,802  $18,842 $ 14,363
  Ratio of expenses to average daily net
   assets..........................                      1.30%   1.29%    1.31%    1.46%    1.51%   1.67%    1.65%    0.59%*
  Ratio of net investment income to
   average daily net assets........                      0.82%   0.99%    1.00%    0.67%    0.81%   1.12%    1.66%    3.28%*
  Portfolio Turnover Rate                                 29%      12%      12%      30%      15%     23%      13%       0%
  Average commission rate paid(4)                     $0.1882       --       --       --       --      --       --       --

(1)During  each of the two years in the period  ended  December  31,  1990,  the operating  expenses of the Fund were  reduced  either by a  reduction  of the investment adviser fee, administrator fee, or distribution fee or a reduction of a combination of these fees. Had such actions not been undertaken, the net investment  income  per share and the  annualized  ratios  would have been as follows:
                                                                                                            1990    1989(2)

Net investment income per share....                                                                        $ 0.092  $ 0.065
                                                                                                           =======  =======
Ratios (As a percentage of average daily net assets):
  Expenses.........................                                                                          2.38%    1.55%(*)
                                                                                                           =======  =======
  Net investment income............                                                                          0.93%    2.33%(*)
                                                                                                           =======  =======

(2 For the period from  September 14, 1989  (commencement  of  operations),  to
   December 31, 1989.
(3)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(4)Average commission rate paid is computed by dividing the total dollar amount of commisions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
   For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
 * Annualized.

The Fund's and the Portfolio's
Investment Objective and Policies


     The Fund's objective is to provide long-term growth of capital and at the same time earn reasonable current income. The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio which has the same investment objective. Securities selected for the Portfolio are drawn from an investment list prepared by Wright and known as The International Approved Wright Investment List (the "International AWIL").

The International Approved Wright Investment List (International AWIL). Wright systematically reviews about 11,000 non-U.S. companies from 46 countries contained in Wright's Worldscope(R) database in order to identify those which, on the basis of at least five years of audited records, pass the minimum standards of prudence (e.g., the value of the company's assets and shareholders' equity exceeds certain minimum standards and its operations have been profitable during the last three years) and thus are suitable for consideration by fiduciary investors. Companies which meet these requirements (3,800 companies) are considered by Wright to be suitable for prudent investment. They may be large or small, may have their securities traded on exchanges or over the counter, and may include companies not currently paying dividends on their shares.

     These approximately 3,800 companies are then subjected to extensive analysis and evaluation in order to identify those which meet Wright's 32 fundamental standards of investment quality. Only those companies which meet or exceed all of these standards (a subset of the 3,800 companies considered for prudent investment) are assigned a Wright Quality Rating and are eligible for selection by the Wright Investment Committee. See the Statement of Additional Information for a more detailed description of Wright Quality Ratings and the International AWIL.


     All companies on the International AWIL are, in the opinion of Wright, soundly financed "True Blue Chips" with established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares.


     The Portfolio seeks to enhance total investment return (consisting of price appreciation plus income) by providing active management of a broadly diversified portfolio of equity securities of well-established, non-U.S. companies meeting strict quality standards. The Portfolio will, through continuous professional investment supervision by Wright, pursue these objectives by investing in a diversified portfolio of equity securities of high-quality, well-established and profitable non-U.S. companies having their principal business activities in at least three different countries outside the United States.

     The Portfolio will, under normal market conditions, invest at least 80% of its net assets in International Blue Chip equity securities, including common stocks, preferred stocks and securities convertible into stock. This is a fundamental policy that can only be changed with shareholder approval. International Blue Chip equity securities are those which are included in the International AWIL, as described above. However, for temporary defensive purposes the Portfolio may hold cash or invest more than 20% of its net assets in the short-term debt securities described under "Other Investment Policies - Defensive Investments."

     The Portfolio may purchase equity securities traded on a securities market of the country in which the company is located or other foreign securities exchanges, or it may purchase American Depositary Receipts ("ADRs") traded in the United States. Purchases of shares of the Fund are suitable for investors wishing to diversify their portfolios by investing in non-U.S. companies or for investors who simply wish to participate in non-U.S. investments. Although the Fund's and the Portfolio's net asset value will be calculated in U.S. dollars, fluctuations in foreign currency exchange rates may affect the value of an investment in the Fund.

     The disciplines which determine sale include disposing of equity securities of any company which no longer meets the quality standards of the International AWIL. The disciplines which determine purchase provide that new funds, income from securities held by the Portfolio and proceeds of sales of securities held by the Portfolio will be used to increase those positions which at current market value are the furthest below their normal target values.

Foreign Investment Risk. Investing in securities of foreign companies and governments involves certain considerations in addition to those arising when investing in domestic securities. These considerations include the possibility of currency exchange rate fluctuations and revaluation of currencies, the existence of less publicly available information about foreign issuers, different accounting, auditing and financial reporting standards, less stringent securities regulation, non-negotiable brokerage commissions, different tax provisions, political or social instability, war or expropriation. Moreover, foreign stock and bond markets generally are not as developed and efficient as those in the United States and, therefore, the volume and liquidity in those markets may be less, and the volatility of prices may be greater, than in U.S. markets. Settlement of transactions on foreign markets may be delayed beyond what is customary in U.S. markets. These considerations generally are of greater concern in developing countries.


     The value in U.S. dollars of investments quoted or denominated in foreign currencies will be affected by changes in currency exchange rates. As one way of managing currency exchange rate risk, the Portfolio may enter into forward foreign currency exchange contracts, which are agreements to purchase or sell a designated amount of foreign currencies at a specified price and date. The Portfolio will usually enter into these contracts to fix the U.S. dollar value of a security it has agreed to buy or sell. The Portfolio may also use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if it expects a decline in the value of the currency in which the foreign security is quoted or denominated. Although the Portfolio will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Investment Adviser's ability to predict accurately the future exchange rate between foreign currencies and the U.S. dollar. The ability to predict the direction of currency exchange rates involves skills different from those used in selecting securities. The Portfolio may hold foreign currency or short-term U.S. or foreign government securities pending investment in foreign securities. The market price of securities held by the Portfolio will fluctuate in response to international stock market developments and currency exchange rate fluctuations. This will cause the Fund's and the Portfolio's net asset value to fluctuate



Other Investment Policies


     The Fund and the Portfolio have adopted certain fundamental investment restrictions which are enumerated in detail in the Statement of Additional Information and which may be changed only by the vote of a majority of the Fund's or the Portfolio's outstanding voting securities. Except for such enumerated restrictions and as otherwise indicated in the Prospectus, the investment objective and policies of the Fund and Portfolio are not fundamental policies and may be changed by the Fund's and Portfolio's Trustees without shareholder or interestholder approval, as the case may be. If any change was made to the Fund's investment objective, the Fund might have an investment objective different from the objective an investor considered appropriate at the time of investment.


     The Fund is not intended to be a complete investment program, and the prospective investor should take into account his or her objectives and other investments when considering the purchase of Fund shares. The Fund cannot eliminate risk or assure achievement of its objective.


Repurchase Agreements. The Portfolio may enter into repurchase agreements to the extent permitted by its investment policies in order to earn income on temporarily uninvested cash. A repurchase agreement is an agreement under which the seller of securities agrees to repurchase and the Portfolio agrees to resell the securities at a specified time and price. The Portfolio may enter into repurchase agreements only with large, well-capitalized banks or government securities dealers that meet Wright credit standards. In addition, such repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned under the repurchase agreement. In the event of a default or bankruptcy by a seller under a repurchase agreement, the Portfolio will seek to liquidate such collateral. However, the exercise of the right to liquidate such collateral could involve certain costs, delays and restrictions and is not ultimately assured. To the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Portfolio could suffer a loss.

Lending Portfolio Securities. The Portfolio may seek to increase its total return by lending portfolio securities to broker-dealers or other institutional borrowers. Such loans are continuously secured by collateral in cash or liquid securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. During the existence of a loan, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest, if any, on investment of the collateral. However, the Portfolio may at the same time pay a transaction fee to such borrowers and administrative expenses, such as finders fees to third parties. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Investment Adviser to be of good standing and when, in the judgment of the Investment Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis and collateral values will be continuously maintained at no less than 100% by "marking to market" daily. If the Investment Adviser decides to make securities loans on behalf of the Portfolio, it is intended that the value of the securities loaned would not exceed 30% of the Portfolio's total assets.

Forward Commitments And When-Issued Securities. The Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. The Portfolio is required to hold and maintain in a segregated account with the Portfolio's custodian or subcustodian until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. Alternatively, the Portfolio may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although the Portfolio would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Portfolio may dispose of a when-issued security or forward commitment prior to settlement if the Investment Adviser deems it appropriate to do so.

Defensive Investments. During periods of unusual market conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or a portion of the Portfolio's assets may be held in cash or invested in short-term obligations, including but not limited to short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); commercial paper which at the date of investment is rated A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by such rating organization, is deemed by Wright pursuant to procedures established by the Trustees to be of comparable quality; short-term corporate obligations and other debt instruments which at the date of investment are rated AA or better by S&P or Aa or better by Moody's or, if unrated by such rating organization, are deemed by Wright pursuant to procedures established by the Trustees to be of comparable quality; and certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks which are determined to be of high quality by Wright pursuant to procedures established by the Trustees. The Portfolio may invest in instruments and obligations of banks that have other relationships with the Fund, the Portfolio, Wright, or Eaton Vance. No
preference   will  be  shown   towards   investing  in  banks  which  have  such
relationships.



The Investment Adviser


     The Trustees of the Portfolio Trust have engaged Wright to act as investment adviser to the Portfolio pursuant to the Portfolio Investment
Advisory Contract. Wright furnishes the Portfolio with investment advice and management services. Wright is a wholly-owned subsidiary of The Winthrop Corporation ("Winthrop"). The address of both Winthrop and Wright is 1000 Lafayette Boulevard, Bridgeport, Connecticut. The Trustees of the Trust are responsible for the general oversight of the conduct of the Fund's business and the Trustees of the Portfolio Trust are responsible for the general oversight of the Portfolio's business.

     Wright is a leading independent international investment management and advisory firm which, together with its parent, Winthrop, has more than 30 years' experience. Its staff of over 150 people includes a highly respected team of 65 economists, investment experts and research analysts. Wright manages assets for bank trust departments, corporations, unions, municipalities, eleemosynary institutions, professional associations, institutional investors, fiduciary organizations, family trusts and individuals as well as mutual funds. Wright, along with Disclosure International, Inc., operates one of the world's largest and most complete databases of financial information on 15,000 domestic and international corporations. At the end of 1996, Wright managed approximately $4 billion of assets.

     Under the Portfolio's Investment Advisory Contract, the Portfolio is required to pay Wright a monthly advisory fee at the annual rates (as a percentage of average daily net assets) set forth in the table below.


                           ANNUAL % ADVISORY FEE RATES

    Under   $100 Mil. to    $250 Mil. to   $500 Mil. to      Over
  $100 Mil.   $250 Mil.       $500 Mil.      $1 Billion    $1 Billion
-------------------------------------------------------------------------------

    0.75%       0.79%          0.77%            0.73%         0.68%


     As at December 31, 1996, the aggregate net assets of the Fund were $268,732,339. For the fiscal year ended December 31, 1996, the Fund paid advisory fees equivalent to 0.77% of the Fund's average daily net assets. Prior to May 1, 1997, the Fund invested directly in securities and engaged the services of Winthrop as investment adviser. Pursuant to a services agreement with Winthrop, Wright provided investment management services directly to the Fund and the Fund paid investment advisory fees to Wright.




     Shareholders of the Fund who are also advisory clients of Wright may have agreed to pay Wright a fee for such advisory services. Wright does not intend to exclude from the calculation of the investment advisory fees payable to Wright by such advisory clients the portion of the advisory fee paid indirectly by the Fund. Accordingly, a client may pay an advisory fee to Wright in accordance with Wright's customary investment advisory fee schedule charged to investment advisory clients and at the same time, as a shareholder in a Fund, bear its share of the advisory fee paid to Wright as described above.

     Pursuant to the Portfolio Investment Advisory Contract, Wright also furnishes for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. The Portfolio is responsible for the payment of all expenses relating to its operations other than those expressly stated to be payable by Wright under its Portfolio Investment Advisory Contract.

     Wright places the portfolio security transactions for the Portfolio, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute the Portfolio's portfolio security transactions on the most favorable terms and in the most effective manner possible. Subject to the foregoing, Wright may consider sales of shares of the Fund or of other investment companies sponsored by Wright as a factor in the selection of broker-dealer firms to execute such transactions.

     An Investment Committee of senior officers, all of whom are experienced analysts, exercises disciplined direction and control over all investment selections, policies and procedures for the Portfolio. The Committee, following highly disciplined buy-and-sell rules, makes all decisions for the selection, purchase and sale of all securities. The members of the Committee are as follows:

     Peter M. Donovan, CFA, President and Chief Executive Officer of Wright. Mr. Donovan received a BA Economics, Goddard College and joined Wright from Jones, Kreeger & Co., Washington, DC in 1966. Mr. Donovan is the president of The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright Managed Blue Chip Series Trust, The Wright EquiFund Equity Trust, Catholic Values Investment Trust and The Wright Blue Chip Master Portolio. He is also a director of Aetna Master Fund. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     Judith R. Corchard, Chairman of the Investment Committee, Executive Vice President-Investment Management of Wright. Ms. Corchard attended the University of Connecticut and joined Wright in 1960. She is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Jatin J. Mehta, CFA, Executive Counselor and Director of Education of Wright. Mr. Mehta received a BS Civil Engineering, University of Bombay, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Mehta was an executive of the Industrial Credit Investment Corporation of India, a World Bank agency in India for financial assistance to private industry. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Harivadan K. Kapadia, CFA, Senior Vice President - Investment Analysis and Information of Wright. Mr. Kapadia received a BA (hon.) Economics and Statistics and MA Economics, University of Baroda, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Kapadia was Assistant Lecturer at the College of Engineering and Technology in Surat, India and Lecturer, B.J. at the College of Commerce & Economics, VVNagar, India. He has published the textbooks: "Elements of Statistics," "Statistics," "Descriptive Economics," and "Elements of Economics." He was appointed Adjunct Professor at the Graduate School of Business, Fairfield University in 1981. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Michael F. Flament, CFA, Senior Vice President - Investment and Economic Analysis of Wright. Mr. Flament received a BS Mathematics, Fairfield University; MA Mathematics, University of Massachusetts and an MBA Finance, University of Bridgeport and joined Wright in 1972. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     James P. Fields, CFA, Vice President and Investment Officer of Wright. Mr. Fields received a B.S. Accounting, Fairfield University and an MBA Finance from Pace University. He joined Wright in 1982 and is also a member of the New York Society of Security Analysts.


     Amit S. Khandwala, Vice President - International Investments of Wright. Mr. Khandwala received a BS (Economics, Accounting, International Business and Computers) from University of Bombay, India, and an MBA (Investments, Corporate Finance, International Finance & International Marketing) from the University of Hartford. Mr. Khandwala has taught in the Executive MBA Program at the
University of Hartford Business School and his research on ADRs has been published in The Journal of Portfolio Management. He was involved in establishing the Stamford Society of Securities Analysts and is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts. He joined Wright in 1986.

     Charles T. Simko, Jr., Vice President - Investment Research of Wright. Mr. Simko received a BS Mathematics from Fairfield University. He joined Wright in 1985.

     Wright serves as the investment adviser to one other series in The Wright Managed Equity Trust, two series in The Wright Managed Income Trust, the Portfolio Trust, The Wright Managed Blue Chip Series Trust, The Wright EquiFund Equity Trust and Catholic Values Investment Trust.



The Administrator


     The Trust engages Eaton Vance as its administrator under an Administration Agreement and the Portfolio Trust engages Eaton Vance as its administrator under the Portfolio Administration Agreement (together, the "Administration Agreements"). Under the Administration Agreements, Eaton Vance is responsible for managing the legal and business affairs of the Fund and the Portfolio, subject to the supervision of the Trust's and the Portfolio Trust's Trustees. Eaton Vance's services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings and other administrative services necessary to conduct the Fund's and the Portfolio's business. Eaton Vance will not provide any investment management or advisory services to the Portfolio.

For its services under the Administration Agreements, Eaton Vance receives a monthly administration fee at the annual rates (as a percentage of average daily net assets) set forth in the following tables:


 THE FUND'S ANNUAL % ADMINISTRATION FEE RATES


                   $100 Million    $250 Million
       Under            to              to             Over
   $100 Million    $250 Million    $500 Million    $500 Million
-------------------------------------------------------------------------------

       0.10%         0.03%           0.015%          0.010%

THE PORTFOLIO'S ANNUAL % ADMINISTRATION FEE RATES
-------------------------------------------------------------------------------
                  $100 Million    $250 Million
       Under           to              to             Over
   $100 Million   $250 Million    $500 Million    $500 Million
-------------------------------------------------------------------------------

       0.10%         0.03%           0.015%          0.010%




     During the fiscal year ended December 31, 1996, the fee rate paid by the Fund was 0.12%. The Portfolio did not pay administration fees in 1996.

     Eaton Vance, its affiliates and its predecessor companies have been primarily engaged in managing assets of individuals and institutional clients since 1924 and managing, administering and marketing mutual funds since 1931. Total assets under management are over $17 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a publicly-held holding company.



Share Purchase Alternatives


     The Fund continuously offers two classes of shares designated as Standard Shares and Institutional Shares. Standard Shares are offered with no front-end or deferred sales charge and require a minimum initial investment of $1,000. Standard Shares are subject to distribution fees at a rate of up to 0.25% of the Fund's average daily net assets attributable to Standard Shares and may be subject to service fees at a rate of up to 0.25% of such assets. Institutional Shares are offered with no front-end or deferred sales charge, require a minimum initial investment of $1,000,000, and are available for purchase by bank trust departments, qualified retirement plans and other institutional investors. Institutional Shares may be subject to service fees at a rate of up to 0.25% of the Fund's average daily net assets attributable to Institutional Shares.

Distribution Expenses -- Standard Shares

     In addition to the fees and expenses payable by the Portfolio or the Fund in accordance with the Investment Advisory Contract and Administration Agreements, the Fund pays for distribution expenses of the Standard Shares pursuant to a distribution plan (the "Standard Shares Plan") adopted by the Trust and designed to meet the requirements of Rule 12b-1 under the 1940 Act and
Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). The Fund does not pay distribution expenses with respect to the Institutional Shares.

     The Standard Shares Plan provides that monies may be spent by the Fund on any activities primarily intended to result in the sale of the Fund's Standard Shares, including, but not limited to, compensation paid to and expenses incurred by officers, Trustees, employees or sales representatives of the Trust, including telephone expenses, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, and advertising of any type. The expenses covered by the Standard Shares Plan may include payments to any separate distributors under agreement with the Trust for activities primarily intended to result in the sale of the Fund's Standard Shares.

     The Trust has entered into a distribution contract with the Principal Underwriter, a wholly owned subsidiary of Winthrop. Under the Standard Shares Plan, as amended, the Fund will pay 0.25% of its average daily net assets attributable to the Standard Shares to the Principal Underwriter.

     For the fiscal year ended December 31, 1996, the Fund made distribution expense payments (as an annualized percentage of average daily net assets) of 0.20% pursuant to the distribution plan then in effect.

     The Principal Underwriter may use the distribution fee for its expenses of distributing the Standard Shares, including allocable overhead expenses. Distribution expenses not specifically attributable to the Standard Shares are allocated among the Fund and certain other investment companies for which Wright acts as Principal Underwriter, based on the amount of sales of the Standard Shares resulting from the Principal Underwriter's distribution efforts and expenditures. If the distribution fee exceeds the Principal Underwriter's expenses, the Principal Underwriter may realize a profit from these arrangements.


Service Plan

     The Trust has adopted a service plan on behalf of the Fund (the "Service Plan") which allows the Fund to reimburse the Principal Underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The services provided by these intermediaries may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, processing orders to purchase, redeem or exchange shares for customers, responding to inquiries from prospective and existing shareholders and assisting customers with investment procedures. The amount of the service fee payable under the Service Plan with respect to each class of shares of the Fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes.



How the Fund Values its Shares


     The Trust values the shares of the Fund once on each day the New York Stock Exchange ("NYSE" or the "Exchange") is open as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The net asset value per share of each class of the Fund is determined in the manner authorized by the Trustees of the Trust by Investors Bank & Trust Company ("IBT"), the Fund's custodian (as agent for the Fund). Such determination is accomplished by dividing the number of outstanding shares of each class of the Fund into the net assets attributable to that class. The net asset value of each class can differ. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities). The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner described below. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets.

     Portfolio securities traded on more than one United States national securities exchange or foreign securities exchange are valued by the Portfolio's custodian at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities, unless those prices are deemed by Wright to be not representative of market values. Securities which cannot be valued at such prices will be valued by Wright at fair value in accordance with procedures adopted by the Portfolio Trust's Trustees. Foreign currencies, options on foreign currencies and forward foreign currency contracts will be valued at their last sales price as determined by published quotations or as supplied by banks that deal in such instruments. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar value at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Portfolio Trust's Trustees. Securities traded over-the-counter, unlisted securities and listed securities for which closing sale prices are not available are valued at the mean between latest bid and asked prices or, if such bid and asked prices are not available, at prices supplied by a pricing agent selected by Wright, unless such prices are deemed by Wright not to be representative of market values at the close of business of the NYSE. Securities for which market quotations are unavailable, restricted securities, securities for which prices are deemed by Wright not to be representative of market values, and other assets will be appraised at their fair value as determined in good faith under procedures established by the Trustees of the Portfolio Trust. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's and the

Portfolio's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's and the Portfolio's calculation of net asset value unless Wright deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

How to Buy Shares


     Shares of the Fund are sold without a sales charge at the net asset value next determined after the receipt of a purchase order as described below. The minimum initial investment is $1,000 for Standard Shares, although this will be waived for investments in 401(k) tax-sheltered retirement plans or for Automatic Investment Program accounts, which may be established with an investment of $50 or more. The minimum initial investment for Institutional Shares is $1,000,000 which may be waived for bank trust departments, qualified retirement plans and other institutional investors. There is no minimum amount required for subsequent purchases, except that subsequent investments for Automatic Investment Program accounts must be at least $50. If you do not specify the class of shares to be purchased, your order will be rejected and your money returned. The Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares.


     Shares of the Fund may be purchased or redeemed through an investment dealer, bank or other institution ("Authorized Dealer"). Charges may be imposed by the institution for its services. Any such charges could constitute a material portion of a smaller account. Shares may be purchased or redeemed directly from or with the Fund without imposition of any charges other than those described in this Prospectus.

     By Wire: Investors may purchase shares by transmitting immediately available funds (Federal Funds) by wire to:

                      Boston Safe Deposit and Trust Company
                                One Boston Place
                                   Boston, MA

                                 ABA: 011001234
                                 Account 081345
                  Further Credit: (Name of Fund; Name of Class)
                       (Include your Fund account number)


     Initial purchase -- Upon making an initial investment by wire, an investor must first telephone the Fund's Order Department (800) 225-6265, ext. 7750, to advise of the action and to be assigned an account number. If this telephone call is not made, it may not be possible to process the order promptly. In addition, an Account Instructions form, which is available through WISDI, should be promptly forwarded to First Data Investor Services Group (the "Transfer Agent") at the following address:

                         Wright Managed Investment Funds
                                  P.O. Box 5123
                      Westborough, Massachusetts 01581-5123

     Subsequent Purchases -- Additional investments may be made at any time through the wire procedure described above. The Fund's Order Department must be immediately advised by telephone at (800) 225-6265, ext. 7750, of each transmission of funds by wire.


     By Mail: Initial Purchases -- The Account Instructions form available through WISDI should be completed, signed and mailed with a check, Federal Reserve Draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the Wright International Blue Chip Equities Fund, and mailed to the Transfer Agent at the above address.

     Subsequent Purchases -- Additional purchases may be made at any time by check, Federal Reserve draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the Fund at the above address. The sub-account, if any, to which the subsequent purchase is to be credited should be identified together with the sub-account number and, unless otherwise agreed, the name of the sub-account.

     Automatic Investment Program -- for regular share accumulation (Standard Share Class only): Cash investments of $50 or more may be made through the shareholder's checking account via automatic withdrawal each month or quarter. The $1,000 minimum initial investment and small account redemption policy are waived for the Automatic Investment Program accounts.


     Purchase through Exchange of Securities: Investors wishing to purchase shares of the Fund through an exchange of portfolio securities should contact WISDI to determine the acceptability of the securities and make the proper arrangements. Shares of the Fund may be purchased, in whole or in part, by delivering to the Fund's custodian securities that meet the investment objective and policies of the Fund, have readily ascertainable market prices and quotations and are otherwise acceptable to the Investment Adviser and the Fund. The Trust will only accept securities in exchange for shares of the Fund for investment purposes and not as agent for the shareholders with a view to a resale of such securities. The Investment Adviser, WISDI and the Fund reserve the right to reject all or any part of the securities offered in exchange for shares of the Fund. An investor who wishes to make an exchange should furnish to WISDI a list with a full and exact description of all of the securities which he proposes to deliver. WISDI or the Investment Adviser will specify those securities which the Fund is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Fund's custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Exchanged securities will be valued at their fair market value as of the date that the securities in proper form for transfer and the accompanying purchase order are both received by the Trust, using the procedures for valuing portfolio securities as described under "How the Fund Values its Shares" on page 12. However, if the NYSE or appropriate foreign stock exchange is not open for unrestricted trading on such date, such valuation shall be on the next day on which the NYSE is so open. The net asset value used for purposes of pricing shares sold under the exchange program will be the net asset value next determined following the receipt of both the securities offered in exchange and the accompanying purchase order. Securities to be exchanged must have a minimum aggregate value of $5,000. An exchange of securities is a taxable transaction which may result in realization of a gain or loss for federal and state income tax purposes.




Account Statements and Confirmations

     Account statements indicating total shares of each class of the Fund owned in the account or each sub-account will be mailed to investors quarterly. Confirmations will be issued at the time of each purchase or redemption. The issuance of shares will be recorded on the books of the Trust. The Trust does not issue share certificates. The Trust reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares.

     Shares of each Fund may be purchased or redeemed through an investment dealer, bank or other institution ("Authorized Dealer"). Charges may be imposed by the institution for its services. Any such charges could constitute a material portion of a smaller account. Shares may be purchased or redeemed directly from the Fund without imposition of any charges other than those described in this Prospectus.



Distributions by the Fund

     The Trust intends to pay dividends from the net investment income of the Fund as shown on the Fund's books at least annually. Any net capital gains realized from the sale of securities or other transactions in the Fund's portfolio (reduced by any available capital loss carryforwards from prior years) will be paid at least annually, shortly before or after the close of the Fund's fiscal year. Shareholders may reinvest dividends and accumulate capital gains distributions, if any, in additional shares of the Fund at the net asset value as of the ex-dividend date. Unless shareholders otherwise instruct, all distributions and dividends will be automatically invested in additional shares of the Fund. Alternatively, shareholders may reinvest capital gains distributions and direct that dividends be paid in cash, or that both dividends and capital gains distributions be paid in cash.

Taxes

     The Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has qualified and elected to be treated as a regulated investment company for federal income tax purposes and intends to continue to qualify as such. In order to so qualify, the Fund must meet certain requirements with respect to sources of income, diversification of assets, and distributions to shareholders. The Fund does not pay federal income or excise taxes to the extent that it distributes to its shareholders all of its net investment income and net realized capital gains in accordance with the timing requirements of the Code. In addition, the Fund will not be subject to Massachusetts income, corporate excise or franchise taxation as long as it qualifies as a regulated investment company under the Code.



     For federal income tax purposes, distributions from the Fund's net investment income, any excess of its net short-term capital gain over its net long-term capital loss, and certain net realized foreign currency gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions from any excess of the Fund's net long-term capital gain over its net short-term capital loss that the Fund designates as "capital gain dividends" are taxable as long-term capital gains whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the Fund shares. It is not expected that any portion of any dividends or distributions by the Fund will qualify for the corporate dividends-received deduction.

     Distributions on Fund shares shortly after their purchase, although they may be attributable to taxable income and/or capital gains that had been realized but not distributed at the time of purchase and, therefore, may be in effect a return of a portion of the purchase price, are generally subject to federal income tax.

     Redemptions (including exchanges) of shares of the Fund are taxable transactions and may in particular cases be subject to wash sale or other special tax rules.

     The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from securities of foreign issuers. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. In any taxable year in which more than 50% of the value of the Fund's assets (including its proportionate share of the Portfolio's assets) at the close of such taxable year consists of stocks or securities of foreign corporations, the Fund may elect to pass through to its shareholders its share of the foreign income or other qualified foreign taxes paid by the Portfolio. In such case, shareholders may be required to include in gross income their pro rata portion of such taxes and may be eligible to claim a credit (or if they itemize their deductions, a deduction) with respect to such taxes, subject to certain conditions and limitations under the Code.




     Annually, shareholders of the Fund that are not exempt from information reporting requirements will receive information on Form 1099 regarding the prior calendar year's distributions and redemptions (including exchanges). Dividends declared by the Fund in October, November or December to shareholders of record as of a date in such a month and paid the following January will be treated for federal income tax purposes as having been received by shareholders on December 31 of the year in which they are declared.


     Under  Section  3406  of  the  Code,   individuals   and  other   nonexempt
shareholders who have not provided to the Fund their correct taxpayer identification numbers and certain certifications required by the IRS will be subject to backup withholding at the rate of 31% on distributions made by the Fund and on proceeds of redemptions or exchanges of shares of the Fund. In addition, the Fund may be required to impose such backup withholding if it is notified by the IRS or a broker that the shareholder's taxpayer identification number is incorrect or that backup withholding applies because of underreporting of interest or dividend income. If such withholding is applicable, such distributions and proceeds will be reduced by the amount of tax required to be withheld.


     Shareholders who are not United States persons should also consult their tax advisers as to the potential application of certain U.S. taxes, including a U.S. withholding tax at the rate of 30% (or at a lower treaty rate) on amounts treated as ordinary income distributions to them, and of foreign taxes to their investment in the Fund.

     Dividends and other distributions and the value of Fund shares may, of course, also be subject to state, local or other taxes. Shareholders should consult their own tax advisers with respect to the state, local or other tax consequences of investing in the Fund.

     See the Fund's Statement of Additional Information for more information regarding certain tax provisions.



How to Exchange Shares


     Shares of the Fund may be exchanged for shares of the same class of any funds in the Trust, The Wright Managed Income Trust and Standard Shares may be exchanged for shares of the funds in The Wright EquiFund Equity Trust. All exchanges are made at the net asset values of the funds at the time of the exchange without the imposition of additional charges.


     This exchange privilege is available only in states where shares of the other fund may be legally sold. Each exchange is subject to a minimum initial investment of $1,000 in each fund. The prospectus of each fund describes its investment objectives and policies and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

     Shareholders purchasing shares from an Authorized Dealer may effect exchanges between the above funds through their Authorized Dealer who will transmit information regarding the requested exchanges to the Transfer Agent.


     The Transfer Agent makes exchanges at the next determined net asset value after receiving a request in writing mailed to the address provided under "How to Buy Shares." Telephone exchanges are also accepted if the exchange involves shares valued at less than $50,000 and on deposit with the Transfer Agent. All shareholders are automatically eligible for the telephone exchange privilege. To effect such exchanges, call the Transfer Agent at (800) 555-0644 (this is a recorded line), Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Time). All such telephone exchanges must be registered in the same name(s) and with the same address and social security or other taxpayer identification number as are registered with the fund from which the exchange is being made. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures have been followed to confirm that instructions communicated are genuine. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. When calling to make a telephone exchange, shareholders should have their account number and social security or other taxpayer identification numbers.

     Generally, shareholders will be limited to four Telephone Exchange round-trips during each year following the initial investment and the Fund may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of the Fund into another Wright Fund, and then back to the Fund). The Trust believes that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Fund. Therefore, the Trust generally will not honor requests for exchanges, including telephone exchanges, by shareholders who identify themselves or are identified by the Trust as "market-timers." The Trust identifies as market-timers on its account records those investors who repeatedly make exchanges within a short period (even if less than four round-trips per year) while retaining Fund shares for very short holding periods (often less than a month). The Trust does not automatically redeem shares that are the subject of a rejected exchange request. Such shares will only be redeemed if the Trust is specifically authorized to do so by the shareholder.

     Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Any exchange request may be rejected by the Fund or the Principal Underwriter at its discretion. The exchange privilege may be changed or discontinued without penalty at any time. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. Contact the Transfer Agent for additional information concerning the exchange privilege.

     Shareholders should be aware that for federal and state income tax purposes, an exchange is a taxable transaction.

How to Redeem or Sell Shares


     Shares of the Fund will be redeemed at the next determined net asset value after receipt of a redemption request in good order as described below. Proceeds will be mailed within seven days of such receipt. However, at various times the Fund may be requested to redeem shares for which it has not yet received good payment. If the shares to be redeemed represent an investment made by check, the Fund may delay payment of redemption proceeds until the check has been collected which, depending upon the location of the issuing bank, could take up to 15 days. If a shareholder owns both Standard Shares and Institutional Shares and fails to specify which class should be redeemed, Institutional Shares will be redeemed. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of securities. The securities so distributed would be valued pursuant to the Fund's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. For federal and state income tax purposes, a redemption of shares is a taxable transaction.


     Through Authorized Dealers: Shareholders using Authorized Dealers may redeem shares through such dealers.


     By Telephone: All shareholders are automatically eligible for the telephone redemption privilege, unless the account application indicates otherwise. Shareholders redeeming $50,000 or less may effect their redemption by calling the Fund's Transfer Agent at (800) 555-0644 (9:00 a.m. to 4:00 p.m. Eastern time if the redemption involves shares on deposit with the Transfer Agent). Payment will be made by check to the address of record. Telephone instructions will be tape recorded. Shareholders redeeming more than $50,000 may effect a redemption by calling the Fund's Order Department at (800) 225-6265, ext. 7750 (8:30 a.m. to 4:00 p.m. Eastern time). In times when the volume of telephone redemptions is heavy, additional phone lines will automatically be added by the Fund. However, in times of drastic economic or market changes, a telephone redemption may be difficult to implement. At such times, a shareholder may redeem shares by mail or by faxing a redemption request to (617) 348-2932.

     When calling to make a telephone redemption, shareholders should have available their account number and the class of shares they are redeeming. A telephone redemption will be made at that day's net asset value, provided that the telephone redemption request is received prior to 4:00 p.m. on that day. Telephone redemption requests received after 4:00 p.m. will be effected at the net asset value determined for the next trading day. Payment will be made by check to the address of record or, if an appropriate election was made on the application form, by wire transfer to the bank account or address designated and normally, as indicated above, within one business day after receipt of the redemption request in good order. Trust Departments may make redemptions and deposit the proceeds in checking or other accounts of clients, as specified in instructions furnished to the Fund at the time of initially purchasing Fund shares. Neither the Trust, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures have been followed to confirm that the instructions communicated are genuine.




     By Mail: A shareholder may also redeem all or any number of shares at any time by mail by delivering the request with a stock power to the Transfer Agent, First Data Investor Services Group, Wright Managed Investment Funds, P.O. Box 5123, Westborough, Massachusetts 01581-5123. As in the case of telephone requests, payments will normally be made within one business day after receipt of the redemption request in good order. Good order means that the written redemption requests or stock powers must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to the Transfer Agent. In addition, in some cases, good order may require the furnishing of additional documents, such as where shares are registered in the name of a corporation, partnership or fiduciary.


     The right to redeem shares of the Fund and to receive payment therefor may be suspended at times (a) when the securities markets are closed, other than customary weekend and holiday closings, (b) when trading is restricted for any reason, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) when the Securities and Exchange Commission by order permits a suspension of the right of redemption or a postponement of the date of payment or redemption.

     Although the Fund normally intends to redeem shares in cash, the Fund reserves the right to deliver the proceeds of redemptions in the form of portfolio securities if deemed advisable by the Trustees. The value of any such portfolio securities distributed will be determined in the manner described under "How the Fund Values its Shares" and may be more or less than a shareholder's cost depending upon the market value of portfolio securities at the time the redemption is made. If the amount of the Fund's shares to be redeemed for a shareholder or a sub-account within a 90-day period exceeds the lesser of $250,000 or 1% of the aggregate net asset value of the Fund at the beginning of such period, the Fund reserves the right to deliver all or any part of such excess in the form of portfolio securities. If portfolio securities were distributed in lieu of cash, the shareholder would normally incur transaction costs upon the disposition of any such securities.


     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem fully at net asset value any account (including accounts of clients of fiduciaries) which at any time, due to redemption or transfer, amounts to less than $1,000 for Standard Share accounts or $500,000 for Institutional Share accounts; any shareholder who makes a partial redemption which reduces his Standard Share account to less than $1,000 or $500,000 for Institutional Share account would be subject to the Fund's right to redeem such account. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. Prior to the execution of any such redemption, notice will be sent and the shareholder will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum of $1,000 or $500,000 for Standard Share or Institutional Share accounts, respectively. Thus, a Standard Share investor making an initial investment of $1,000 would not be able to redeem shares without being subject to this policy.


Performance Information


     From time to time, the Fund may publish its total return in advertisements and communications to shareholders. Each class's total return is determined by computing the annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions. Investors should note that the investment results of each class in the Fund will fluctuate over time, and the performance of each class will differ because each class bears different expenses. Any presentation of the total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's total return may be in any future period. If Fund expenses were reduced by Wright, WISDI or Eaton Vance, a class's performance would be higher.



Other Information


     The Trust is a business trust established under Massachusetts law and is a no-load, open-end management investment company. The Trust was established pursuant to a Declaration of Trust dated June 17, 1982, as amended and restated May 1, 1997.




     The Trust reserves the right to create and issue multiple series of shares, or classes of these series, which are separately managed and have different investment objectives. The Trustees have authorized the issuance of two classes of shares of the Fund designated as Standard Shares and Institutional Shares. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution fees and other expenses. Also, each class of shareholders has exclusive voting rights with respect to its distribution plans, if any.

     The Trust is not required and does not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing trustees, changing fundamental policies or approving a management
contract.   The  Trust,  under  certain   circumstances,   will  assist  in
shareholder communications with other Trust shareholders.

     The Portfolio is organized as a series of The Wright Blue Chip Master Portfolio (the "Portfolio Trust") under the laws of the State of New York. The Portfolio intends to be treated as a separate partnership for federal tax purposes. The Portfolio Trust and the Trust intend to comply with all applicable federal and state securities laws.

     The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, affords the potential for economies of scale for the Fund (at least when the assets of its Portfolio exceed $500 million) and may over time result in lower expenses for the Fund.

     In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expense. These differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting the Administrator, 24 Federal Street, Boston, Massachusetts 02110, (617) 482-8260.

     Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio Trust without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in convening the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

     The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.



Tax-Sheltered Retirement Plans


     The Fund is available for investment by individual retirement account plans for individuals and their non-employed spouses, pension and profit sharing plans for self-employed individuals, corporations and non-profit organizations, or 401(k) tax-sheltered retirement plans. The minimum initial purchase and the small account redemption policy will be waived for investments in 401(k) plans.


     For more information, write to:

                  Wright Investors' Service Distributors, Inc.
                            1000 Lafayette Boulevard
                          Bridgeport, Connecticut 06604

                             or call: (800) 888-9471

Wright International
Blue Chip Equities Fund



PROSPECTUS
May 1, 1997




The Wright Managed Equity Trust
===============================================================================

Investment Adviser
Wright Investors' Service, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Principal Underwriter
Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Administrator
Eaton Vance Management
24 Federal Street
Boston, Massachusetts 02110

Custodian
Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111


Transfer Agent
First Data Investor Services Group
Wright Managed Investment Funds
P.O. Box 5123
Westborough, Massachusetts 01581-5123


Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, Massachusetts  02110


24 Federal Street
Boston, Massachusetts 02110

Wright
International
Blue Chip
Equities Fund



                                                  Split Globe
                                                   Logo Here





PROSPECTUS


May 1, 1997

                                     PART B
          Information Required in a Statement of Additional Information


                                         STATEMENT OF ADDITIONAL INFORMATION
                                                              STANDARD SHARES
                                                         INSTITUTIONAL SHARES
                                                                  MAY 1, 1997



                              WRIGHT INTERNATIONAL
                             BLUE CHIP EQUITIES FUND

===============================================================================

                                   a series of
                         The Wright Managed Equity Trust
                                24 Federal Street
                           Boston, Massachusetts 02110

===============================================================================


Table of Contents                                                      Page


Additional Information about the Trust and the Portfolio Trust.......    2
Additional Investment Information....................................    2
Officers and Trustees................................................    6
Control Persons and Principal Holders of Shares......................    8
Investment Advisory and Administrative Services......................    8
Custodian............................................................   10
Independent Certified Public Accountants.............................   11
Brokerage Allocation.................................................   11
Principal Underwriter................................................   12
Service Plan.........................................................   13
Performance Information..............................................   14
Taxes    ............................................................   14
Financial Statements.................................................   15
Appendix ...............................................................16

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus of the Fund dated May 1, 1997, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained without charge from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604 (800-888-9471).

Additional Information
about the Trust and the Portfolio Trust

     Unless otherwise defined herein, capitalized terms have the meaning given to them in the Prospectus.


     The Trust's Declaration of Trust may be amended with the affirmative vote of a majority of the outstanding shares of the Trust or, if the interests of a particular series or class of a series are affected, a majority of that series' or class's outstanding shares. The Trustees are authorized to make amendments to the Declaration of Trust that do not have a material adverse effect on the financial interests of shareholders. The Fund may be terminated upon the sale of the Fund's assets to another diversified open-end management investment company, if approved by the vote of a majority of the Trustees. The Trust or a series or class may be terminated upon liquidation and distribution of the assets of the Trust or series or class, if approved by a majority of the Trustees. If not so terminated, the Trust or series or class may continue indefinitely.


     The Trust's Declaration of Trust further provides that the Trust's Trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


     The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The risk of any shareholder incurring any liability for the obligations of the Trust is extremely remote. The Investment Adviser does not consider this risk to be material.

     In addition to the Fund, the Trust has three additional series: Wright Selected Blue Chip Equities Fund, Wright Junior Blue Chip Equities Fund and Wright Major Blue Chip Equities Fund, that are being offered pursuant to a separate prospectus and statement of additional information.

     The Portfolio is a series of the Portfolio Trust, a newly formed trust which, like the Trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio Trust was organized as a trust under the laws of the State of New York on March 18, 1997.

     Interests in the Portfolio Trust have no preemptive or conversion rights, and are fully paid and non-assessable except as described in the Prospectus. The Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. Trustees may be removed by a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

     Each holder in the Portfolio Trust is entitled to a vote in proportion to its percentage interest in the Portfolio Trust.

Additional Investment Information


     The Fund seeks to achieve its investment objective by investing its assets in the Portfolio which has the same investment objective.


Foreign Investments


     Foreign Securities. The Portfolio may invest in foreign securities. Investing in securities of foreign governments or securities issued by companies whose principal business activities are outside the United States may involve significant risks not associated with domestic investments. It is anticipated that in most cases, the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. Securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.

     The limited liquidity of certain foreign markets in which the Portfolio may invest may affect the Portfolio's ability to accurately value its assets invested in such market. In addition, the settlement systems of certain foreign countries are less developed than the U.S., which may impede the Portfolio's ability to effect portfolio transactions. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers.
Investments in foreign securities also involve the risk of possible adverse changes in exchange control regulations, expropriation or confiscatory taxation, limitation on removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     Foreign Currency Exchange Transactions. The Portfolio may engage in foreign currency exchange transactions. Investments in securities of foreign governments and companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries. In addition, assets of the Portfolio may temporarily be held in bank deposits in foreign currencies during the completion of investment programs. Therefore, the value of the Portfolio's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Portfolio values its assets daily in U.S. dollars, the Portfolio does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Portfolio will convert currency on a spot basis from time to time and will incur costs in connection with such currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. The Portfolio does not intend to speculate in foreign currency exchange rates.

     As an alternative to spot transactions, the Portfolio may enter into contracts to purchase or sell foreign currencies at a future date ("forward" contracts) or purchase currency call or put options. A forward contract involves an obligation to purchase or sell a specific currency at a future date and price fixed by agreement between the parties at the time of entering into the contract.

These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally involves no deposit requirement and no commissions are charged at any stage for trades. The Portfolio intends to enter into such contracts only on net terms. The purchase of a put or call option is an alternative to the purchase or sale of forward contracts and will be used if the option premiums are less then those in the forward contract market.

     The Portfolio may enter into forward contracts only under two circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security quoted or dominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. This is accomplished by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction ("transaction hedging"). Such forward contract transactions will enable the Portfolio to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date of payment for the security.

     Second, when the Portfolio's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Portfolio may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies will change as a consequence of fluctuations in the market value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency exchange rates and the implementation of a short-term hedging strategy are highly uncertain. As an operating policy, the Portfolio does not intend to enter into forward contracts for such hedging purposes on a regular or continuous basis. The Portfolio will also not enter into such forward contracts or maintain a net exposure to such contracts if the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency.

     The Portfolio's custodian will place cash or liquid securities in a segregated account. The amount of such segregated assets will be at least equal to the value of the Portfolio's total assets committed to the consummation of forward contracts involving the purchase of forward currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

     The Portfolio generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Portfolio may elect to sell the portfolio security and make delivery of the foreign currency. Alternatively, the Portfolio may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an identical offsetting contract from the same currency trader.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the Portfolio intends to sell the security and the market value of the security is less than the amount of foreign currency that the Portfolio is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency that the Portfolio is obligated to deliver.

     If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been a change in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between the date the Portfolio enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Portfolio will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Portfolio will not speculate in forward contracts and will limit its use of such contracts to the transactions described above. Of course, the Portfolio is not required to enter into such transactions with respect to its portfolio securities and will not do so unless deemed appropriate by its investment adviser. This method of protecting the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Portfolio can achieve at some future time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might be realized if the value of such currency increases.



Lending Portfolio Securities


     The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.

Investment Restrictions - The following investment restrictions have been adopted by the Fund and the Portfolio and may be changed only by the vote of a majority of the Fund's and the Portfolio's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund or the interests in the Portoflio, as the case may be, if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund or interests in the Portfolio, as the case may be. Accordingly, the Fund (Portfolio) may not:

     (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940. In addition, the Fund or Portfolio may not issue bonds, debentures or senior equity securities, other than shares of beneficial interest;

     (2) With respect to 75% of the total assets of the Fund or Portfolio, purchase the securities of any issuer if such purchase would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund or Portfolio, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (3) Purchase securities on margin (but the Fund or Portfolio may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

     (4) Purchase or sell real estate, although the Fund or Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

     (5) Purchase or sell commodities or commodity contracts for the purchase or sale of physical commodities other than currency, excluding financial futures contracts and options on these financial futures contracts;

     (6) Make an investment in any one industry that would cause investments in such industry to equal or exceed 25% of the Fund's or Portfolio's total assets taken at market value at the time of such investment (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

     (7) Underwrite or participate in the marketing of securities of others; and

     (8) Make  loans  to any  person  except  by (a)  the  acquisition  of  debt
         securities  and  making  portfolio   investments,   (b)  entering  into
         repurchase agreements, or (c) lending portfolio securities.

     Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

     Nonfundamental Investment Restrictions. In addition to the foregoing fundamental investment restrictions, the Fund and the Portfolio have adopted the following nonfundamental policies which may be amended or rescinded by the vote of the Trust's or the Portfolio Trust's Board of Trustees without shareholder or interest holder approval. The Fund (Portfolio) may not:

     (a) Invest more than 15% of the Fund's or Portfolio's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

     (b) Purchase additional securities if the Fund's or Portfolio's borrowings exceed 5% of its total assets;

     (c) Make short sales of securities, except short sales against the box; and

     (d) For the purpose of fundamental investment restriction (6),the Fund and the Portfolio consider utility companies, gas, electric, water and telephone companies as separate industries;

     Except for the restriction on borrowing, a percentage restriction contained in the Fund's or Portfolio's investment policies is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the Fund's or Portfolio's net assets will not be considered a violation of such restriction.



Officers and Trustees


     The officers and Trustees of the Trust are listed below. The officers and Trustees of the Portfolio Trust are identical to those of the Trust. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust, the Portfolio Trust, Wright, The Winthrop Corporation ("Winthrop"), Eaton Vance, Eaton Vance's wholly-owned subsidiary Boston Management and Research ("BMR"), Eaton Vance's parent, Eaton Vance Corp. (`EVC'), or by Eaton Vance's and BMR's Trustee, Eaton Vance, Inc. ("EV") by virtue of their affiliation with either the Trust, the Portfolio Trust, Wright, Winthrop, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk (*).

PETER M. DONOVAN (54), President and Trustee*
President, Chief Executive Officer and Director of Wright and Winthrop; Vice President, Treasurer and a Director of Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

H. DAY BRIGHAM, JR. (70), Vice President, Secretary and Trustee*
Retired Vice President, Chairman of the Management Committee and Chief Legal Officer of Eaton Vance, EVC, BMR and EV and a Director of EVC and EV; Director of Wright and Winthrop since February, 1997.
Address: 92 Reservoir Avenue, Chestnut Hill, MA 02167

WINTHROP S. EMMET (86), Trustee
Retired New York City Attorney at Law; Trust Officer, First National City Bank, New York, NY (1963-1971).
Address: Box 327, West Center Road, West Stockbridge, MA 01266

LELAND MILES (73), Trustee
President  Emeritus,   University  of  Bridgeport  (1987-  present);  President,
University of Bridgeport (1974-1987); Director, United Illuminating Company.
Address: Tide Mill Landing, 2425 Post Road, Suite 102, Southport, CT 06490

A. M. MOODY III (60), Vice President & Trustee*
Senior Vice President, Wright and Winthrop; President, Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

LLOYD F. PIERCE (78), Trustee
Retired Vice Chairman (prior to 1984 - President), People's Bank, Bridgeport, CT; Member, Board of Trustees, People's Bank, Bridgeport, CT; Board of Directors, Southern Connecticut Gas Company; Chairman, Board of Directors, COSINE.
Address: 125 Gull Circle North, Daytona Beach, FL 32119




RICHARD E. TABER (48), Trustee
Chairman and Chief Executive Officer of First County Bank, Stamford, CT (1989-present). Mr. Taber was appointed a Trustee of the Trust on March 18, 1997.
Address: 117 Prospect Street, Stamford, CT 06904

RAYMOND VAN HOUTTE (72), Trustee
President Emeritus and Counselor of The Tompkins County Trust Company, Ithaca, NY since January 1989; President and Chief Executive Officer, The Tompkins County Trust Company (1973-1988); President, New York State Bankers Association 1987-1988; Director, McGraw Housing Co., Inc., Deanco, Inc., Evaporated Metal Products and Ithaco, Inc.
Address: One Strawberry Lane, Ithaca, NY 14850

JUDITH R. CORCHARD (58), Vice President
Executive Vice President, Senior Investment Officer, Chairman of The Investment Committee and Director of Wright and Winthrop.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

JAMES L. O'CONNOR (52), Treasurer
Vice President of Eaton Vance, BMR and EV; Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

WILLIAM J. AUSTIN, JR. (45), Assistant Treasurer
Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Austin was elected Assistant Treasurer of the Trust on December 18, 1991.
Address: 24 Federal Street, Boston, MA 02110

JANET E. SANDERS (61), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

A. JOHN MURPHY (34), Assistant Secretary
Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994; employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

     All of the Trustees and officers hold identical positions with The Wright Managed Income Trust, The Wright Managed Blue Chip Series Trust (except Mr. Miles), The Wright EquiFund Equity Trust, Catholic Values Investment Trust and the Portfolio Trust. The fees and expenses of those Trustees of the Trust and the Portfolio Trust (Messrs. Emmet, Miles, Pierce, Taber and Van Houtte) who are not interested persons of the Trust and the Portfolio Trust are paid by the Fund and other series of the Trust and the Portfolio Trust, respectively. They also receive additional payments from other investment companies for which Wright provides investment advisory services. The Trustees who are employees of Wright receive no compensation from the Trust. The Trust and the Portfoliio Trust do not have retirement plans for the Trustees. Beginning in 1997, Mr. Brigham will receive compensation of $1,250 from the Trust and $6,000 in total compensation from the complex. Mr. Taber, appointed a Trustee on March 18, 1997, will receive compensation of $1,250 from the Trust and $6,000 in total compensation from the complex. For Trustee compensation from the Trust for the fiscal year ended December 31, 1996 and for the total compensation paid to the Trustees from the Wright Fund complex for the fiscal year ended December 31, 1996, see the following table.


                            TRUST COMPENSATION TABLE

                         Aggregate Compensation       Total
                             from The Wright       Compensation
Trustees                  Managed Equity Trust       Paid(1)
-------------------------------------------------------------------------------

Winthrop S. Emmet                $1,250              $5,000
Leland Miles                     $1,250              $3,750
Lloyd F. Pierce                  $1,250              $5,000
George R. Prefer(2)               $ 750              $3,000
Raymond Van Houtte               $1,250              $5,000
-------------------------------------------------------------------------------

(1) Total compensation paid is from The Wright Managed Equity rust (4 Funds) and the other funds in the Wright Fund complex (31 Funds) for a total of 35 Funds.
(2) Mr. Prefer resigned as a Trustee on September 18, 1996.

     During the current fiscal year, the Portfolio Trust estimates payments to its Trustees as follows:

                       PORTFOLIO TRUST COMPENSATION TABLE

                                Estimated               Total
                              Compensation          Compensation
Trustees                from the Portfolio Trust       Paid(1)
-------------------------------------------------------------------------------

H. Day Brigham                $ 1,250                 $7,000
Winthrop S. Emmet             $ 1,250                 $7,000
Leland Miles                  $ 1,250                 $6,750
Lloyd F. Pierce               $ 1,250                 $7,000
Richard E. Taber              $ 1,250                 $7,000
-------------------------------------------------------------------------------




(1) Estimated to be paid by the Portfolio Trust and the 35 other funds in the Wright Fund complex.

     Messrs. Emmet, Miles, Pierce and Van Houtte are members of the Special Nominating Committees of the Trustees of the Trust and the Portfolio Trust. The Special Nominating Committees' function is selecting and nominating individuals to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio Trust, Eaton Vance, Wright or Winthrop. The Trust and the Portfolio Trust do not have designated audit committees since the full boards perform the functions of such committee.



Control Persons and
Principal Holders of Shares



     As of March 31, 1997, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund.

     As of March 31, 1997, Charles Schwab & Co., Inc., San Francisco, CA, was the record owner of approximately 8.9% of the outstanding shares of the Fund, which were held on behalf of their customers who were beneficial owners of such shares. In addition, as of the same date, RWDSU Pension Plan c/o Compass Bank, Birmingham, AL, was the record owner of approximately 10.3% of the outstanding shares and Investors Fiduciary Trust Co. Cust., FBO Centurion Trust Company, Kansas City, MO and Ruane & Co. c/o Tompkins County Trust Co., Ithaca, NY were the record owners of approximately 6.9% and 5.5%, respectively, of the outstanding shares of the Fund, which they held on behalf of their custody and trust clients. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.



Investment Advisory
and Administrative Services


      The Portfolio has engaged Wright to act as its investment adviser pursuant to its Portfolio Investment Advisory

Contract. Wright, acting under the general supervision of the Portfolio Trust's Trustees, furnishes the Portfolio with investment advice and management services. The estate of John Winthrop Wright may be considered a controlling person of Winthrop and Wright by reason of its ownership of 29% of the outstanding shares of Winthrop. The Trustees of the Trust are responsible for the general supervision of the Fund's business and the Trustees of the Portfolio Trust are responsible for the general supervision of the Portfolio's business. Wright has arranged for certain members of the Eaton Vance and Wright organizations to serve without salary as officers or Trustees of the Trust and the Portfolio Trust.

     Pursuant to the Portfolio Investment Advisory Contract, Wright will carry out the investment and reinvestment of the assets of the Portfolio, will furnish continuously an investment program with respect to the Portfolio, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Wright will furnish to the Portfolio investment advice and management services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities. In return for these services, the Portfolio is obligated to pay a monthly advisory fee calculated at the rates set forth in the Fund's current Prospectus. Prior to May 1, 1997, the Fund invested directly in securities and engaged the services of Winthrop as investment adviser. Pursuant to a services agreement with Winthrop, Wright provided portfolio management services directly to the Fund and the Fund paid investment advisory fees to Wright. As of December 31, 1996, the Fund had net assets of $268,732,339. For the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid Wright advisory fees of $1,847,061, $1,682,897 and $1,394,066, respectively (equivalent to 0.77% of the average daily net assets for each such year).

     The Trust has engaged Eaton Vance to act as the administrator for the Fund pursuant to an Administration Agreement. The Portfolio Trust has engaged Eaton Vance to provide administrative services to the Portfolio pursuant to the Portfolio Administration Agreement. Eaton Vance receives monthly administration fees for its services to the Portfolio and the Fund at the annual rates set forth in the Fund's current Prospectus. For the fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid Eaton Vance administration fees of $282,614, $270,853 and $248,916, respectively. The Portfolio Trust did not commence operations until May 1, 1997 and paid no administration fees to Eaton Vance as of December 31, 1996.

     Eaton Vance and EV are both wholly owned subsidiaries of EVC. BMR is a wholly owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes, Rowland and Thomas E.Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of April 30, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Austin, Murphy, O'Connor and Woodbury and Ms. Sanders are officers of the Trust, and are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the Administration Agreements.

     EVC owns all of the stock of Energex Energy Corporation which is engaged in oil and gas exploration and development. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC, EV, Eaton Vance and BMR may also enter into other businesses.



     In addition to the fees payable to the service providers described herein, the Fund and the Portfolio are responsible for usual and customary expenses associated with their respective operations not otherwise payable by Wright or Eaton Vance. These include, among other things, organization expenses, legal fees, audit and accounting expenses, insurance costs, the compensation and expenses of the Trustees, interest, taxes and extraordinary expenses (such as for litigation). For the Fund, such expenses also include printing and mailing reports, notices and proxy statements to shareholders and registration fees under federal securities laws and the cost of providing required notices to state securities administrators. For the Portfolio, such expenses also include registration fees under foreign securities laws and brokerage commissions.

     The Portfolio Trust's Portfolio Investment Advisory Contract and Portfolio Administration Agreement will remain in effect until February 28, 1999. The Portfolio's Investment Advisory Contract may be continued with respect to the Portfolio from year to year thereafter so long as such continuance after February 28, 1999 is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Portfolio Trust, Eaton Vance or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio Trust or by vote of a majority of the outstanding interests of the Portfolio. The Portfolio Administration Agreement will continue in effect until February 28, 1998 and from year to year thereafter if approved by a majority of the Portfolio Trust's Trustees. The Trust's Administration Agreement may be continued from year to year after February 28, 1998 so long as such continuance is approved annually by the vote of a majority of the Trustees. Each agreement may be terminated as to the Fund or Portfolio, as the case may be, at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding shares of the Fund or the interests of the Portfolio, as the case may be, and each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust or Portfolio Trust, as the case may be, under such agreement on the part of Eaton Vance or Wright, Eaton Vance or Wright will not be liable to the Trust or Portfolio Trust, as the case may be, for any loss incurred.



Custodian


     Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts, acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of all the Portfolio's assets, maintains the general ledgers of the Portfolio and the Fund and computes the daily net asset value of the interests in the Portfolio and the net asset value per share of the Fund.In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio. IBT charges custody fees which are competitive within the industry. A portion of the custody fee for each fund served by IBT is based upon a schedule of percentages applied to the aggregate assets of those funds managed by Eaton Vance for which IBT serves as custodian, the fees so determined being then allocated among such funds relative to their size. These fees are then reduced by a credit for cash balances of the particular fund at IBT equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular fund's average daily collected balances for the week. In addition, each fund pays a fee based on the number of portfolio transactions and a fee for bookkeeping and valuation services.

Independent Certified
Public Accountants


     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the Trust's and the Portfolio Trust's independent certified public accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.



Brokerage Allocation


     Wright places the portfolio security transactions for the Portfolio, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, Wright will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.

     It is expected that on frequent occasions there will be many broker-dealer firms which will meet the foregoing criteria for a particular transaction. In selecting among such firms, the Portfolio may give consideration to those firms which supply brokerage and research services, quotations and statistical and other information to Wright for its use in servicing its accounts. The Portfolio may include firms which purchase investment services from Wright. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to Wright in servicing all or less than all of its accounts and the services and information furnished by a particular firm may not necessarily be used in connection with the account which paid brokerage commissions to such firm. The advisory fee paid by the Portfolio to Wright is not reduced as a consequence of Wright's receipt of such services and information. While such services and information are not expected to reduce Wright's normal research activities and expenses, Wright would, through use of such services and information, avoid the additional expenses which would be incurred if it should attempt to develop comparable services and information through its own staff.

     Subject to the requirement that Wright shall use its best efforts to seek to execute the Portfolio's portfolio security transactions at advantageous prices and at reasonably competitive commission rates, Wright, as indicated above, is authorized to consider as a factor in the selection of any broker-dealer firm with whom the Portfolio's portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Wright. This policy is consistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

     Under the Portfolio's Investment Advisory Contract, Wright has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met. This authority will not be exercised, however, until the Fund's Prospectus or this Statement of Additional Information has been supplemented or amended to disclose the conditions under which Wright proposes to do so.

     The Portfolio's Investment Advisory Contract expressly recognizes the practices which are provided for in Section 28(e) of the Securities Exchange Act of 1934 by authorizing the selection of a broker or dealer which charges the Portfolio a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.

     During the fiscal years ended December 31, 1994, 1995 and 1996, the Fund paid aggregate brokerage commissions of $722,613, $241,321 and $495,678, respectively, on portfolio transactions.



Principal Underwriter


     The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Fund's Standard Shares as defined in Rule 12b-1 under the 1940 Act. The Plan specifically authorizes the Fund to pay direct and indirect expenses incurred by any separate distributor or distributors under agreement with the Trust in activities primarily intended to result in the sale of the Fund's Standard Shares. The expenses of such activities will not exceed 0.25% per annum of the Fund's average daily net assets attributable to the Standard Shares. Payments under the Plan are reflected as an expense in the Fund's financial statements relating to the applicable class of shares.

     The Trust has entered into a distribution contract on behalf of the Fund with its principal underwriter, Wright Investors' Service Distributors, Inc. ("WISDI"), a wholly-owned subsidiary of Winthrop, providing for WISDI to act as a separate distributor of the Fund's Standard Shares and Institutional Shares.

     The Fund will pay 0.25% of its average daily net assets attributable to Standard Shares to WISDI for distribution activities on behalf of the Fund in connection with the sale of its Standard Shares. WISDI will provide on a quarterly basis documentation concerning the expenses of such activities. Documented expenses of the Fund may include compensation paid to and out-of-pocket disbursements of officers, employees or sales representatives of WISDI, including telephone costs, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, advertising of any type intended to enhance the sale of Standard Shares of the Fund and interest or other financing charges. Subject to the 0.25% per annum limitation imposed by the Plan, the Fund may pay separately for expenses of activities primarily intended to result in the sale of the Fund's Standard Shares. It is contemplated that the payments for distribution described above will be made directly to WISDI. If the distribution payments to WISDI exceed its expenses, WISDI may realize a profit from these arrangements. Peter
M. Donovan, President and a Trustee of the Trust and President, Chief Executive Officer and a Director of Winthrop and Wright, is Vice President, Treasurer and a Director of WISDI. A. M. Moody, III, Vice President and a Trustee of the Trust and Senior Vice President of Winthrop and Wright, is President and a Director of WISDI.

     It is the opinion of the Trustees and officers of the Trust that the following are not expenses primarily intended to result in the sale of Standard Shares issued by the Fund; fees and expenses of registering shares of the Fund under federal or state laws regulating the sale of securities; fees and expenses of registering the Trust as a broker-dealer or of registering an agent of the Trust under federal or state laws regulating the sale of securities; fees of registering, at the request of the Trust, agents or representatives of a principal underwriter or distributor of the Fund under federal or state laws regulating the sale of securities, provided that no sales commission or "load" is charged on sales of shares of the Fund; and fees and expenses of preparing and setting in type the Trust's registration statement under the Securities Act of 1933. Should such expenses be deemed by a court or agency having jurisdiction to be expenses primarily intended to result in the sale of Standard Shares issued by the Fund, they will be considered to be expenses contemplated by and included in the applicable Plan but not subject to the 0.25% per annum limitation described above.

     Under the Trust's Plan, the President or Vice President of the Trust will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made. For the fiscal year ended December 31, 1996, it is estimated that WISDI spent approximately the following amounts on behalf of the Wright Managed Investment Funds, including this Fund.


            Wright Investors' Service Disributors, Inc.
                Financial Summaries for the Year 1996

          Printing              Commis-
          & Mailing   Travel    sions &  Adminis-
   Pro-     Pros-    & Enter-   Service  tration &
 motional pectuses   tainment    Fees      Other     TOTAL
  -------  -------    -------   -------   -------   -------

$119,254    $13,408   $24,412   $98,648  $222,039  $477,861

     For the fiscal year ended December 31, 1996, the Fund paid WISDI distribution expenses of $477,861 (equivalent to 0.20% of the Fund's average net assets for such year). Only a single class of shares was outstanding on December 31, 1996.

     Under its terms the Plan remains in effect from year to year, provided such continuance is approved annually by a vote of its Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Fund's Standard Shares without approval of a majority of the outstanding voting securities of the Fund's Standard Shares and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. The Plan may be terminated at any time as to the Fund's Standard Shares without payment of any penalty by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding voting securities of the Fund's Standard Shares. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its Standard class shareholders.



Service Plan


     The Service Plan was adopted by the Trustees on behalf of the Fund and will continue in effect from year to year, provided such continuance is approved annually by a vote of the Trust's Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan. The Service Plan may be terminated at any time without payment of any penalty by vote of a majority of the Trust's Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Plan. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Service Plan will benefit the Fund and the Fund's holders of Standard Shares and Institutional Shares.



Performance Information


The average annual total return of each class of the Fund is determined for a particular period by calculating the actual dollar amount of investment return on a $1,000 investment in the class made at the maximum public offering price (i.e. net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the class during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. Only a single class of shares of the Fund was outstanding as of December 31, 1996.

     The average annual total return of the Fund for the one and five-year periods ended December 31, 1996 and the period from inception to December 31, 1996 was as follows:


                              Inception to    Inception
     One Year    Five Years    12/31/96(1)      Date
     --------     --------     ----------     --------

      20.73%       10.69%         9.15%        9/14/89




(1) If a portion of the Fund's expenses had not been reduced during the fiscal years ending December 31, 1990 and 1989, the Fund would have had lower returns.

     The total return of each class may be compared to the Consumer Price Index and various domestic securities indices. The total return of each class and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

     From time to time, evaluations of the performance of each class made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. According to the rankings prepared by Lipper Analytical Services, Inc., an independent service which monitors the performance of mutual funds, the Lipper performance analysis includes the reinvestment of dividends and capital gain distributions, but does not take sales charges into consideration and is prepared without regard to tax consequences.



Taxes


     In order to qualify as a regulated investment company for any taxable year under the Internal Revenue Code of 1986, as amended (the "Code"), as described in the Fund's prospectus, the Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share. Because the Fund invests in the Portfolio, the
Portfolio   normally   must  satisfy  the   applicable   source  of  income  and
diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit in a manner intended to comply with the Code and applicable regulations. The Portfolio will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements the Fund must satisfy in order to avoid liability for federal income and/or excise tax.

     As a partnership under the Code, the Portfolio does not pay federal income or excise taxes. The Portfolio also does not expect to be required to pay any state income or corporate excise or franchise taxes in Massachusetts or New York.

     In order to avoid federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each year at least 98% of its ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. As of December 31, 1996, the Fund had no capital loss carry forwards.

     The Portfolio's transactions in certain foreign currency options, futures or forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities and convert capital gains or losses into ordinary income or losses. These rules may therefore affect the amount, timing and character of the Fund's distributions to shareholders.
In order to qualify as a regulated investment company for federal income tax purposes, the Fund must derive less than 30% of its gross income for each taxable year from gross gains from the sale or other disposition of securities and certain other investments held for less than three months, and the Portfolio will limit its transactions in securities and other investments (including certain currency options, futures or forward contracts) to the extent necessary for the Fund to comply with this requirement.

     Certain foreign exchange gains or losses realized by the Portfolio and allocated to the Fund will be treated as ordinary income and losses. Certain uses of foreign currency and foreign currency contracts, and equity investments by the Portfolio in certain "passive foreign investment companies," may be limited, or in the latter case a tax election (if available) may be made, in order to avoid the imposition of a tax on the Fund.

     The Fund may follow the tax accounting practice known as equalization, which may affect the amount, timing and character of its distributions to shareholders.

     Special tax rules apply to IRA and other retirement plan accounts (including penalties on certain distributions and other transactions) and to other special classes of investors, such as tax-exempt organizations, banks or insurance companies. Investors should consult their tax advisers for more information.

     Redemptions (including exchanges) and other dispositions of Fund shares in transactions that are treated as sales for tax purposes will generally result in the recognition of taxable gain or loss by shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular redemption, exchange or other disposition of Fund shares is properly treated as a sale for tax purposes, as this discussion assumes. Any loss realized upon the redemption, exchange or other sale of shares of the Fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains designated as capital gain dividends with respect to such shares. All or a portion of a loss realized upon the redemption, exchange or other sale of Fund shares may be disallowed under "wash sale" rules to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within the period beginning 30 days before and ending 30 days after the date of such redemption, exchange or other sale.



Financial Statements


        The audited financial statements of, and the independent auditors' report for the Fund appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this Statement of Additional Information. A copy of the annual report accompanies this Statement of Additional Information.

     Registrant incorporates by reference the audited financial information for the Fund for the fiscal year ended December 31, 1996 as previously filed electronically with the Securities and Exchange Commission (Accession Number 0000703499-97-000001).

APPENDIX
------------------------


Wright Quality Ratings

     Wright Quality Ratings provide the means by which the fundamental criteria for the measurement of quality of an issuer's securities can be objectively evaluated.

     Each rating is based on 32 individual measures of quality grouped into four components: (1) Investment Acceptance, (2) Financial Strength, (3) Profitability and Stability, and (4) Growth. The total rating is three letters and a numeral. The three letters measure (1) Investment Acceptance, (2) Financial Strength, and
(3) Profitability and Stability. Each letter reflects a composite measurement of eight individual standards which are summarized as A: Outstanding, B: Excellent,
C: Good, D: Fair, L: Limited, and N: Not Rated. The numeral rating reflects Growth and is a composite of eight individual standards ranging from 0 to 20.



Equity Securities

     Investment Acceptance reflects the acceptability of a security by and its marketability among investors, and the adequacy of the floating supply of its common shares for the investment of substantial funds.

     Financial Strength represents the amount, adequacy and liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratio of invested equity capital to debt, the adequacy of net working capital, its fixed charges coverage ratio and other appropriate criteria.

     Profitability and Stability measures the record of a corporation's management in terms of (1) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (2) the profits or losses of the corporation during generally adverse economic periods, including its ability to withstand adverse financial developments.

     Growth per common share of the corporation's equity capital, earnings, and dividends -- rather than the corporation's overall growth of dollar sales and income.

     These ratings are determined by specific quantitative formulae. A distinguishing characteristic of these ratings is that The Wright Investment Committee must review and accept each rating. The Committee may reduce a computed rating of any company, but may not increase it.


Debt Securities

     Wright ratings for commercial paper, corporate bonds and bank certificates of deposit consist of the two central positions of the four position alphanumeric corporate equity rating. The two central positions represent those factors which are most applicable to fixed income and reserve investments. The first, Financial Strength, represents the amount, the adequacy and the liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratios of (a) invested equity capital, and (b) long-term debt, total of corporate capital, the adequacy of net working capital, fixed-charges coverage ratio and other appropriate criteria. The second letter represents Profitability and Stability and measures the record of a corporation's management in terms of:
(a) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (b) the profits and losses of the corporation during generally adverse economic periods, and its ability to withstand adverse financial developments.

     The first letter rating of the Wright four-part alphanumeric corporate rating is not included in the ratings of fixed income securities since it primarily reflects the adequacy of the floating supply of the company's common shares for the investment of substantial funds. The numeric growth rating is not included because this element is identified only with equity investments.

A-1 and P-1 Commercial Paper Ratings
by Standard & Poor's and Moody's

     A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     `A': Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The `A-1' designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.

     Issuers (or related supporting institutions) rated P-1 by Moody's have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                     Part A
                    ======================================
                      Information Required in a Prospectus

PROSPECTUS
STANDARD SHARES
INSTITUTIONAL SHARES                                             May 1, 1997

===============================================================================

                  The Wright Managed Blue Chip Investment Funds

===============================================================================

     The Wright Managed Blue Chip Investment Funds (the "Funds") consist of nine series or Funds from The Wright Managed Equity Trust and The Wright Managed Income Trust (the "Trusts"). Each Fund has distinct investment objectives and policies which are discussed starting on page 1. The nine Funds are:

Wright Selected Blue Chip Equities Fund   Wright International Blue Chip Equities Fund   Wright Total Return Bond Fund
Wright Junior Blue Chip Equities Fund     Wright U.S. Treasury Fund                      Wright Current Income Fund
Wright Major Blue Chip Equities Fund      Wright U.S. Treasury Near Term Fund            Wright U.S. Treasury Money Market Fund

-------------------------------------------------------------------------------


     Each of Wright Selected Blue Chip Equities Fund, Wright Junior Blue Chip Equities Fund, Wright International Blue Chip Equities Fund, Wright U.S.
Treasury Fund, Wright U.S. Treasury Near Term Fund and Wright Current Income Fund (the "Feeder Funds") invests its assets in a corresponding diversified series ("Portfolio") of The Wright Blue Chip Master Portfolio Trust, an open-end investment company (the "Portfolio Trust"), having the same investment objective as the Fund, rather than directly investing in and managing its own portfolio of securities. This combined Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference. A combined Statement of Additional Information, dated May 1, 1997, for the Funds has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available without charge from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604 (Telephone: 800-888-9471) or from the Adviser's web site (http://www.wisi.com). In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds.


     The Prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement in the Prospectus of another Fund. The Trustees of each Trust have considered this in approving the use of a combined Prospectus.

     Shares of the Funds are not deposits or obligations of, or endorsed or guaranteed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Funds involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment. Shares of Wright U.S. Treasury Money Market Fund are neither insured nor guaranteed by the U.S. Government and there is no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

                                Table of Contents

                                                       PAGE



   Shareholder and Fund Expenses..........................   ii
   Financial Highlights...................................   iv
   The Funds and their Investment Objectives and Policies. 1 The Wright Managed Equity Trust
     Wright Selected Blue Chip Equities Fund (WBC)........    1
     Wright Junior Blue Chip Equities Fund (WJBC).........    2
     Wright Major Blue Chip Equities Fund (WMBC)..........    2
     Wright International Blue Chip Equities Fund ( WIBC). 3 The Wright Managed Income Trust
     Wright U.S. Treasury Fund (WUSTB)....................    3
     Wright U.S. Treasury Near Term Fund (WNTB)...........    3
     Wright Total Return Bond Fund (WTRB).................    4
     Wright Current Income Fund (WCIF)....................    4
     Wright U.S. Treasury Money Market Fund (WTMM)........    4
   Other Investment Policies..............................    5
   The Investment Adviser.................................    7
   The Administrator......................................    9
   Share Purchase Alternatives............................   10
   Distribution Expenses -- Standard Shares...............   10
   Service Plans..........................................   11
   How the Funds Value their Shares.......................   11
   How to Buy Shares......................................   12
   Account Statements and Confirmations...................   13
   Distributions by the Funds.............................   13
   Taxes..................................................   14
   How to Exchange Shares.................................   15
   How to Redeem or Sell Shares...........................   16
   Performance Information................................   17
   Other Information......................................   18
   Tax-Sheltered Retirement Plans.........................   19



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shareholder and Fund Expenses


     The following table of fees and expenses is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in each Fund. The percentages shown below representing total operating expenses for Standard Shares are based on actual amounts incurred for the fiscal year ended December 31, 1996, except that Rule 12b-1 Distribution Expenses have been restated to reflect the increase in the fee to 0.25% and Service Plan fees are estimated for the current fiscal year. Total Operating Expenses for Institutional Shares are based on estimated expenses that would have been incurred if Institutional Shares had been outstanding for the entire fiscal year ended December 31, 1996. Institutional Shares were first offered on May 1, 1997.


                                                    Wright              Wright              Wright                 Wright
                                              Selected Blue Chip   Junior Blue Chip      Major Blue Chip    International Blue Chip
                                             Equities Fund (WBC)* Equities Fund (WJBC)* Equities Fund (WMBC  Equities Fund (WIBC)*
-----------------------------------------------------------------------------------------------------------------------------------

                                       Standard Institutional  Standard Institutional Standard Institutional Standard Institutional
                                        Shares    Shares        Shares    Shares        Shares    Shares        Shares    Shares

Shareholder Transaction Expenses         none      none          none      none          none      none           none      none

Annualized Fund Operating Expenses
(as a percentage of average net assets)
   Investment Adviser Fee                0.63%     0.63%         0.54%     0.54%          0.45%     0.45%        0.77%     0.77%
   Rule 12b-1 Distribution Expense
     (after expense limitation) (1)      0.25%     0.00%         0.00%     0.00%          0.16%     0.00%        0.25%     0.00%
   Other Expenses (including administration
     and Service Plan fees) (2)          0.21%     0.25%         0.61%     0.61%          0.44%     0.44%        0.33%     0.35%
-----------------------------------------------------------------------------------------------------------------------------------

Total Operating Expenses (after
   limitations (1)                       1.09%     0.88%         1.15%     1.15%           1.05%     0.90%        1.35%     1.12%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Investment Adviser and the Principal Underwriter have temporarily and voluntarily agreed to limit the total operating expenses of WJBC and WMBC Standard Shares to 1.15% and 1.05%, respectively. Absent this agreement, the Rule 12b-1 Distribution Expense of WJBC and WMBC Standard Shares would be 0.25% and 0.25%, respectively, and Total Operating Expenses of WJBC and WMBC Standard Shares would be 1.40% and 1.14%, respectively. If credits resulting from cash balances maintained with Investors Bank & Trust Company were reflected in the table above, the Total Operating Expenses for WJBC and WMBC Standard Shares would be 1.15% and 1.05%, respectively.

(2) Administration fees for WBC, WJBC, WMBC and WIBC were 0.12%, 0.20%, 0.20%, and 0.12%, respectively. Service Plan fees for the current fiscal year for Institutional Shares of WBC, WJBC, WMBC and WIBC are estimated to be 0.04%, 0.01%, 0.01% and 0.02%, respectively.

* For the Feeder Funds, the table and the example summarize the aggregate expenses of the Feeder Funds and the Portfolios.

                                             Wright            Wright             Wright             Wright          U.S. Treasury
                                          U.S. Treasury     U.S. Treasury      Total Return          Current              Money
                                              Fund         Near Term Fund        Bond Fund         Income Fund         Market Fund
                                            (WUSTB)*           (WNTB)*            (WTRB)             (WCIF)*             (WTMM)
----------------------------------------------------------------------------------------------------------------------------------

                                    Standard Institutional Standard Institutional Standard      Standard Institutional
                                       Shares    Shares    Shares   Shares         Shares        Shares   Shares

Shareholder Transaction Expenses        none      none      none     none          none          none     none             none

Annualized Fund Operating Expenses
(as a percentage of average net assets)
   Investment Adviser Fee (after
     fee limitation)                    0.40%     0.40%     0.42%    0.42%         0.41%        0.40%     0.40%             0.13%
   Rule 12b-1 Distribution Expense
     (after expense limitation)(1)      0.15%     0.00%     0.25%    0.00%         0.25%         0.25%    0.00%              none
   Other Expenses (including administration
     and Service Plan fees) (2)         0.35%     0.37%     0.19%    0.21%         0.22%         0.29%    0.32%              0.32%
----------------------------------------------------------------------------------------------------------------------------------

Total Operating Expenses
   (after limitations) (1)              0.90%     0.77%     0.86%    0.63%         0.88%         0.94%    0.72%             0.45%
---------------------------------------------------------------------------------------------------------------------------------

(1) The Investment Adviser and the Principal Underwriter have temporarily and voluntarily agreed to limit the total operating expenses of WUSTB and WTMM to 0.90% and 0.45%, respectively. Absent this agreement, the Investment Adviser Fee, the Rule 12b-1 Distribution Expense and Total Operating Expenses would be 0.40%, 0.25% and 1.00% for Standard Shares of WUSTB and Investment Adviser Fee and Total Operating Expenses for WTMM would be 0.35% and 0.67%, respectively.

(2) Administration fees for WUSTB, WNTB, WTRB, WCIF and WTMM were 0.10%, 0.08%, 0.09%, 0.10% and 0.07%, respectively. Service Plan fees for the current fiscal year for Institutional Shares of WUSTB, WNTB, and WCIF are estimated to be 0.02%, 0.02% and 0.03%, respectively.

* For the Feeder Funds, the table and the example summarize the aggregate expenses of the Feeder Funds and the Portfolios.

Example of Fund Expenses


     The following is an illustration of the total transaction and operating expenses that an investor in each Fund would bear over different periods of time, assuming an investment of $1,000, a 5% annual return on the investment and redemption at the end of each period:

                                   Wright                   Wright                Wright                   Wright
                              Selected Blue Chip       Junior Blue Chip      Major Blue Chip       International Blue Chip
                              Equities Fund (WBC)    Equities Fund (WJBC)  Equities Fund (WMBC        Equities Fund (WIBC)
-------------------------------------------------------------------------------------------------------------------------------

                              Standard Institutional Standard Institutional  Standard  Institutional   Standard  Institutional
                                Shares    Shares      Shares    Shares        Shares      Shares         Shares    Shares

    1 Year                     $ 11       $ 9          $ 12      $ 12        $ 11          $ 9           $ 14      $ 11
    3 Years                      35        28            37        37          33           29             43        36
    5 Years                      60        49            63        63          58           50             74        62
   10 Years                     133       108           140       140         128          111            162       136
--------------------------------------------------------------------------------------------------------------------------------



                                Wright            Wright               Wright             Wright           U.S. Treasury
                            U.S. Treasury     U.S. Treasury        Total Return          Current               Money
                                Fund         Near Term Fund          Bond Fund         Income Fund          Market Fund
                              (WUSTB)           (WNTB)               (WTRB)             (WCIF)                 (WTMM)
----------------------------------------------------------------------------------------------------------------------------------

                       Standard Institutional Standard Institutional   Standard      Standard Institutional
                        Shares    Shares       Shares      Shares       Shares        Shares   Shares

    1 Year              $ 9       $ 8         $ 9         $ 6            $ 9          $ 10      $ 7             $ 5
    3 Years              29        25          27          20             28            30       23              14
    5 Years              50        43          48          35             49            52       40              25
   10 Years             111        95         106          79            108           115       89              57
-----------------------------------------------------------------------------------------------------------------------------------



     The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary.

     A Fund's payment of a distribution fee for Standard Shares may result in a long-term shareholder indirectly paying more than the economic equivalent of the maximum initial sales charge permitted under the Conduct Rules of the National Association of Securities Dealers, Inc. Wright U.S. Treasury Money Market Fund does not pay a distribution fee.

     Each Feeder Fund invests exclusively in its corresponding Portfolio. Other investment companies with different distribution arrangements and fees may invest in the Portfolios in the future.

Financial Highlights


     The following information should be read in conjunction with the audited financial statements that appear in the Funds' annual reports to shareholders. The Funds' financial statements have been audited by Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing. The financial statements and the independent auditors' reports are incorporated by reference into the Statement of Additional Information. Further information regarding the performance of a Fund is contained in the annual report to shareholders which may be obtained without charge by contacting the Funds' Principal Underwriter, Wright Investors' Service Distributors, Inc. at (800) 888-9471. Institutional Shares were not offered prior to December 31, 1996 and no financial highlights are available for Institutional Shares.


The Wright Managed Equity Trust

WRIGHT SELECTED                                           Year Ended December 31,      Standard Shares
                                     --------------------------------------------------------------------------------------
BLUE CHIP EQUITIES FUND               1996     1995     1994    1993     1992     1991     1990    1989     1988     1987
                       ----------------------------------------------------------------------------------------------------

Net asset value, beginning of year.  $16.830 $ 13.850 $ 14.920 $14.790  $17.180 $ 13.840 $ 15.370 $13.760  $12.120  $14.040
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Income (Loss) from Investment Operations:
  Net investment income(1).........  $ 0.204 $  0.226 $  0.233 $ 0.196  $ 0.222 $  0.267 $  0.323 $ 0.368  $ 0.315  $ 0.292
  Net realized and unrealized gain
   (loss) on investments...........    2.886    3.904   (0.763)  0.104    0.498    4.553   (0.843)  2.922    2.250   (0.557)
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------
   Total income (loss) from investment
     operations....................  $ 3.090 $  4.130 $ (0.530)$ 0.300   $0.720 $  4.820 $(0.520) $ 3.290  $ 2.565  $(0.265)
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Less Distributions:
  From net investment income.......  $(0.200)$(0.200) $(0.180) $(0.170)  $0.200)$  (0.250)$(0.320) $(0.310)$(0.275)$ (0.340)
  From net realized gain on
    investments....................  (1.990)  (0.840)  (0.360)     --    (2.910)   (1.230) (0.690)  (1.370) (0.650)  (1.315)
  In excess of net realized gain on
   investments(3)..................     --    (0.110)     --       --       --       --      --       --       --      --
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

  Total distributions.............. $(2.190) $(1.150) $(0.540) $(0.170) (3.110) $ (1.480) $(1.010) $(1.680)$(0.925)$ (1.655)
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Net asset value, end of year.......  $17.730 $ 16.830 $ 13.850 $14.920  $14.790 $ 17.180 $ 13.840 $15.370  $13.760  $12.120
                                     ======= =======  =======  =======  =======  ======= =======  =======  =======  =======
Total Return(2)....................   18.57%   30.34%  (3.52%)   2.06%   4.71%   35.98%  (3.30%)  24.57%   21.31%   (1.83%)
Ratios/Supplemental Data
  Net assets, end of year
   (000 omitted)...................$208,166  $217,588 $186,016 $175,481 $152,997 $167,900 $108,571 $120,345 $114,042 $99,200
  Ratio of expenses to average daily net
   assets..........................    1.04%    1.04%    1.03%   1.03%    1.02%    1.08%    1.12%   1.11%    1.10%    1.03%
  Ratio of net investment income to
   average daily net assets........    1.15%    1.44%    1.57%   1.28%    1.34%    1.67%    2.28%   2.38%    2.29%    1.92%
  Portfolio Turnover Rate...........     43%      44%     72%      28%      77%      72%      83%     20%      29%      30%
  Average commission rate paid (4) . $0.0497      --      --       --       --       --       --      --       --       --

(1) During the year ended December 31, 1987, the operating  expenses of the Fund
    were  reduced  either  by  a  reduction  of  the  investment   adviser  fee,
    administration fee,  distribution fee, or through the allocation of expenses to the  Adviser,  or a  combination  of  these.  Had such  actions  not been undertaken,  the net  investment  income per share and the ratios would have been as follows:

Net investment income per share....                                                                                 $ 0.279
                                                                                                                    =======
Ratios (As a percentage of average daily net assets):
  Expenses.........................                                                                                   1.09%
                                                                                                                    =======
  Net investment income............                                                                                   1.86%
                                                                                                                    =======

(2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(3) The Fund has followed the  Statement of Position  (SOP)93-2:  Determination,
    Disclosure and Financial Statement Presentation of Income, Capital Gain, and
    Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
(4) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.




WRIGHT JUNIOR                                             Year Ended December 31,      Standard Shares
                                     --------------------------------------------------------------------------------------
BLUE CHIP EQUITIES FUND               1996     1995     1994    1993     1992     1991     1990    1989     1988     1987
                      ------------------------------------------------------------------------------------------------------

Net asset value, beginning of year.  $10.850 $ 11.000 $ 11.950 $11.690  $14.720 $ 11.500 $ 13.020 $12.450  $11.030  $12.730
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Income (Loss) from Investment Operations:
  Net investment income(1).........  $ 0.067 $  0.120 $  0.101 $ 0.101  $ 0.045 $  0.072 $  0.111 $ 0.177  $ 0.197  $ 0.131
  Net realized and unrealized gain
   (loss) on investments...........    1.738    1.977   (0.431)  0.809    0.315    4.118   (1.491)  1.723    1.478   (0.671)
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

   Total income (loss) from investment
     operations....................  $ 1.805 $  2.097 $ (0.330)$ 0.910  $ 0.360 $  4.190 $(1.380) $ 1.900  $ 1.675 $(0.540)
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Less Distributions:
  From net investment income.......  $(0.100)$ (0.100) $(0.100) $(0.060)$(0.030) $(0.070) $(0.140) $(0.150) $ (0.175)$ 0.150)
  From net realized gain on
    investments....................   (3.695)  (1.030)  (0.520)  (0.590) (3.360)  (0.900)    --     (1.180)   (0.080) (1.010)
  In excess of net realized gain
   on investments(4)...............      --    (1.117)   --         --      --      --       --       --       --       --
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

  Total distributions.............. $(3.795) $ (2.247) $(0.620) $(0.650)$(3.390) $(0.970) $(0.140) $(1.330) $(0.255)$ (1.160)
                                     ------- -------  -------  -------  -------   ------- -------  -------  -------  -------

Net asset value, end of year.......  $ 8.860 $ 10.850 $ 11.000 $11.950  $11.690 $ 14.720 $ 11.500 $13.020  $12.450  $11.030
                                     ======= =======  =======  =======  =======  ======= =======  =======  =======  =======
Total Return(3)....................   17.53%   20.51%  (2.75%)   7.93%    3.28%   36.98% (10.61%)  15.61%   15.21%  (3.58%)
Ratios/Supplemental Data
  Net assets, end of year
    (000 omitted)..................$ 14,029 $ 25,993 $ 37,124 $68,226 $ 64,635  $120,911 $ 63,385 $ 98,593 $121,644 $ 95,808
  Ratio of expenses to average daily net
   assets (1)......................    1.20%(2) 1.17%(2) 1.11%   1.09%    1.07%    1.10%    1.14%   1.10%    1.08%    1.03%
  Ratio of net investment income to
   average daily net assets (1) ...    0.73%    0.89%    0.91%   0.86%    0.31%    0.52%    0.95%   1.34%    1.61%    0.96%
Portfolio Turnover Rate............       41%     40%      36%      38%      80%     60%      75%      15%      38%     58%
Average commission rate paid (5)...   $0.0511     --       --       --       --      --       --       --       --      --


(1) During  the two years  ended  December  31,  1996 and 1995,  the  Investment
    Adviser and/or the Principal Underwriter reduced their fees and during the year ended December 31, 1987, the Administrator reduced its fee. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                      1996     1995                                                                  1987
----------------------------------------------------------------------------------------------------------------------------------

  Net investment income per share..  $ 0.048 $  0.105                                                               $ 0.118
                                     ========  ========                                                             ========
  Ratios (As a percentage of average net assets):

   Expenses........................    1.41%    1.28%                                                                 1.08%
                                     ========  ========                                                             ========
   Net investment income...........    0.52%    0.78%                                                                 0.91%
                                     ========  ========                                                             ========

(2) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian. The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.15% and 1.14% for the years ended December 31, 1996 and 1995, respectively.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(4) The Fund has  followed the  Statement  of Position  (SOP)93-2:Determination,
    Disclosure and Financial Statement Presentation of Income, Capital Gain, and
    Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
(5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.



WRIGHT MAJOR BLUE CHIP                                    Year Ended December 31,      Standard Shares
                                     --------------------------------------------------------------------------------------
EQUITIES FUND                         1996     1995     1994    1993     1992     1991     1990    1989     1988     1987
--------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year.  $12.650 $ 11.390 $ 12.720 $13.380  $14.730 $ 10.760 $ 11.290 $10.590  $ 9.710  $12.810
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Income (Loss) from Investment Operations:
  Net investment income(1).........  $ 0.064 $  0.153 $  0.180 $ 0.176  $ 0.179 $  0.175 $  0.192 $ 0.207  $ 0.211  $ 0.233
  Net realized and unrealized gain
    (loss) on investments..........    2.131    3.107   (0.295) (0.046)   0.951    3.985   (0.522)  2.163    1.394   (0.303)
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

   Total income (loss) from investment
     operations....................  $ 2.195 $ 3.260 $ (0.115) $ 0.130   $1.130 $  4.160 $(0.330) $ 2.370  $ 1.605 $ (0.070)
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Less Distributions:
  From net investment income.......  $(0.120)$(0.160 $ (0.160) $(0.160)  $(0.160)$(0.190) $(0.200)$(0.220) $(0.185)$ (0.265)
  From net realized gain on
     investments...................  (2.275)  (1.840)  (1.055)  (0.625)   (2.320)     --      --   (1.450)  (0.540)  (2.765)
  In excess of net realized gains(4)  --       --         --    (0.005)  --       --       --      --       --       --
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

  Total distributions..............  $(2.395)$(2.000)$(1.215) $(0.790)   $(2.480)$(0.190)$(0.200) $(1.670) $(0.725)$ (3.030)
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Net asset value, end of year.......  $12.450 $ 12.650 $ 11.390 $12.720  $13.380 $ 14.730 $ 10.760 $11.290  $10.590  $ 9.710
                                     ======= =======  =======  =======  =======  ======= =======  =======  =======  =======
Total Return (3)...................   17.63%   28.98%  (0.70%)   1.00%    8.02%   38.90%  (2.89%)  23.02%   16.66%    1.01%

Ratios/Supplemental Data
  Net assets, end of year
    (000 omitted)..................$ 25,815 $49,134 $ 51,085 $ 88,349 $81,674 $ 80,065 $ 44,293 $ 50,193 $ 60,989  $ 60,579
  Ratio of expenses to average daily  net a
   ssets (1).......................    1.08%(2) 1.07%(2) 0.99%   0.97%    1.01%    1.03%    1.07%   1.14%    1.06%    0.96%
  Ratio of net investment income to
   average daily net assets (1)....    0.90%    1.19%    1.46%   1.37%    1.20%    1.34%    1.80%   1.76%    1.97%    1.61%
Portfolio Turnover Rate............      45%      83%     55%      53%      70%       9%      18%     12%      14%      34%
Average commission rate paid (5) ..  $0.0564      --      --       --       --       --       --      --       --       --

(1) The Principal Underwriter made a reduction of its fees during the years ended December 31, 1996, 1995 and 1990. During each of the years ended
    December 31, 1987, 1988 and 1989, the operating expenses of the Fund were reduced either by a reduction of the investment adviser fee, administrator fee, distribution fee, or a reduction of a combination of these fees. Had such actions not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                            Year Ended December 31,
                                              ---------------------------------------------------

                                               1996     1995    1990     1989     1988     1987
                                        -------------------------------------------------------

Net investment income per share....          $  0.061 $  0.150 $ 0.183  $ 0.206 $  0.208 $  0.222
                                             =======  =======  =======  =======  ======= =======
Ratios (As a percentage of average daily net assets):
  Expenses.........................             1.12%    1.09%   1.15%    1.15%    1.08%    1.00%
                                             =======  =======  =======  =======  ======= =======
  Net investment income............             0.86%    1.17%   1.72%    1.75%    1.95%    1.57%
                                             =======  =======  =======  =======  ======= =======

(2) Custodian fees were reduced by credits resulting from cash balances the Trust maintained with the custodian. The computation of net expenses to average daily net assets reported above is computed without consideration of such credits, in accordance with reporting regulations in effect beginning in 1995. If these credits were considered, the ratio of net expenses to average daily net assets would have been reduced to 1.05% for the years ended December 31, 1996 and 1995.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(4) The Fund has  followed the  Statement  of Position  (SOP)93-2:Determination,
    Disclosure and Financial Statement Presentation of Income, Capital Gain, and
    Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.
(5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.




WRIGHT INTERNATIONAL                                          Year Ended December 31,      Standard Shares
                                             ------------------------------------------------------------------------------
BLUE CHIP EQUITIES FUND                                 1996    1995     1994     1993     1992    1991     1990    1989(2)
                       ----------------------------------------------------------------------------------------------------

Net asset value, beginning of year.                   $ 14.770 $13.090  $13.410 $ 10.520 $ 11.040 $ 9.520  $10.400  $10.000
                                                      -------  -------  -------  ------- -------  -------  -------  -------
Income (loss) from Investment Operations:
  Net investment income(1).........                   $  0.128 $ 0.142  $ 0.127 $  0.107 $  0.094 $ 0.115  $ 0.164  $ 0.092
  Net realized and unrealized gain (loss) on
   investments.....................                      2.902   1.638   (0.347)   2.853   (0.524)  1.515   (0.874)   0.353
                                                      -------  -------  -------  ------- -------  -------  -------  -------
   Total income (loss) from investment
     operations....................                   $  3.030 $ 1.780  $(0.220)$  2.960  $(0.430) $ 1.630  $(0.710)$0.445
                                                      -------  -------  -------  ------- -------  -------  -------  -------

Less Distributions:
  From net investment income.......                   $ (0.100) $0.100) $ (0.100)$(0.070)  $(0.090) $(0.110)$(0.170)$(0.045)
  From net realized gains on investments                (1.010)    --       --       --      --       --       --     --
                                                       -------  -------  -------  ------- -------  -------  -------  -------

  Total Distributions..............                   $ (1.110)$ (0.100)$ (0.100)$(0.070)  $(0.090) $(0.110)$(0.170)$(0.045)
                                                      -------  -------  -------  -------  -------  -------  -------  -------

Net asset value, end of year.......                   $16.690  $14.770  $13.090 $ 13.410 $ 10.520 $11.040  $ 9.520  $10.400
                                                      =======  =======  =======  ======= =======  =======  =======  =======
Total Return(3)....................                     20.73%  13.61%   (1.64%)  28.22%   (3.94%)  17.21%  (6.92%)  4.46%(4)

Ratios/Supplemental Data
  Net assets, end of year (000 omitted)               $268,732 $237,176 $200,232 $100,071 $74,409  $51,802  $18,842 $ 14,363
  Ratio of expenses to average daily net
   assets..........................                      1.30%   1.29%    1.31%    1.46%    1.51%   1.67%    1.65%    0.59%(4)
Ratio of net investment income to
   average daily net assets .......                      0.82%   0.99%    1.00%    0.67%    0.81%   1.12%    1.66%    3.28%(4)
  Portfolio Turnover Rate..........                       29%      12%      12%      30%      15%     23%      13%       0%
  Average commission rate paid (5)                    $0.1882      --       --       --       --      --       --       --

(1) During each of the two years in the period ended December 31, 1990, the operating expenses of the Fund were reduced either by a reduction of the investment adviser fee, administrator fee, or distribution fee or a reduction of a combination of these fees. Had such actions not been undertaken, the net investment income per share and the annualized ratios would have been as follows:

                                                                                                       Year Ended December 31,
                                                                                                        ____________________

                                                                                                            1990    1989(2)

Net investment income per share....                                                                        $ 0.092  $ 0.065
                                                                                                           =======  =======
Ratios (As a percentage of average daily net assets):
  Expenses.........................                                                                          2.38%    1.55%(4)
                                                                                                           =======  =======
  Net investment income............                                                                          0.93%    2.33%(4)
                                                                                                           =======  =======

(2) For the period from September 14, 1989 (commencement of operations), to December 31, 1989.
(3) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the record date.
(4) Annualized.
(5) Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year on which commissions were charged.
    For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.



The Wright Managed Income Trust

WRIGHT                                                    Year Ended December 31,      Standard Shares
                                    ----------------------------------------------------------------------------------------
U.S. TREASURY FUND                   1996(3)   1995     1994    1993     1992     1991     1990    1989     1988     1987
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year.  $14.710 $ 12.250 $ 14.360 $13.190  $13.220 $ 12.100 $ 12.300 $11.440  $11.540  $13.070
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Income (loss) from Investment Operations:
  Net investment income(1).........  $ 0.769 $  0.880 $  0.880 $ 0.892  $ 0.911 $  0.902 $  0.912 $ 0.937  $ 0.950  $ 0.978
  Net realized and unrealized
     gain (loss) on investments....   (0.973)   2.458   (2.110)  1.170   (0.030)   1.120   (0.202)  0.859   (0.100)  (1.398)
                                      ------- -------  -------  -------  -------   ------- -------  -------  -------  -------

   Total income (loss) from investment
    operations.....................  $(0.204)$  3.338 $(1.230) $ 2.062 $  0.881 $  2.022 $ 0.710  $ 1.796  $ 0.850   $(0.420)
                                      ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Less Distributions:
  From net investment income.......  $(0.756)$ (0.878)$(0.880) $(0.892)$ (0.911)  $(0.902)$(0.910) $(0.936)$(0.950)  $(1.100)
  From net realized gain on investment
   transactions....................   (0.170)     --     --       --       --       --      --       --       --      (0.010)
                                      ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

     Total distributions...........  $(0.926)$(0.878)$(0.880) $(0.892) $ (0.911)  $(0.902) $(0.910) $(0.936)$(0.950)$  (1.110)
                                     ------- -------  -------  -------  -------   ------- -------  -------  -------  -------

Net asset value, end of year.......  $13.580 $ 14.710 $ 12.250 $14.360  $13.190 $ 13.220 $ 12.100 $12.300  $11.440  $11.540
                                     ======= =======  =======  =======  =======  ======= =======  =======  =======  =======

Total Return(2)....................  (1.23%)  28.18%   (8.66%)  15.90%    7.07%   17.56%   6.33%   16.26%    7.60%  (2.96%)
Ratios/Supplemental Data:
  Net assets, end of year
    (000 omitted)..................$ 54,978 $ 15,156 $ 16,658 $ 29,846$ 29,703 $ 33,857 $37,293  $49,445  $36,037   $41,337
  Ratio of net expenses to average daily
   net assets......................   0.9%     0.9%     0.9%     0.9%     0.9%    0.9%     0.9%    0.9%     0.9%     0.7%
  Ratio of net investment income to
   average daily net assets........   5.5%     6.6%     6.9%     6.3%     7.1%    7.4%     8.1%    7.9%     8.3%     8.1%
  Portfolio Turnover Rate..........    65%       8%       1%      12%      15%     15%      32%     15%      14%      68%

(1) During the year ended December 31, 1987, the operating  expenses of the Fund
    were  reduced  either  by  a  reduction  of  the  investment   adviser  fee,
    administrator   fee,  or   distribution   fee  or  through  certain  expense
    allocations  to the Adviser or a  combination  of these.  During each of the five years ended December 31, 1996, the operating  expenses of the Fund were reduced either by an allocation of expenses to the Adviser or a reduction in distribution  fee,  or a  combination  of these.  Had such  actions not been undertaken,  the net  investment  income per share and the ratios would have been as follows:

                                                            Year Ended December 31,
                                              --------------------------------------------------

                                               1996     1995    1994     1993     1992     1987
                                               ------------------------------------------------

Net investment income per share....          $  0.769 $  0.827 $ 0.854  $ 0.878 $  0.898 $  0.960
                                             =======  =======  =======  =======  ======= =======

Ratios (As a percentage of average daily net assets):
   Expenses........................             0.9%     1.2%    1.1%     1.0%     1.0%     0.8%
                                             =======  =======  =======  =======  ======= =======

   Net investment income...........             5.5%     6.2%    6.7%     6.2%     7.0%     8.0%
                                             =======  =======  =======  =======  ======= =======


(2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.
(3) Certain of the per share data are based on average shares outstanding.




WRIGHT U.S. TREASURY                                      Year Ended December 31,      Standard Shares
                                    ----------------------------------------------------------------------------------------
NEAR TERM FUND                        1996     1995     1994    1993     1992     1991     1990    1989     1988     1987
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year. $ 10.450 $  9.920 $ 10.840 $10.660  $10.750 $ 10.260 $ 10.330 $10.160  $10.500  $11.400
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Income (loss) from Investment Operations:
  Net investment income(1)......... $  0.606 $  0.631 $ 0.588  $ 0.655  $ 0.739 $  0.795 $  0.871 $ 0.928  $ 0.928  $ 0.969
  Net realized and unrealized gain (loss)
   on investments..................   (0.212)   0.524  (0.920)   0.180   (0.090)   0.489   (0.068)  0.160   (0.340)  (0.739)
                                     ------- -------  -------  -------  -------   ------- -------  -------  -------  -------
   Total income (loss) from investment
    operations..................... $  0.394 $  1.155 $(0.332) $ 0.835  $ 0.649 $  1.284 $  0.803  $ 1.088  $ 0.588  $0.230
                                     ------- -------  -------  -------  -------   ------- -------  -------  -------  -------

Less Distributions:
  From net investment income....... $ (0.604)$(0.625) $(0.588) $(0.655) $(0.739)$(0.794) $(0.873)  $(0.918) $(0.928)$(1.120)
  From net realized gain on investment
   transactions....................   --       --       --      --       --       --       --      --       --       (0.010)
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

     Total distributions........... $ (0.604)$(0.625)$(0.588) $(0.655)  $(0.739)$(0.794) $(0.873)  $(0.918) $(0.928)$(1.130)
                                     ------- -------  -------  -------  -------  ------- -------   -------  -------  -------

Net asset value, end of year....... $ 10.240 $ 10.450 $  9.920 $10.840  $10.660 $ 10.750 $ 10.260 $10.330  $10.160  $10.500
                                     ======= =======  =======  =======  =======  ======= =======  =======  =======  =======

Total Return(2)....................    3.91%   11.93%  (3.10%)   7.95%    6.26%   13.08%   8.23%   11.17%    5.75%    2.34%
Ratios/Supplemental Data:
  Net assets, end of year
    (000 omitted).................. $130,325 $143,600 $212,122 $380,917 $371,074 $232,407 $253,537 $237,558 $199,200 $192,947
  Ratio of net expenses to average daily
   net assets......................     0.8%     0.8%     0.7%     0.7%     0.8%    0.8%     0.8%     0.8%     0.8%    0.6%
  Ratio of net investment income to
   average daily net assets........     5.9%     6.2%     5.7%     6.0%     6.9%    7.7%     8.6%     9.0%     8.9%    9.1%
  Portfolio Turnover Rate..........      28%      21%      33%      22%       6%     18%      25%      28%      23%      7%


(1) During the year ended December 31, 1987, the Adviser and the Administrator reduced their fees. Had such actions not been undertaken, the net investment income per share and the ratios would have been as follows:


                                                                Year Ended December 31,
                                                                         1987

Net investment income per share....                                     $ 0.949
                                                                        =======

Ratios (As a percentage of average daily net assets):

   Expenses........................                                       0.8%
                                                                        =======


   Net investment income...........                                       8.9%
                                                                        =======



(2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.




WRIGHT TOTAL RETURN                                       Year Ended December 31,      Standard Shares
                                    ----------------------------------------------------------------------------------------
BOND FUND                            1996(3)   1995     1994    1993     1992     1991     1990    1989     1988     1987
----------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year. $ 13.120 $ 11.430 $ 13.010 $12.610  $12.580 $ 11.700 $ 12.010 $11.430  $11.560  $13.120
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Income (loss) from Investment Operations:
  Net investment income(1)......... $  0.720 $  0.758 $  0.740 $ 0.789  $ 0.830 $  0.854 $  0.886 $ 0.923  $ 0.947  $ 0.957
  Net realized and unrealized gain (loss)
   on investments..................   (0.809)   1.685   (1.580)  0.580    0.030    0.880   (0.312)  0.573   (0.130)  (1.367)
                                     -------  -------  -------  -------  -------  ------- -------  -------  -------  -------

   Total income (loss) from investment
    operations..................... $ (0.809)$  2.443  $(0.840)$ 1.369  $ 0.860 $  1.734 $  0.574  $ 1.496 $ 0.817  $(0.410)
                                     ------- -------  -------  -------   -------  ------- -------  -------  -------  -------

Less Distributions:
  From net investment income....... $ (0.709)$(0.753)  $(0.740)$(0.789) $(0.830) $(0.854) $(0.884) $(0.916)$(0.947) $(1.140)
  From net realized gain on
    investments....................      --      --       --    (0.177)     --        --       --     --      --     (0.010)
  In excess of net realized gain on
   investments.....................     --       --       --    (0.003)     --        --       --     --       --       --
                                     -------  -------  -------  -------  -------  ------- -------  -------  -------  -------

     Total distributions........... $ (0.709)$(0.753)  $(0.740) $(0.969) $(0.830) $(0.854) $(0.884) $(0.916)$(0.947)$(1.150)
                                     ------- -------  -------  -------  -------   ------- -------  -------  -------  -------

Net asset value, end of year....... $ 12.500 $ 13.120 $ 11.430 $13.010  $12.610 $ 12.580 $ 11.700 $12.010  $11.430  $11.560
                                     =======  =======  =======  =======  =======  ======= =======  =======  =======  =======

Total Return(2)....................    0.87%   21.97%   (6.57%)         11.03%     7.13%   15.38%   5.29%   13.58%    7.24%
(3.13%)
Ratios/Supplemental Data:
  Net assets, end of year
     (000 omitted)................. $ 91,382 $122,762 $143,497 $259,513 $217,564 $134,728 $112,408 $ 82,141 $31,410 $28,051
  Ratio of net expenses to average daily
   net assets......................     0.8%     0.8%     0.8%     0.8%     0.8%    0.8%     0.8%     0.9%     0.9%    0.8%
  Ratio of net investment income to
   average daily net assets........     5.7%     6.2%     6.1%     6.0%     6.7%    7.2%     7.7%     7.7%     8.2%    8.2%
  Portfolio Turnover Rate..........      96%      50%      32%      36%      13%     56%      48%      33%      11%    120%


(1) The Principal Underwriter reduced its distribution fees during each of the four years in the period ended December 31, 1989. The Adviser and the Administrator also reduced their fees during the year ended December 31, 1987. Had such actions not been undertaken, the net investment income per share and the ratios would have been as follows:

                                                                         Year Ended December 31,
                                                                        -------------------------

                                                                         1989     1988     1987
                                                                         ----------------------

Net investment income per share....                                     $ 0.911 $  0.934 $  0.937
                                                                        ======= =======  =======

Ratios (As a percentage of average daily net assets):

   Expenses.......................                                        1.0%     1.0%     1.0%
                                                                        ======= =======  =======

   Net investment income...........                                       7.6%     8.1%     8.0%
                                                                        ======= =======  =======



(2) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.
(3) Certain of the per share data are based on average shares outstanding.
(4) The Fund has followed the  Statement of Position  (SOP)93-2:  Determination,
    Disclosure and Financial Statement Presentation of Income, Capital Gain, and
    Return of Capital Distribution by Investment Companies. The SOP requires that differences in the recognition or classification of income between the financial statements and tax earnings and profits that result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.




WRIGHT CURRENT                                                Year Ended December 31,      Standard Shares
                                     --------------------------------------------------------------------------------------
INCOME FUND                           1996     1995     1994    1993     1992     1991     1990    1989     1988    1987(2)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year..$ 10.670 $  9.710 $ 10.750 $10.780  $10.850 $ 10.160 $ 10.090 $ 9.660  $ 9.760  $10.000
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

Income (loss) from Investment Operations:
  Net investment income(1)..........$  0.674 $  0.696 $  0.690 $ 0.728  $ 0.767 $  0.798 $  0.859 $ 0.870  $ 0.929  $ 0.628
  Net realized and unrealized gain (loss)
   on investments...................  (0.239)   0.955   (1.040) (0.030)  (0.069)   0.690    0.080   0.440   (0.100)  (0.240)
                                     ------- -------  -------  -------  -------  ------- -------  -------  -------  -------

   Total income (loss) from investment
    operations......................$  0.435 $  1.651 $ (0.350) $ 0.698  $ 0.698 $  1.488 $ 0.939  $ 1.310  $ 0.829  $ 0.388
                                     -------  -------  -------  -------  -------  ------- -------  -------  -------  -------

Less Distributions:
  From net investment income........$ (0.675)$ (0.691)$(0.690)(4)$(0.728)$(0.767)$ (0.798) $(0.859)$(0.870)$(0.929)  $ (0.628)
  From net realized gain............     --       --      --        --    (0.001)    --     (0.010) (0.010)    --         --
                                     ------- -------  -------   -------  -------  ------- -------  -------  -------  -------

   Total distributions..............$ (0.675)$(0.691) $(0.690) $(0.728)  $(0.768  $(0.798) $(0.869) $(0.880)$(0.929) $(0.628)
                                     ------- -------  -------  -------   -------  ------- -------  -------  -------  -------

Net asset value, end of year........$ 10.430 $ 10.670 $  9.710 $10.750  $10.780 $ 10.850 $ 10.160 $10.090  $ 9.660  $ 9.760
                                     ======= =======  =======  =======  =======  ======= =======  =======  =======  =======

Total Return(5).....................   4.31%   17.46%   (3.30%)  6.59%     6.73%   15.31%   9.85%   14.15%    8.71%   4.06%
Ratios/Supplemental Data:
  Net assets, end of year
     (000 omitted)..................$ 64,623 $66,345  $84,178  $115,158 $ 99,676 $ 65,700 $17,60  $ 13,925 $10,990   $5,435
  Ratio of net expenses to average daily
   net assets.......................    0.9%     0.9%    0.8%     0.8%     0.9%     0.9%     0.9%    0.9%     0.0%     0.0%
  Ratio of net investment income to
   average daily net assets.........    6.5%     6.8%    6.9%     6.7%     7.2%     7.6%     8.6%    8.8%     9.5%    9.2%
  Portfolio Turnover Rate...........      9%      26%     10%       4%      13%       5%      10%     15%      12%      2%


(1) During each of the five years in the period ended December 31, 1991, the operating expenses of the Fund were reduced either by a reduction of the investment adviser fee, administrator fee, or distribution fee or through the allocation of expenses to the Adviser, or a combination of these. Had such actions not been undertaken, the net investment income per share and the ratios would have been as follows:


                                                                         Year Ended December 31,
                                                               ------------------------------------------

                                                                1991     1990     1989     1988   1987(2)
                                                                --------------------------------------

Net investment income per share....                            $ 0.787  $ 0.809 $  0.821 $  0.807 $ 0.524
                                                               =======  ======= =======  =======  =======

Ratios (As a percentage of average daily net assets):

   Expenses.......................                               1.0%     1.4%     1.4%     1.8%    1.8%(3)
                                                               =======  ======= =======  =======  =======

   Net investment income...........                              7.5%     8.1%     8.3%     7.7%    7.4%(3)
                                                               =======  ======= =======  =======  =======



(2) Period from April 15, 1987 (commencement of operations) to December 31, 1987.
(3) Computed on an annualized basis.
(4) Includes distribution in excess of net investment income of $.00013 per share.
(5) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the record date.



THE WRIGHT U.S. TREASURY                                                 Year Ended December 31,
                                               ------------------------------------------------------------------------------
MONEY MARKET FUND                                 1996         1995         1994          1993         1992        1991(2)
-----------------------------------------------------------------------------------------------------------------------------

Net asset value-- beginning of year........     $1.00         $1.00        $1.00        $1.00         $1.00        $1.00

Income from Investment Operations:
   Net investment income(1)................      0.04745       0.05212      0.03494      0.02503       0.03221      0.02526
---

Less Distributions:
   From net investment income..............     (0.04745)     (0.05212)    (0.03494)    (0.02503)     (0.03221)    (0.02526)
                                                ---------     ---------    ---------    ---------     ---------     ---------

Net asset value, end of year...............     $1.00         $1.00        $1.00        $1.00         $1.00        $1.00
                                                ========     ========     ========     ========     ========     ========

Total Return(4)............................      4.85%         5.34%        3.55%        2.53%         3.27%        5.06%(3)
Ratios/Supplemental Data:
   Net assets, end of year (000 omitted)...     $95,184       $45,889      $68,877      $11,011      $13,856      $15,233
   Ratio of net expenses to average daily net
     assets (1)............................      0.45%(5)      0.46%(5)     0.45%        0.45%         0.46%        0.25%(3)
   Ratio of net investment income to average daily net
     assets (1)............................      4.73%         5.22%        3.77%        2.52%         3.19%        4.95%(3)

(1) During each of the years in the six-year period ended December 31, 1996, the Investment Adviser reduced its fee and in certain years was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment income per share and the ratios would have been as follows:

                                                                          Year Ended December 31,
                                               ----------------------------------------------------------------------------

                                                  1996         1995         1994          1993         1992        1991(2)
                                                  ---------------------------------------------------------------------

Net investment income per share............     $0.04524      $0.05120     $0.03253     $0.01977      $0.02958     $0.02159
                                                 =========    =========    =========    =========    =========    =========
Ratios (As a percentage of average net assets):
   Expenses................................        0.67%         0.65%        0.71%        0.97%        0.72%      0.97%(3)
                                                 =========    =========    =========    =========    =========    =========
   Net investment income ..................        4.51%         5.03%        3.51%        1.99%        2.93%      4.23%(3)
                                                 =========    =========    =========    =========    =========    =========


(2)  For the period from the start of business, June 28, 1991, to December 31, 1991.
(3)  Annualized.
(4) Total investment  return is calculated  assuming a purchase at the net asset value on the first day and a sale at the net asset  value on the last day of each period reported. Dividends and distributions, if any, are assumed to be invested at the net asset value on the payable date.
(5) Custodian  fees were  reduced by credits  resulting  from cash  balances the
    Trust  maintained  with the  custodian.  The  computation of net expenses to average daily net assets reported above is computed without consideration of such credits,  in accordance with reporting  regulations in effect beginning in 1995.  If there  credits  were  considered,  the ratio of net expenses to average  daily net assets would have been reduced to 0.44% and 0.45% for the years ended December 31, 1996 and 1995, respectively.

The Funds and their
Investment Objectives and Policies

     The investment objective of each Fund and its investment policies are set forth below. There can be no assurance that any of the Funds will achieve its investment objective. The market price of securities held by the Funds and the net asset value of each Fund's shares will fluctuate in response to stock or bond market developments and, for WIBC, currency rate fluctuations.


The Wright Managed Equity Trust

     The Wright Managed Equity Trust (the "Equity Trust") consists of four equity funds: Wright Selected Blue Chip Equities Fund (WBC), Wright Major Blue Chip Equities Fund (WMBC), Wright Junior Blue Chip Equities Fund (WJBC), and Wright International Blue Chip Equities Fund (WIBC) (the "Equity Funds").

     The objective of each Equity Fund is to provide long-term growth of capital and at the same time earn reasonable current income. Securities selected for each Fund or Portfolio are drawn from an investment list prepared by Wright Investors' Service, Inc. ("Wright" or "Investment Adviser"), and known as The Approved Wright Investment List (the "AWIL"), The Approved Wright Junior Blue Chip List (the "AWJBCL"), and the International Approved Wright Investment List (the "International AWIL").

     All companies on the AWIL, AWJBCL, or International AWIL are, in the opinion of Wright, soundly financed "Blue Chips" with established records of earnings profitability and equity growth. All have established investment acceptance and active, liquid markets for their publicly owned shares. See the Statement of Additional Information for a more detailed description of Wright Quality Ratings.

     Approved Wright Investment List (AWIL). Wright systematically reviews about 3,000 U.S. companies in its proprietary database in order to identify those which, on the basis of at least five years of audited records, pass the minimum standards of prudence (e.g., the value of the company's assets and shareholders' equity exceeds certain minimum standards and its operations have been profitable during the last three years) and thus are suitable for consideration by fiduciary investors. Companies which meet these requirements (about 1,700 companies) are considered by Wright to be of "investment grade." They may be large or small, may have their securities traded on exchanges or over the counter, and may include companies not currently paying dividends on their shares. These companies are then subjected to extensive analysis and evaluation in order to identify those which meet Wright's 32 fundamental standards of investment quality. Only those companies meeting or exceeding these standards are assigned a Wright Quality Rating and are eligible for selection by the Wright Investment Committee for inclusion in the AWIL. The AWIL will normally be made up of about 350 companies.


     Wright Selected Blue Chip Equities Fund (WBC). This Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Portfolio that has the same investment objective as the Fund. Selected Blue Chip Equities Portfolio seeks to enhance total investment return (consisting of price appreciation plus income) by providing active management of equity securities of well-established companies meeting strict quality standards. Equity securities are limited to those companies whose current operations reflect defined, quantified characteristics which have been identified by Wright as being likely to provide comparatively superior total investment return. The process selects companies from the quality companies on the AWIL on the basis of Wright's evaluation of their recent valuation and price/earnings momentum. These selections are further reviewed to determine those that have the best value in terms of current price and current, as well as forecasted, earnings. Capitalization of companies selected is not a consideration. Companies may be small or large. Investments are equally weighted. Professional investment personnel would characterize Wright Selected Blue Chip Equities Fund as a growth fund with a value bias.


     The disciplines which determine sale include preventing individual holdings from exceeding 2 1/2 times their normal value position in this Portfolio, preventing the retention of the securities of any company which no longer meets the standards of the AWIL, and portfolio holdings which cease to meet the outlook criteria described above. The disciplines which determine purchase provide that new funds, income from securities currently held, and proceeds of sales of securities will be used to increase those positions which at current market values are the furthest below their normal target values and to purchase companies which become eligible for the portfolio.

     The Portfolio will, under normal market conditions, invest at least 80% of its net assets in Selected Blue Chip equity securities, including common stocks, preferred stocks and securities convertible into stock. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the Portfolio may hold cash or invest more than 20% of its net assets in the short-term debt securities described under "Other Investment Policies - Defensive Investments."

     Wright Major Blue Chip Equities Fund (WMBC). This Fund seeks to enhance total investment return (consisting of price appreciation plus income) by providing management of a broadly diversified portfolio of equity securities of larger well-established companies meeting strict quality standards. The Fund will, through continuous professional investment supervision by Wright, pursue these objectives by investing in a diversified portfolio of common stocks of what are believed to be high-quality, well-established and profitable companies.


     The Fund will, under normal market conditions, invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks and securities convertible into stock. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the Fund may hold cash or invest more than 20% of its net assets in the short-term debt securities described under "Other Investment Policies -- Defensive Investments."


     This Fund is quality oriented and is suitable for a total equity account or as a base portfolio for accounts with multiple objectives. Investment, except for temporary defensive investments, will be made solely in larger companies on the AWIL. In selecting companies from the AWIL for this portfolio, the Investment Committee of Wright selects, based on quantitative formulae, those companies which are expected to do better over the intermediate term. The quantitative formulae take into consideration factors such as over/under valuation and compatibility with current market trends. Investments in the portfolio are equally weighted in the selected securities. Companies selected may be expected to have capitalization characteristics similar to companies included in the Standard & Poor's 500 Composite Stock Index.

     The disciplines which determine sale include preventing individual holdings from exceeding 2 1/2 times their normal value position in this Fund and requiring the sale of the securities of any company which no longer meets the standards of the AWIL. Also, portfolio holdings which fall in the unfavorable category based on the quantitative formulae described above are generally sold. The disciplines which determine purchase provide that new funds, income from securities currently held, and proceed of sales of securities will be used to increase those positions which at current market are the furthest below their normal target values and to purchase companies which become eligible for the portfolio as described above.

     The Approved Wright Junior Blue Chip List (the "AWJBCL"). During its review of U.S. companies for the AWIL, Wright identifies smaller quality companies for inclusion on the Approved Wright Junior Blue Chip List. This selection process uses a slightly different set of 32 fundamental standards of investment quality which allows a lower market capitalization than is acceptable for the AWIL but applies a higher standard to profitability and growth characteristics. See the Statement of Additional Information for a more detailed explanation of Wright Quality Ratings.


     Wright Junior Blue Chip Equities Fund (WJBC). This Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Portfolio that has the same investment objective as the Fund. Junior Blue Chip Equities Portfolio seeks to enhance total investment return (consisting of price appreciation plus income) by providing management of equity securities of smaller companies still experiencing their rapid growth period. Equity securities of companies which have not only a strong balance sheet but also strong recent earnings and price momentum are selected from the AWJBCL. Investments are equally weighted.

     The Portfolio will, under normal market conditions, invest at least 80% of its net assets in Junior Blue Chip equity securities, including common stocks, preferred stocks and securities convertible into stock. This is a fundamental policy that can only be changed with shareholder approval. However, for temporary defensive purposes the Portfolio may hold cash or invest more than 20% of its net assets in the short-term debt securities described under "Other Investment Policies -- Defensive Investments."


     Somewhat higher volatility of market pricing and greater variability of individual stock investment returns can be expected in this Fund as compared to either Wright Major Blue Chip Equities Fund or Wright Selected Blue Chip Equities Fund, which invest in larger companies.


     The International Approved Wright Investment List (International AWIL). Wright systematically reviews approximately 11,000 non-U.S. companies from 46 countries contained in the Worldscope(R) database in order to identify those which, on the basis of at least five years of audited records, pass the minimum standards of prudence (e.g., the value of the company's assets and shareholders' equity exceeds certain minimum standards and its operations have been profitable during the last three years) and thus are suitable for consideration by fiduciary investors. Companies which meet these requirements (about 3,800 companies) are considered by Wright to be suitable for prudent investment. They may be large or small, may have their securities traded on exchanges or over the counter, and may include companies not currently paying dividends on their shares. These approximately 3,800 companies are then subjected to extensive analysis and evaluation in order to identify those which meet Wright's 32 fundamental standards of investment quality. Only those companies meeting or exceeding these standards (a subset of the 3,800 companies considered for prudent investment) are assigned a Wright Quality Rating and are eligible for selection by the Wright Investment Committee for inclusion in the International AWIL.

     Wright International Blue Chip Equities Fund (WIBC). This Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Portfolio that has the same investment objective as the Fund. International Blue Chip Equities Portfolio seeks to enhance total investment return (consisting of price appreciation plus income) by providing active management of a broadly diversified portfolio of equity securities of well-established, non-U.S. companies meeting strict quality standards. The Portfolio will, through continuous professional investment supervision by Wright, pursue these objectives by investing in a diversified portfolio of equity securities of high-quality, well-established and profitable non-U.S. companies having their principal business activities in at least three different countries outside the United States.


     The Portfolio will, under normal market conditions, invest at least 80% of its net assets in International Blue Chip equity securities, including common stocks, preferred stocks and securities convertible into stock. This is a fundamental policy that can only be changed with shareholder approval. International Blue Chip equity securities are those which are included in the International AWIL, as described above. However, for temporary defensive purposes the Portfolio may hold cash or invest more than 20% of its net assets in the short-term debt securities described under "Other Investment Policies -- Defensive Investments."


     The Portfolio may purchase equity securities traded on a securities market of the country in which the company is located or other foreign securities exchanges, or it may purchase American Depositary Receipts ("ADRs") traded in the United States. Purchases of shares of the Fund are suitable for investors wishing to diversify their portfolios by investing in non-U.S. companies or for investors who simply wish to participate in non-U.S. investments. Although the Fund's and the Portfolio's net asset values will be calculated in U.S. dollars, fluctuations in foreign currency exchange rates may affect the value of an investment in the Portfolio and the Fund.

     The disciplines which determine sale include disposing of equity securities of any company which no longer meets the quality standards of the International AWIL. The disciplines which determine purchase provide that new funds, income from the securities held by the Portfolio and proceeds of sales of the securities held by the Portfolio will be used to increase those positions which at current market value are the furthest below their normal target values.



The Wright Managed Income Trust

     The Wright Managed Income Trust (the "Income Trust") consists of four fixed income funds, Wright U.S. Treasury Fund (WUSTB), Wright U.S. Treasury Near Term Fund (WNTB), Wright Total Return Bond Fund (WTRB), Wright Current Income Fund
(WCIF) (the "Income Funds"), and a money market fund, Wright U.S. Treasury Money Market Fund.

     Each Income Fund's investment objective is to provide a high level of return consistent with the quality standards and average maturity for such Fund. Each Fund seeks to achieve its objective through the investment policies described below.


     Wright U.S. Treasury Fund (WUSTB). This Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Portfolio that has the same investment objective as the Fund. U.S. Treasury Portfolio invests in U.S. Treasury bills, notes and bonds. Under normal market conditions, the Portfolio will invest substantially all, but in any case at least 65%, of its total assets in such U.S. Treasury obligations and in repurchase agreements with respect to such obligations. The Portfolio will not invest in mortgage-related securities.

     Wright U.S. Treasury Near Term Fund (WNTB). This Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Portfolio that has the same investment objective as the Fund. U.S. Treasury Near Term Portfolio invests in U.S. Treasury obligations with an average weighted maturity of less than five years. This Fund is designed to appeal to the investor seeking a high level of income that is normally somewhat less variable and normally somewhat higher than that available from short-term U.S. Treasury money market securities and who is also seeking to limit fluctuation of capital (i.e. compared with longer term U.S. Treasury securities). Portfolio securities will consist entirely of U.S. Treasury obligations, such as U.S. Treasury bills, notes and bonds.

     Wright Total Return Bond Fund (WTRB). The Fund invests in bonds or other high-grade debt securities selected by the Investment Adviser with a weighted average maturity that, in the Investment Adviser's judgment, produces the best total return, i.e., the highest total of ordinary income plus capital appreciation. There are no limits on the minimum or maximum weighted average maturity of the Fund's portfolio or on the maturity of any individual security. Accordingly, investment selections may differ depending on the particular phase of the interest rate cycle. Assets of this Fund may be invested in U.S. Government and agency obligations, certificates of deposit of federally insured banks and corporate obligations rated at the date of investment "A" or better (high grade) by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated by such rating organizations, of comparable quality as determined by Wright pursuant to guidelines established by the Trustees. In any case, they must also meet Wright Quality Rating Standards. The Fund will dispose of securities downgraded below A.


     Wright Current Income Fund (WCIF). This Fund seeks to achieve its investment objective by investing substantially all of its assets in a corresponding Portfolio that has the same investment objective as the Fund. Current Income Portfolio invests primarily in debt obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, mortgage-related securities of governmental or corporate issuers and corporate debt securities. The U.S. Government securities in which the Portfolio may invest include direct obligations of the U.S. Government, such as bills, notes, and bonds issued by the U.S. Treasury; obligations of U.S. Government agencies and instrumentalities secured by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association (GNMA) or the Export-Import Bank; obligations secured by the right to borrow from the U.S. Treasury, such as securities issued by the Federal Financing Bank or the Student Loan Marketing Association; and obligations backed only by the credit of the government agency itself, such as securities of the Federal Home Loan Bank, the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC).


     The Portfolio may invest in mortgage-related securities issued by certain of the agencies or federally chartered corporations listed above. These include mortgage-backed securities of GNMA, FNMA and FHLMC, debentures and short-term notes issued by FNMA and collateralized mortgage obligations issued by FHLMC. The Portfolio expects to concentrate its investments in Ginnie Mae pass-through securities guaranteed by the Government National Mortgage Association (GNMA or Ginnie Mae). These securities are backed by a pool of mortgages which pass through to investors the principal and interest payments of homeowners. Ginnie Mae guarantees that investors will receive timely principal payments even if homeowners do not make their mortgage payments on time. See "Other Investment Policies - Mortgage-Related Securities" below.

     The corporate debt securities in which the Portfolio may invest include commercial paper and other short-term instruments rated A-1 by S&P or P-1 by Moody's. The Portfolio may invest in unrated debt securities if these are determined by Wright pursuant to guidelines established by the Trustees to be of a quality comparable to that of the rated securities in which the Portfolio may invest. All of the corporate debt securities purchased by the Portfolio must meet Wright Quality Rating Standards.

     The Portfolio may enter into repurchase agreements with respect to any securities in which it may invest.

     Wright U.S. Treasury Money Market Fund (WTMM). The Fund's objective is to provide as high a rate of current income as possible consistent with the preservation of capital and maintenance of liquidity. The Fund will pursue its objective by investing exclusively in securities of the U.S. Government and its agencies that are backed by the full faith and credit of the U.S. Government ("U.S. Treasury securities") and in repurchase agreements relating to such securities. At least 80% of the Fund's assets will be invested in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance. Up to 20% of the Fund's net assets may be held in cash or invested in repurchase agreements. However, at the present time, the Fund intends to invest only in U.S. Treasury bills, notes and bonds and does not intend to invest in repurchase agreements.

     The Fund will limit its portfolio to investments maturing in 13 months or less and maintain a weighted average maturity of not more than 90 days. The Fund will seek to maintain a net asset value of $1.00 per share, but there is no assurance that the Fund will be able to do so. The yield of the Fund will fluctuate in response to changes in market conditions and interest rates.

     The Fund will limit its investments to legal investments and investment practices for federal credit unions as set forth in the Federal Credit Union Act and the National Credit Union Administration Regulations. The Fund will provide all federal credit union shareholders of record with sixty (60) days' written notice prior to changing such investment policy.

                                      * * *

     None of the Funds is intended to be a complete investment program, and the prospective investor should take into account his objectives and other investments when considering the purchase of any Fund's shares. The Funds cannot eliminate risk or assure achievement of their objectives.


Other Investment Policies

     The Equity Trust, the Income Trust and the Portfolio Trust have adopted certain fundamental investment restrictions which are enumerated in detail in the Statement of Additional Information and which may be changed as to a Fund or Portfolio only by the vote of a majority of the Fund's or the Portfolio's outstanding voting securities. Except for such enumerated restrictions and as otherwise indicated in this Prospectus, the investment objective and policies of each Fund and Portfolio are not fundamental policies and accordingly may be changed by the Trustees of each Trust and the Portfolio Trust without obtaining the approval of a Fund's shareholders or the investors in the corresponding Portfolio, as the case may be. If any changes were made in a Fund's investment objective, the Fund might have investment objectives different from the objective which an investor considered appropriate at the time the investor became a shareholder in the Fund.

     The use of the term "Funds" in the discussion under the caption "Other Investment Policies" is intended to refer to both the Funds and the Portfolios unless otherwise indicated.

     Repurchase  Agreements.  Each  of  the  Funds  may  enter  into  repurchase agreements to the extent permitted by its investment policies. A repurchase agreement is an agreement under which the seller of securities agrees to repurchase and the Fund agrees to resell the securities at a specified time and price. A Fund may enter into repurchase agreements only with large, well-capitalized banks or government securities dealers that meet Wright credit standards. In addition, such repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned under the repurchase agreement. In the event of a default or bankruptcy by a seller under a repurchase agreement, the Fund will seek to liquidate such collateral. However, the exercise of the right to liquidate such collateral could involve certain costs, delays and restrictions and is not ultimately assured. To the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

     Forward Commitments and When-Issued Securities. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. A Fund is required to hold and maintain in a segregated account with the Fund's custodian or subcustodian until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, each Fund may dispose of a when-issued security or forward commitment prior to settlement if the Investment Adviser deems it appropriate to do so.

     Defensive Investments. During periods of unusual market conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or a portion of each Fund's or Portfolio's assets may be held in cash or invested in short-term obligations. Short-term obligations include but are not limited to short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities); commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's, or, if not rated by such rating organizations, is deemed by Wright pursuant to procedures established by the Trustees to be of comparable quality; short- term corporate obligations and other debt instruments which at the date of investment are rated AA or better by S&P or Aa or better by Moody's or, if unrated by such rating organizations, are deemed by Wright pursuant to procedures established by the Trustees to be of comparable quality; and certificates of deposit, bankers' acceptances and time deposits of domestic banks which are determined to be of high quality by Wright pursuant to procedures established by the Trustees. The Funds may invest in instruments and obligations of banks that have other relationships with the Funds, the Portfolios, Wright or Eaton Vance Management, the Trusts' Administrator ("Eaton Vance" or "Administrator"). No preference will be shown towards investing in banks which have such relationships.


     Mortgage-Related Securities. WTRB and WCIF may invest in mortgage-related securities, including collateralized mortgage obligations ("CMOs") and other derivative mortgage-related securities. These securities will either be issued by the U.S. Government or one of its agencies or instrumentalities or, if privately issued, supported by mortgage collateral that is insured, guaranteed or otherwise backed by the U.S. Government or its agencies or instrumentalities. The Funds do not invest in the residual classes of CMOs, stripped mortgage-related securities, leveraged floating rate instruments or indexed securities.

     Mortgage-related securities represent participation interests in pools of adjustable and fixed mortgage loans. Unlike conventional debt obligations, mortgage-related securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage- related securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest and prepayment rate scenarios, a Fund may fail to recover the full amount of its investment in mortgage-related securities purchased at a premium, notwithstanding any direct or indirect governmental or agency guarantee. The Fund may realize a gain on mortgage-related securities purchased at a discount. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-related securities are less effective than conventional bonds in "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. Extending the average life of a mortgage-related security increases the risk of depreciation due to future increases in market interest rates.

     A Fund's investments in mortgage-related securities may include conventional mortgage pass-through securities and certain classes of multiple class CMOs. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages. The CMO classes in which a Fund may invest include sequential and parallel pay CMOs, including planned amortization class ("PAC") and target amortization class ("TAC") securities.

     Different types of mortgage-related securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-related securities, provided that prepayment rates remain within expected prepayment ranges or "collars."


     Lending Portfolio Securities. All of the Funds in the Equity Trust may seek to increase total return by lending portfolio securities to broker-dealers or other institutional borrowers. Such loans are required to be continuously secured by collateral in cash or liquid securities held by the Fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. During the existence of a loan, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee, or all or a portion of the interest, if any, on investment of the collateral. However, the Fund may at the same time pay a transaction fee to such borrowers and administrative expenses, such as finders' fees to third parties. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Investment Adviser to be of good standing and when, in the judgment of the Investment Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis and collateral values will be continuously maintained at no less than 100% by "marking to market" daily. If the Investment Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund's total assets.

     Foreign Investment Risk. Investing in securities of foreign companies and governments involves certain considerations in addition to those arising when investing in domestic securities. These considerations include the possibility of currency exchange rate fluctuations and revaluation of currencies, the existence of less publicly available information about foreign issuers, different accounting, auditing and financial reporting standards, less stringent securities regulation, non-negotiable brokerage commissions, different tax provisions, political or social instability, war or expropriation. Moreover, foreign stock and bond markets generally are not as developed and efficient as those in the United States and, therefore, the volume and liquidity in those markets may be less, and the volatility of prices may be greater, than in U.S. markets. Settlement of transactions on foreign markets may be delayed beyond what is customary in U.S. markets. These considerations generally are of greater concern in developing countries.


     The value in U.S. dollars of investments quoted or denominated in foreign currencies will be affected by changes in currency exchange rates. As one way of managing currency exchange rate risk, International Blue Chip Portfolio may enter into forward foreign currency exchange contracts, which are agreements to purchase or sell a designated amount of foreign currencies at a specified price and date. The Portfolio will usually enter into these contracts to fix the U.S. dollar value of a security it has agreed to buy or sell. The Portfolio may also use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if it expects a decline in the value of the currency in which the foreign security is quoted or denominated. Although the Portfolio will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the Investment Adviser's ability to predict accurately the future exchange rate between foreign currencies and the U.S. dollar. The ability to predict the direction of currency exchange rates involves skills different from those used in selecting securities. The Portfolio may hold foreign currency or short-term U.S. or foreign government securities pending investment in foreign securities.



The Investment Adviser


     The Winthrop Corporation ("Winthrop") has been engaged to act as investment adviser to the Trusts pursuant to Investment Advisory Contracts on behalf of the Funds. Pursuant to a service agreement effective February 1, 1996 between Winthrop and Wright, Wright, acting under the general supervision of the Trustees, furnishes each Fund with investment advice and management services. As of February 1, 1996, advisory fees are paid directly to Wright. Winthrop supervises Wright's performance of this function and retains its contractual obligations under its Investment Advisory Contracts. Winthrop has agreed that for so long as a Feeder Fund invests its investable assets in a corresponding Portfolio it will not provide advisory services to the Feeder Funds and will not impose any advisory fees payable by the Feeder Funds to which it would be entitled under the respective Investment Advisory Contracts.


     Wright has been engaged to act as investment adviser to the Portfolio Trust pursuant to the Portfolio Investment Advisory Contract and furnishes each Portfolio with investment advice and management services. The address of both Winthrop and Wright is 1000 Lafayette Boulevard, Bridgeport, Connecticut. The Trustees of each Trust are responsible for the general oversight of the conduct of each Funds' business and the Trustees of the Portfolio Trust are responsible for the general oversight of each Portfolio's business.


     Wright is a leading independent international investment management and advisory firm which, together with its parent, Winthrop, has more than 30 years' experience. Its staff of over 150 people includes a highly respected team of 65 economists, investment experts and research analysts. Wright manages assets for bank trust departments, corporations, unions, municipalities, eleemosynary institutions, professional associations, institutional investors, fiduciary organizations, family trusts and individuals as well as mutual funds. Wright, along with Disclosure International, Inc., operates one of the world's largest and most complete databases of financial information on 13,000 domestic and international corporations. The estate of John Winthrop Wright is the controlling shareholder of Winthrop. At the end of 1996, Wright managed approximately $4 billion of assets.

     Under the Investment Advisory Contracts, each Fund that is not a Feeder Fund (a "non-Feeder Fund") pays Wright a monthly advisory fee calculated at the annual rates (as a percentage of average daily net assets) set forth in the table below. Under the Portfolio Investment Advisory Contract, the Portfolios pay to Wright a monthly advisory fee calculated at the annual rates (as a percentage of average daily net assets) set forth for the corresponding Funds in the table below.

     The following table also lists each Fund's aggregate net assets at December 31, 1996 and the advisory fee rate paid by the Funds to Winthrop for the fiscal year ended December 31, 1996. The master-feeder fund structure was not in effect on December 31, 1996 and the Portfolios paid no advisory fees.


                                                                                            Aggregate      Fee Rate Paid
                               Under  $100 Mil.to  $250 Mil. to  $500 Mil. to    Over       Net Assets     for the Fiscal Year
                            $100 Mil.  $250 Mil.     $500 Mil.     $1 Billion   $1 Billion  at 12/31/96      Ended 12/31/96
-----------------------------------------------------------------------------------------------------------------------------------

Wright Selected Blue Chip
 Equities Fund (WBC)*         0.55%      0.69%         0.67%         0.63%      0.58%        $208,165,581      0.63%
Wright Junior Blue Chip
 Equities Fund (WJBC)*        0.55%      0.69%         0.67%         0.63%      0.58%          14,028,700      0.55%(1)
Wright Major Blue Chip
 Equities Fund (WMBC)         0.45%      0.59%         0.57%         0.53%      0.48%          25,815,115      0.45%
Wright International Blue
 Chip Equities Fund (WIBC)*   0.75%      0.79%         0.77%         0.73%      0.68%         268,732,339      0.77%
Wright U.S. Treasury
 Fund (WUSTB)*                0.40%      0.46%         0.42%         0.38%      0.33%          54,977,949      0.40%
Wright U.S. Treasury Near
 Term Fund (WNTB)*            0.40%      0.46%         0.42%         0.38%      0.33%         130,325,034      0.42%
Wright Total Return Bond
 Fund (WTRB)                  0.40%      0.46%         0.42%         0.38%      0.33%          91,381,631      0.41%
Wright Current Income
 Fund (WCIF)*                 0.40%      0.46%         0.42%         0.38%      0.33%          64,623,371      0.40%
Wright U.S. Treasury Money
 Market Fund (WTMM)           0.35%      0.32%         0.32%         0.30%      0.30          %95,183,509      0.35%(2)
-----------------------------------------------------------------------------------------------------------------------------

(1) To enhance the net income of the Fund, Wright made a reduction of its advisory fee in the amount of $1,580 or from 0.55% to 0.54%.
(2) To enhance the net income of the Fund, Wright made a reduction of the advisory fee in the amount of $127,441 or from 0.35% to 0.13%. * As of May 1, 1997, the annual % advisory fee rates are paid by the coresponding Portfolio.


     Shareholders of the Funds who are also advisory clients of Wright may have agreed to pay Wright a fee for such advisory services. Wright does not intend to exclude from the calculation of the investment advisory fees payable to Wright by such advisory clients the portion of the advisory fee payable by the Funds or the Portfolios, as the case may be. Accordingly, a client may pay an advisory fee to Wright in accordance with Wright's customary investment advisory fee schedule charged to investment advisory clients and at the same time, as a shareholder in a Fund, bear its share of the advisory fee paid by the Fund or the Portfolio to Wright as described above.

     Pursuant to the Investment Advisory Contracts and the Portfolio Investment Advisory Contract, Wright also furnishes for the use of each non-Feeder Fund and Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of each non-Feeder Fund and Portfolio. Each non-Feeder Fund and Portfolio is responsible for the payment of all expenses relating to its operations other than those expressly stated to be payable by Wright under its Investment Advisory Contracts and the Portfolio Investment Advisory Contract.

     Wright places the portfolio security transactions for each non-Feeder Fund and Portfolio, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute the non-Feeder Funds' and Portfolios' portfolio security transactions on the most favorable terms and in the most effective manner possible. Subject to the foregoing, Wright may consider sales of shares of the Funds or of other investment companies sponsored by Wright as a factor in the selection of broker/dealer firms to execute such transactions.

     An Investment Committee of senior officers, all of whom are experienced analysts, exercises disciplined direction and control over all investment selections, policies and procedures for each non-Feeder Fund and each Portfolio. The Committee, following highly disciplined buy-and-sell rules, makes all decisions for the selection, purchase and sale of all securities. The members of the Committee are as follows:


     Peter M. Donovan, CFA, President and Chief Executive Officer of Wright. Mr. Donovan received a BA Economics, Goddard College and joined Wright from Jones, Kreeger & Co., Washington, DC in 1966. Mr. Donovan is the president of The Wright Managed Blue Chip Series Trust, The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright EquiFund Equity Trust, Catholic Values Investment Trust and The Wright Blue Chip Master Portfolio Trust. He is also a director of Aetna Master Fund. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     Judith L Corchard, Chairman of the Investment Committee, Executive Vice President-Investment Management of Wright. Ms. Corchard attended the University of Connecticut and joined Wright in 1960. She is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     Jatin J. Mehta, CFA, Executive Counselor and Director of Education of Wright. Mr. Mehta received a BS Civil Engineering, University of Bombay, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Mehta was an executive of the Industrial Credit Investment Corporation of India, a World Bank agency in India for financial assistance to private industry. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     Harivadan K. Kapadia, CFA, Senior Vice President - Investment Analysis and Information of Wright. Mr. Kapadia received a BA (hon.) Economics and Statistics and MA Economics, University of Baroda, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Kapadia was Assistant Lecturer at the College of Engineering and Technology in Surat, India and Lecturer, B.J. at the College of Commerce & Economics, VVNagar, India. He has published the textbooks: "Elements of Statistics," "Statistics," "Descriptive Economics," and "Elements of Economics." He was appointed Adjunct Professor at the Graduate School of Business, Fairfield University in 1981. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     Michael F. Flament, CFA, Senior Vice President - Investment and Economic Analysis of Wright. Mr. Flament received a BS Mathematics, Fairfield University; MA Mathematics, University of Massachusetts and an MBA Finance, University of Bridgeport and joined Wright in 1972. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.


     James P. Fields, CFA, Vice President and Investment Officer of Wright. Mr. Fields received a B.S. Accounting, Fairfield University and an MBA Finance from Pace University. He joined Wright in 1982 and is also a member of the New York Society of Security Analysts.


     Amit S. Khandwala, Vice President - International Investments of Wright. Mr. Khandwala received a BS (Economics, Accounting, International Business and Computers) from University of Bombay, India, and an MBA (Investments, Corporate Finance, International Finance & International Marketing) from the University of Hartford. Mr. Khandwala has taught in the Executive MBA Program at the
University of Hartford Business School and his research on ADRs has been published in The Journal of Portfolio Management. He was involved in establishing the Stamford Society of Securities Analysts and is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts. He joined Wright in 1986.

     Charles T. Simko, Jr., Vice President - Investment Research of Wright. Mr. Simko received a BS in Mathematics from Fairfield University. He joined Wright in 1985.

     Wright is also the investment adviser to the funds in The Wright Managed Blue Chip Series Trust, The Wright EquiFund Equity Trust, Catholic Values Investment Trust, and the Portfolio Trust.



The Administrator


     Each Trust and the Portfolio Trust engages Eaton Vance Management as its administrator under separate Administration Agreements. Under the Administration Agreements, Eaton Vance is responsible for managing the legal and business affairs of each Fund and Portfolio, subject to the supervision of the Trustees of the respective Trust or the Portfolio Trust. Eaton Vance's services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings and other administrative services necessary to conduct each Fund's or Portfolio's business, as the case may be. Eaton Vance will not provide any investment management or advisory services to the Funds or Portfolios. For its services under the Trust's Administration Agreements, Eaton Vance receives monthly administration fees at the annual rates (as a percentage of average daily net assets) as follows:


              ANNUAL % ADMINISTRATION FEE RATES
                    PAID BY THE TRUSTS

       Under      $100 Mil. to  $250 Mil. to     Over
     $100 Mil.      $250 Mil.     $500 Mil.    $500 Mil.
---------------------------------------------------------

The Wright Managed Equity Trust
       0.20%          0.06%         0.03%        0.02%
---------------------------------------------------------

The Wright Managed Income Trust
       0.10%          0.04%         0.03%        0.02%
---------------------------------------------------------

The Wright U.S. Treasury Money Market Fund
       0.07%          0.03%         0.03%        0.02%
---------------------------------------------------------


     For the fiscal year ended December 31, 1996, each Fund paid administration fees (as an annualized percentage of average daily net assets) as follows: WBC (0.12%), WJBC (0.20%), WMBC (0.20%), WIBC (0.12%), WUSTB (0.10%), WNTB (0.08%),
WTRB (0.09%), WCIF (0.10%) and WTMM (0.07%).

     Eaton Vance does not receive any compensation for its services to the Portfolios pursuant to the Portfolios' Administration Agreement. The Trustees of the Portfolio Trust may determine in the future to compensate Eaton Vance for administration services to the Portfolio.


     Eaton Vance, its affiliates and its predecessor companies have been primarily engaged in managing assets of individuals and institutional clients since 1924 and managing, administering and marketing mutual funds since 1931. Total assets under management are over $17 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., ("EVC"), a publicly-held holding company.



Share Purchase Alternatives


     Each Trust continuously offers two classes of shares of the Funds (other than Wright Total Return Bond Fund and Wright U.S. Treasury Money Market Fund) designated as Standard Shares and Institutional Shares. As of May 1, 1997, all shares of the Funds (except WTMM) outstanding prior to that date have been designated as Standard Shares. Standard Shares are offered with no front-end or deferred sales charge and require a minimum initial investment of $1,000. Standard Shares are subject to distribution fees at a rate of up to 0.25% of the Fund's average daily net assets attributable to Standard Shares and may be subject to service fees at a rate of up to 0.25% of such assets. Institutional Shares are offered with no front-end or deferred sales charge and require a minimum initial investment of $1,000,000. This minimum may be waived for purchases by bank trust departments and qualified retirement plans. Institutional Shares may be subject to service fees at a rate of up to 0.25% of the Fund's average daily net assets attributable to Institutional Shares.



Distribution Expenses - Standard Shares

     In addition to the fees and expenses payable by each Fund or Portfolio in accordance with the Investment Advisory Contracts and Administration Agreements, each Fund (except Wright U.S. Treasury Money Market Fund) pays for distribution expenses of the Standard Shares pursuant to a distribution plan (the "Standard Shares Plan") as adopted by each Trust and designed to meet the requirements of Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") and Section 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD"). The Funds do not pay distribution expenses with respect to the Institutional Shares.


     The Standard Shares Plan provides that monies may be spent by a Fund on any activities primarily intended to result in the sale of each Fund's Standard
Shares, including, but not limited to, compensation paid to and expenses incurred by officers, Trustees, employees or sales representatives of the respective Trust, including telephone expenses, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, and advertising of any type. The expenses covered by the Standard Shares Plan may include payments to any separate distributors under agreement with the respective Trust for activities primarily intended to result in the sale of a Fund's Standard Shares. Under the Standard Shares Plans, it is intended that each Fund will pay on an annual basis up to 0.25% of its average daily net assets attributable to Standard Shares to Wright Investors' Service Distributors, Inc. ("WISDI" or the "Principal Underwriter"), a wholly-owned subsidiary of Winthrop.

     Each Trust has entered into a Distribution Contract with WISDI. WTMM does not pay WISDI any compensation under the Distribution Contract.


     The Principal Underwriter may use the distribution fee for its expenses of distributing each Fund's Standard Shares, including allocable overhead expenses. Distribution expenses not specifically attributable to a particular Fund's Standard Shares are allocated among the Funds based on the amount of sales of each Fund's Standard Shares resulting from the Principal Underwriter's distribution efforts and expenditures. If the distribution fee exceeds the Principal Underwriter's expenses, the Principal Underwriter may realize a profit from these arrangements.

     For the fiscal year ended December 31, 1996, each Fund in the Equity Trust made distribution expense payments (as an annualized percentage of average daily net assets) pursuant to the plan then in effect as follows: WBC (0.20%), WJBC (0.20%), WMBC (0.20%) and WIBC (0.20%). To enhance the net income of the WJBC and WMBC Funds, the Principal Underwriter reduced its fee by $37,941 and $14,839, respectively, and the payments were: WJBC (0.00%) and WMBC (0.16%).


     For the fiscal year ended December 31, 1996, each Fund in the Income Trust, except Wright U.S. Treasury Money Market Fund, made distribution expense payments (as an annualized percentage of average daily net assets) pursuant to the plan then in effect as follows: WUSTB (0.18%); WNTB (0.20%); WTRB (0.20%) and WCIF (0.20%). For WUSTB, WISDI reduced its fee by $6,191.

Service Plans

     Each Trust has adopted a service plan on behalf of each Fund (except Wright U.S. Treasury Money Market Fund) (the "Service Plans" ) which allows each Fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of shares. The services provided by these intermediaries may include acting, directly or through an agent, as the sole shareholder of record, maintaining account records for customers, processing orders to purchase, redeem or exchange shares for customers, responding to inquiries from prospective and existing shareholders and assisting customers with investment procedures. The amount of the service fee payable under the Service Plan with respect to each class of shares of each Fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes.


How the Funds Value their Shares

     The shares of each Fund, except Wright U.S. Treasury Money Market Fund, are valued once on each day the New York Stock Exchange (the "NYSE" or "Exchange") is open as of the close of regular trading on the Exchange - normally 4:00 p.m. New York time. The net asset value per share of each class of each Fund is determined by Investors Bank & Trust Company ("IBT"), the Funds' custodian (as agent for the Funds) in the manner authorized by the Trustees. Such determination is accomplished by dividing the number of outstanding shares of each class of the Fund into the net assets attributable to that class. The net asset value of each class can differ. Because each Feeder Fund invests its assets in an interest in its corresponding Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities). Each Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT (as custodian and agent for the Portfolio) based on market or fair value in the manner described below. Net asset value is computed by subtracting the liabilities of a Portfolio from the value of its total assets.


     Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Securities for which market quotations are unavailable, restricted securities, and other assets are valued at their fair value as determined in good faith under procedures established by the Portfolio Trust Trustees. (These valuation methods apply to debt and fixed-income as well as to equity securities.) Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value.


     The net asset value per share of Wright U.S. Treasury Money Market Fund is computed three times on each day the Exchange is open, at noon, at 3:00 p.m. and as of the close of regular trading on the Exchange - normally 4:00 p.m. New York time. The net asset value is determined by the Fund's custodian (as agent for the Fund) in the manner authorized by the Trustees. The Trustees have determined that it is in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share by valuing portfolio securities by the amortized cost method in accordance with a rule of the Securities and Exchange Commission.


     Portfolio securities traded on more than one United States national securities exchange or foreign securities exchange are valued by International Blue Chip Portfolio's custodian at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities, unless those prices are deemed by Wright to be not representative of market values. Securities which cannot be valued at such prices, will be valued by Wright at fair value in accordance with procedures adopted by the Portfolio Trust Trustees. Foreign currencies, options on foreign currencies and forward foreign currency contracts will be valued at their last sales price as determined by published quotations or as supplied by banks that deal in such instruments. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar value at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Portfolio Trust Trustees.


     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain

Saturdays and in various foreign markets on days which are not business days in New York and on which WIBC Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in WIBC Fund's calculation of net asset value unless Wright deems that the particular event would materially affect net asset value, in which case an adjustment will be made.


How to Buy Shares

     Shares of each Fund are sold without an initial sales charge at the net asset value next determined after the receipt of a purchase order. Shares of Wright U.S. Treasury Money Market Fund purchased before 3:00 p.m. will receive the Fund's dividends for that day. Shares purchased between 3:00 p.m. and 4:00 p.m. will start to earn dividends the next business day.

     Transactions in money market instruments normally require immediate settlement in Federal Funds. Accordingly, purchase orders for Wright U.S. Treasury Money Market Fund will be executed at the net asset value next determined (see "How the Funds Value their Shares") after their receipt by the Fund only if the Fund has received payment in cash or in Federal Funds. If remitted in other than the foregoing manner, such as by money order or personal check, purchase orders will be executed as of the close of business on the second Boston business day after receipt. Information on how to procure a Federal Reserve draft or to transmit Federal Funds by wire is available at banks. A bank may charge for these services.

Minimum Initial Investment


     Standard Shares:      $1,000
     Institutional Shares: $1,000,000


Minimum Subsequent Investment


     Standard Shares:      None
     Institutional Shares: None


Waiver of Minimum Initial Investment


     Waived for bank trust departments and investments in qualified retirement plans for both Institutional and Standard Share classes.

     Standard Share minimum also waived for the Automatic Investment Program.


Purchasing By Mail -- Initial Purchase

     Obtain an account application form from WISDI, then complete and sign the form.

     Indicate on the account application form the class of shares being purchased. If no class of shares is named, the application form will be returned and the money will not be invested.

     Mail the form with a check, Federal Reserve draft or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars to the order of (Name of Fund), to First Data Investor Services Group (the "Transfer Agent") at the following address:


              First Data Investor Services Group
              (Name of Fund; Name of Class)
              P.O. Box 5123
              Westborough, MA  01581-5123


Purchasing By Mail -- Subsequent Purchases

     May be made at any time by check, Federal Reserve draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars to the order of (Name of Fund), and mailed to the Transfer Agent at the above address.

     If the purchase is to be credited to a sub-account, identify the sub-account, the sub-account number and, unless otherwise agreed, the name of the sub-account.

Purchasing By Wire -- Initial Purchase


     Telephone the Trusts at (800) 225-6265, ext. 7750, to advise of the action and to obtain an account number.

     Obtain an account application form from WISDI, then complete, sign and mail the form to the Transfer Agent at the above address. Indicate on the account application form the class of shares being purchased. If no class of shares is named, the application form will be returned and the money will not be invested.

     Instruct your bank to wire immediately available funds to:
         Boston Safe Deposit and Trust Co.
         One Boston Place
         Boston, Massachusetts
         ABA:  011001234
         Account:  081345
         Further Credit:  (Name of Fund; Name of Class)
         (Include your Fund account number)

Purchasing By Wire -- Subsequent Purchases


     Telephone the Trusts immediately at (800) 225-6265, ext. 7750, with each transmission.


     Repeat the wire procedure described above.


Automatic Investment Program (Standard Class only)


     Investments of $50 or more may be made each month or quarter in automatic withdrawals from your bank account.

     $1,000 minimum initial investment and $500 minimum account requirements are waived.

Purchase through Exchange of Securities

     Investors wishing to purchase shares of a Fund other than WTMM through an exchange of portfolio securities should contact WISDI to determine the acceptability of the securities and make the proper arrangements. Shares of a Fund may be purchased, in whole or in part, by delivering to the Fund's custodian securities that meet the investment objective and policies of the Fund, have readily ascertainable market prices and quotations and which are otherwise acceptable to the Investment Adviser and the Fund. The Trust will only accept securities in exchange for shares of the Funds for investment purposes and not as agent for the shareholders with a view to a resale of such securities. The Investment Adviser will also require that equity securities presented for exchange be listed on the New York Stock Exchange, American Stock Exchange or NASDAQ. The Investment Adviser, WISDI and the Funds reserve the right to reject all or any part of the securities offered in exchange for shares of a Fund.

     An investor who wishes to make an exchange should furnish to WISDI a list with a full and exact description of all of the securities which he or she proposes to deliver. WISDI or the Investment Adviser will specify those securities which the Fund is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Fund's custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Exchanged securities will be valued at their fair market value as of the date that the securities in proper form for transfer and the accompanying purchase order are both received by the Trust, using the procedures for valuing portfolio securities as described under "How the Funds Value their Shares." However, if the Exchange or appropriate foreign stock exchange is not open for unrestricted trading on that date, the securities will be valued on the next day on which the Exchange is so open. The net asset value used for purposes of pricing shares sold under the exchange program will be the net asset value next determined following the receipt of both the securities offered in exchange and the accompanying purchase order. Securities to be exchanged must have a minimum aggregate value of $5,000. An exchange of securities is a taxable transaction which may result in realization of a gain or loss for federal and state income tax purposes.


Account Statements and Confirmations

     Account statements indicating total shares of each class of the Fund owned in the account or each sub-account will be mailed to investors quarterly. Confirmations will be issued at the time of each purchase or redemption. The issuance of shares will be recorded on the books of the affected Trust. The Trusts do not issue share certificates. Each Trust reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares.

     Shares of each Fund may be purchased or redeemed through an investment dealer, bank or other institution ("Authorized Dealer"). Charges may be imposed by the institution for its services. Any such charges could constitute a material portion of a smaller account. Shares may be purchased or redeemed directly from or with each Fund without imposition of any charges other than those described in this Prospectus.


Distributions by the Funds

     Any net capital gains realized from the sale of securities or other transactions in a Fund's or Portfolio's portfolio (reduced by any available capital loss carry forwards from prior years) will be paid at least annually, shortly before or after the close of the Fund's fiscal year. WBC, WJBC and WMBC intend to pay dividends from net investment income quarterly. WIBC intends to pay dividends annually. WUSTB, WNTB, WRRB, WCIF and WTMM will declare any net investment income as dividends daily and will pay them monthly. Net investment income will include interest accrued and discount earned, if any, less any accrued estimated expenses on the assets of the Funds. Unless shareholders instruct otherwise, all distributions and dividends will be automatically invested in additional shares of the same class of the Fund. Equity Fund distributions will be reinvested as of the record date. Income

     Fund and WTMM distributions will be reinvested on the payment date. Alternatively, shareholders may reinvest capital gain distributions and direct that dividends be paid in cash or direct that both dividends and capital gain distributions be paid in cash.

Taxes


     Each Fund is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has qualified and elected to be treated as a regulated investment company for federal income tax purposes and intends to continue to qualify as such. In order to so qualify, each Fund must meet certain requirements with respect to sources of income, diversification of assets, and distributions to shareholders. The Funds do not pay federal income or excise taxes to the extent that they distribute to their shareholders all of their net investment income and net realized capital gains in accordance with the timing requirements of the Code. In addition, none of the Funds will be subject to income or corporate excise or franchise taxes in Massachusetts as long as it qualifies as a regulated investment company under the Code.

     For federal income tax purposes, distributions from a Fund's of net investment income, any excess of its net short-term capital gain over its net long-term capital loss and certain net realized foreign currency gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares.

     A portion of distributions of net investment income made by WBC, WJBC and WMBC which are derived from dividends may qualify for the dividends-received deduction for corporations, subject to certain requirements under the Code.


     Since it is anticipated that virtually all of the ordinary income from each of the Income Funds will be derived from interest income rather than dividends, it is unlikely that any portion of the dividends paid by any of the Income Funds will be eligible for the dividends received deduction for corporations.


     Distributions from any excess of each Fund's net long-term capital gain over its net short-term capital loss that the Fund designates as "capital gain dividends" are taxable as long-term capital gains whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the Fund shares. The dividends received deduction does not apply to distributions of such gains.


     Distributions on Equity Fund shares shortly after their purchase, although they may be attributable to taxable income and/or capital gains that had been realized but not distributed at the time of purchase and therefore may be in effect a return of a portion of the purchase price, are generally subject to federal income tax.


     Redemptions (including exchanges) of shares of a Fund are taxable transactions and may in particular cases be subject to wash sale or other special tax rules. However, redemptions of the shares of WTMM generally should not result in the recognition of a gain or loss, provided that it has maintained a constant net asset value.



     International Blue Chip Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) derived from securities of foreign issuers. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty in some cases. In any taxable year in which more than 50% of the value of WIBC's assets (including its proportionate share of International Blue Chip Portfolio's assets) at the close of such taxable year consists of stocks or securities of foreign corporations, the Fund may elect to pass through to its shareholders its share of the foreign income or other qualified foreign taxes paid by the Portfolio. In such case, shareholders will be required to include in gross income their pro rata portion of such taxes and may be eligible to claim a credit (or if they itemize their deductions, a deduction) with respect to such taxes, subject to certain conditions and limitations under the Code.

     Dividends and other distributions and the value of Fund shares may be subject to state, local or other taxes. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent a Fund's distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. A report will be sent to shareholders annually with the percentages of distributions which are derived from such interest income. Shareholders should consult their tax advisers regarding the applicable requirements in their particular states, including the effect, if any, of a Feeder Fund's indirect ownership (through its corresponding Portfolio) of any such obligations, and any other federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

     Annually, shareholders of each Fund that are not exempt from information reporting requirements will receive information on Form 1099 regarding the prior calendar year's distributions and, except in the case of WTMM, redemptions (including exchanges). Dividends declared by a Fund in October, November or December to shareholders of record as of a date in such a month and paid the following January will be treated for federal income tax purposes as having been received by shareholders on December 31 of the year in which they are declared.


     Under Section 3406 of the Code, individuals and other nonexempt shareholders who have not provided to a Fund their correct taxpayer identification numbers and certain certifications required by the IRS will be subject to backup withholding at the rate of 31% on taxable distributions made by the Funds and, except in the case of WTMM, on proceeds of redemptions (including exchanges) of shares. In addition, a Fund may be required to impose backup withholding if it is notified by the IRS or a broker that the shareholder's taxpayer identification number is incorrect or that backup withholding applies because of under-reporting of interest or dividend income. If such withholding is applicable, such distributions and proceeds will be reduced by the amount of tax required to be withheld.

     Shareholders who are not United States persons should also consult their tax advisers as to the potential application of certain U.S. taxes, including U.S. withholding tax at the rate of 30% (or a lower treaty rate) on amounts treated as ordinary income distributions to them, and of foreign taxes to their investment in the Funds.



How to Exchange Shares

     Shares of each Fund (except Wright U.S. Treasury Money Market Fund) may be exchanged for shares of the same class of any other Funds offered in this Prospectus. Standard Shares of the Funds may also be exchanged for shares of The Wright EquiFund Equity Trust. Provided the applicable minimum investment requirement is met, shares of Wright U.S. Treasury Money Market Fund may be exchanged for shares of any other of the Funds in this Prospectus and for shares of the Wright EquiFund Equity Trust. All exchanges are made at the net asset values of the funds at the time of the exchange without the imposition of additional charges.

     The exchange privilege is available only in states where shares of the other fund may be legally sold. Each exchange is subject to a minimum initial investment of $1,000 in each fund. The prospectus of each fund describes its investment objectives and policies and shareholders should consider these objectives and policies carefully before requesting an exchange.

     Shareholders purchasing shares from an Authorized Dealer may effect exchanges between the above funds through their Authorized Dealer who will transmit information regarding the requested exchanges to the Transfer Agent.


     The Transfer Agent makes exchanges at the next determined net asset value after receiving a request in writing mailed to the address provided under "How to Buy Shares."

     Telephone exchanges are also accepted if the exchange involves shares valued at less than $50,000 and on deposit with the Transfer Agent. To effect such exchanges, call the Transfer Agent at (800) 555-0644 (this is a recorded line), Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Time). All such telephone exchanges must be registered in the same name(s) and with the same address and social security or other taxpayer identification number as are registered with the fund from which the exchange is being made. Neither the Trusts, the Principal Underwriter nor the Transfer Agent will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures have been followed to confirm that instructions communicated are genuine. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. When calling to make a telephone exchange, shareholders should have their account number and social security or other taxpayer identification numbers.

     Generally, shareholders will be limited to four Telephone Exchange round-trips during each year following the initial investment and a Fund may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of the Fund into another Wright Fund, and then back to the Fund). The Trusts believe that use of the Exchange Privilege by investors utilizing market-timing strategies adversely affects the Fund. Therefore, the Trusts generally will not honor requests for exchanges, including Telephone Exchanges, by shareholders who identify themselves or are identified by the Trusts as "market-timers." The Trusts identify as market-timers on its account records those investors who repeatedly make exchanges within a short period (even if less than four round-trips per year) while retaining Fund shares for very short holding periods (often less than a month). The Trusts do not automatically redeem shares that are the subject of a rejected exchange request. Such shares will only be redeemed if the Trusts are specifically authorized to do so by the shareholder.




     Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Any exchange request may be rejected by a Fund or the Principal Underwriter at its discretion. The exchange privilege may be changed or discontinued without penalty at any time. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. Contact the Transfer Agent for additional information concerning the exchange privilege.

     Shareholders should be aware that for federal and state income tax purposes, an exchange is a taxable transaction, although no gain or loss will generally result from an exchange out of WTMM if it maintains a constant net asset value.



How to Redeem or Sell Shares

     Shares of the Funds will be redeemed at the next determined net asset value after receipt of a redemption request in good order. However, if the shares to be redeemed were purchased by check, the Fund may delay payment of redemption proceeds until the check has been collected which, depending upon the location of the issuing bank, could take up to 15 days. A redemption of shares is a taxable transaction, although no gain or loss will generally result from a redemption of shares of WTMM if it maintains a constant net asset value.

     Shareholders who purchased Fund shares through Authorized Dealers may redeem shares through such Dealers. Shares may also be redeemed as follows:


By Telephone

     All   shareholders   eligible   unless   otherwise   indicated  on  account
application.


     o Shareholders may telephone the Transfer Agent if the redemption is less than $50,000. Telephone: (800) 555-0644 between 9:00 a.m. and 4:00 p.m. Eastern time.

     o If the redemption  amount  exceeds  $50,000,  telephone the Funds at
       (800) 225-6265,  ext.7750  between 8:30 a.m. and 4:00 p.m. Eastern time.


     o Redemptions requested in good order before 4:00 p.m. Eastern time will be made at that day's net asset value.

     o Redemptions requested after 4:00 p.m. Eastern time will be made at the net asset value determined for the next business day.

     o Redemptions requested before 3:00 p.m. for shares of WTMM Fund with wire transfer instructions will be wired that day without the payment of that day's dividend. Redemptions requested after 3:00 p.m. will receive the daily dividend but will be wired the next day.


     o The Fund and the Transfer Agent employ the following procedures to confirm that instructions received by telephone are genuine. The shareholder's name, account number, shareholder identifying number applicable to the account and other relevant information may be requested. Telephone instructions are recorded.

     o If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent telephone instructions. In all other cases, neither the Fund nor the Transfer Agent will be liable for any loss or expense for acting upon telephone instructions made according to the telephone transaction procedures described above.

     o During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption. You should contact the Fund in writing if you are unable to reach the Fund by telephone.

     o THE FUND MAY TERMINATE OR MODIFY THE TELEPHONE REDEMPTION PRIVILEGE AT ANY TIME WITH OR WITHOUT NOTICE TO SHAREHOLDERS.

By Mail

     o Mail the request with a stock power to the following address:


       First Data Investor Services Group
       (Name of Fund; Name of Class)
       P.O. Box 5123
       Westborough, Massachusetts  01581-5123


     o Requests and stock powers must:

       (i) be endorsed by the record owner(s) exactly as the shares are registered; and

       (ii) have signatures guaranteed (a) by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program, or (b) by certain banks, savings and loans, credit unions, securities dealers, securities exchanges, clearing agencies or registered securities associations that are acceptable to the Transfer Agent.

     o Additional documents may be required, such as when shares are registered in the name of a business entity or fiduciary.

     o If you hold both Standard and Institutional Shares and do not indicate which class is to be redeemed, Institutional Shares will be redeemed.

Payment of Proceeds

     o Normally, payment will be made within one business day after receipt of the redemption request in good order.

     o Payment will be made by check to the address of record or by wire transfer if indicated in the account application.

     o Trust departments may redeem and deposit proceeds in accounts of their clients, as specified in instructions given to the applicable Fund at the time of initial purchase.

Minimum Account Balances

     o Each Fund reserves the right to fully redeem any accounts which, due to redemption or transfer, contain less than the following amounts:


              Standard Share accounts:      $500
              Institutional Share accounts: $500,000


     o A Fund will not redeem accounts that fall below the minimum amounts due solely to a reduction in net asset value of the Fund's shares.

     o Before any such redemption, notice will be sent to the shareholder and the shareholder will have 60 days from the notice date to make additional investments to meet the required minimum.

     o These minimum account balance requirements will be waived when the minimum initial investment requirements are waived.

     Each Fund reserves the right to suspend the right of redemption or postpone the payment of redemption proceeds to the extent permitted by the Securities and Exchange Commission.

     Although each Fund normally intends to redeem shares in cash, each Fund reserves the right to deliver the proceeds of redemptions in the form of portfolio securities if deemed advisable by the Trustees. The value of any such portfolio securities distributed will be determined in the manner described under "How the Fund Values its Shares." If portfolio securities were distributed in lieu of cash, the shareholder would normally incur transaction costs upon the disposition of any such securities.


Performance Information

     From time to time, a Fund may publish its class's yield and/or average annual total return in advertisements and communications to shareholders. The current yield for all classes of each Fund (other than Wright U.S. Treasury Money Market Fund) will be calculated by dividing the net investment income per share during a recent 30 day period by the maximum offering price per share (net asset value) of the class on the last day of the period. Each class's average annual total return is determined by computing the annual percentage change in value of $1,000 invested at the maximum public offering price (net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all distributions.

     The yield of Wright U.S. Treasury Money Market Fund refers to the net income generated by an investment in the Fund over a specified seven-day period. This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and effective yield for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses. From time to time, quotations of the yield and effective yield may be included in advertisements and communications to shareholders.

     The investment results of each class in a Fund will fluctuate over time and the performance of the classes will differ because the classes bear different expenses. Any presentation of current yield, effective yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, effective yield or total return may be in any future period. If the expenses of a Fund were reduced by Wright, WISDI or Eaton Vance, a class's performance would be higher.
Other Information

     The Trusts are business trusts established under Massachusetts law and are open-end management investment companies. The Wright Managed Income Trust was established pursuant to a Declaration of Trust dated February 17, 1983, as amended and restated on April 28, 1997. The Wright Managed Equity Trust was established pursuant to a Declaration of Trust dated June 17, 1982, as amended and restated on April 28, 1997.

     The Trusts reserve the right to create and issue multiple series of shares which are separately managed and have different investment objectives. The Trustees have authorized the issuance of two classes of each Fund (except WTMM and WTRB, each of which offers a single class of shares), designated as the Standard Shares and the Institutional Shares. The shares of each class represent an interest in the same portfolio of investments of a Fund. Each class has equal rights as to voting, redemption, dividends and liquidation. However, each class bears different distribution fees and other expenses. Also, each class of shareholders has exclusive voting rights with respect to its distribution plans, if any.

     The Trusts are not required and do not intend to hold annual meetings of shareholders, although special meetings may be held for such purposes as electing or removing Trustees, changing fundamental policies or approving a management contract. Each Trust, under certain circumstances, will assist in shareholder communications with other Trust shareholders.

     Each Portfolio is organized as a series of the Portfolio Trust under the laws of the State of New York. Each Portfolio intends to be treated as a separate partnership for federal tax purposes. The Portfolio Trust, as well as each Trust, intend to comply with all applicable federal and state securities laws.

     The Trustees of each Trust have considered the advantages and disadvantages of investing the assets of each Feeder Fund in its corresponding Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolios, affords the potential for economies of scale for each Feeder Fund (at least when the assets of its corresponding Portfolio exceed $500 million) and may over time result in lower expenses for a Feeder Fund.

     In addition to selling an interest to its corresponding Feeder Fund, a Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in a Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in a Portfolio are not required to sell their shares at the same public offering price as the corresponding Feeder Fund due to variations in sales commissions and other operating expense. These differences may result in differences in returns experienced by investors in the various funds that invest in the corresponding Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. Information regarding other pooled investment entities or funds which invest in a Portfolio may be obtained by contacting the Administrator, 24 Federal Street, Boston, Massachusetts 02110, (617) 482-8260.

     Whenever a Feeder Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio Trust without investor approval), the Feeder Fund will hold a meeting of Feeder Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Feeder Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the corresponding Feeder Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Feeder Fund could incur brokerage, tax or other charges in convening the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Feeder Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

     A Feeder Fund may withdraw (completely redeem) all its assets from its corresponding Portfolio at any time if the Board of Trustees of the affected Trust determines that it is in the best interest of that Feeder Fund to do so. In the event a Feeder Fund withdraws all of its assets from its corresponding Portfolio, or the Board of Trustees of the affected Trust determines that the investment objective of such Portfolio is no longer consistent with the investment objective of the Feeder Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Feeder Fund's assets in accordance with its investment objective. A Feeder Fund's investment performance may be affected by a withdrawal of all its assets from its corresponding Portfolio.


Tax-Sheltered Retirement Plans


     The Funds are available for investment by individual retirement account plans for individuals and their non-employed spouses, pension and profit sharing plans for self- employed individuals, corporations and non-profit organizations, or 401(k) tax-sheltered retirement plans. The minimum initial purchase for each Fund will be waived for investments in 401(k) plans.


     For more information, write to:

                  Wright Investors' Service Distributors, Inc.
                            1000 Lafayette Boulevard
                          Bridgeport, Connecticut 06604

                                    or call:
                                 (800) 888-9471

The Wright Managed
Blue Chip Investment Funds

PROSPECTUS
May 1, 1997

Investment Adviser
Wright Investors' Service, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Principal Underwriter
Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

Administrator
Eaton Vance Management
24 Federal Street
Boston, Massachusetts 02110

Custodian
Investors Bank & Trust Company
89 South Street
Boston, Massachusetts 02111

Transfer Agent
First Data Investor Services Group
Wright Managed Investment Funds
P.O. Box 5123
Westborough, Massachusetts 01581-5123

Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, Massachusetts  02110



24 Federal Street
Boston, Massachusetts 02110

                                     PART B
         Information Required in a Statement of Additional Information
===============================================================================

                                           STATEMENT OF ADDITIONAL INFORMATION
                                                               STANDARD SHARES
                                                          INSTITUTIONAL SHARES
                                                                   May 1, 1997


                  THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS
       ----------------------------------------------------------------------

                         THE WRIGHT MANAGED EQUITY TRUST
                     Wright Selected Blue Chip Equities Fund
                      Wright Junior Blue Chip Equities Fund
                      Wright Major Blue Chip Equities Fund
                  Wright International Blue Chip Equities Fund

                                       and

                         THE WRIGHT MANAGED INCOME TRUST
                            Wright U.S. Treasury Fund
                       Wright U.S. Treasury Near Term Fund
                          Wright Total Return Bond Fund
                           Wright Current Income Fund
                     Wright U.S. Treasury Money Market Fund

                                24 Federal Street
                           Boston, Massachusetts 02110


------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                         PAGE



Additional Information about the Trusts
   and the Portfolio Trust...........................    2
Additional Investment Information....................    3
Investment Restrictions..............................    6
Officers and Trustees................................    7
Control Persons and Principal Holders of Shares......    9
Investment Advisory and Administrative Services......   11
Custodian............................................   12
Independent Certified Public Accountants.............   13
Brokerage Allocation.................................   13
Pricing of Shares....................................   14
Principal Underwriter................................   15
Service Plans........................................   17
Calculation of Performance and Yield Quotations......   17
Taxes................................................   19
Financial Statements.................................   20
Appendix.............................................   21



-------------------------------------------------------------------------------


This combined Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current combined Prospectus of the Funds in The Wright Managed Equity Trust and The Wright Managed Income Trust (the "Trusts"), dated May 1, 1997, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained without charge from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604 (Telephone: (800) 888-9471) or from the World Wide Web site (http://www.wisi.com). Although each Fund offers only its shares of beneficial interest, it is possible that a Fund might become liable for a misstatement or omission in this Statement of Additional Information regarding another Fund because the Funds use this combined Statement of Additional Information. The Trustees of the Trusts have considered this factor in approving the use of a combined Statement of Additional Information.

Additional Information about the Trusts and the Portfolio Trust

     Unless otherwise defined herein, capitalized terms have the meaning given them in the Prospectus.

     Each Trust is an open-end, management investment company organized as a Massachusetts business trust. The Wright Managed Equity Trust was organized in 1982 and has the four series described herein. Each series offers two classes of shares - Standard Shares and Institutional Shares. The Wright Managed Income Trust was organized in 1983 and has the five series described herein. Each of Wright U.S. Treasury Fund, Wright Treasury Near Term Fund and Wright Current Income Fund offers two classes of shares -Standard Shares and Institutional Shares. Wright Total Return Bond Fund offers a single class of shares - Standard Shares, and Wright U.S. Treasury Money Market Fund offers a single class of shares without a specific designation. The Trust changed its name from The Wright Managed Bond Trust March 28, 1991. Prior to May 1, 1997, The Wright Major Blue Chip Equities Fund was called the "Wright Quality Core Equities Fund." The Trusts' series are collectively referred to as the "Funds." Each Fund is a diversified fund.

     Each Trust's Declaration of Trust may be amended with the affirmative vote of a majority of the outstanding shares of the Trust or, if the interests of a particular Fund or class are affected, a majority of such Fund's or class's outstanding shares. The Trustees are authorized to make amendments to each Declaration of Trust that do not have a material adverse effect on the financial interests of shareholders. Each Trust or series may be terminated upon the sale of the Trust's or series' assets to another diversified open-end management investment company, if approved by vote of a majority of the Trust's Trustees. Each Trust or series or class may be terminated upon liquidation and distribution of the assets of the Trust or series or class, if approved by a majority of the Trustees. If not so terminated, each Trust or series or class may continue indefinitely.

     Each Trust's Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in either Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.


     The Trusts are organizations of the type commonly known as "Massachusetts business trusts." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. Each Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. Each Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Trust itself would be unable to meet its obligations. The risk of any shareholder incurring any liability for the obligations of a Trust is extremely remote. The Investment Adviser does not consider this risk to be material.

     Each Portfolio is a series of the Portfolio Trust, a newly formed trust which, like the Trusts, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio Trust was organized as a trust under the laws of the State of New York on March 18, 1997.


     Interests in the Portfolio Trust have no preemptive or conversion rights, and are fully paid and non-assessable except as described in the Prospectus. The Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office had been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. Trustees may be removed by a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of a Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

     Each holder in the Portfolio Trust is entitled to a vote in proportion to its percentage interest in the Portfolio Trust.

Additional Investment Information

Description of Investments

     The use of the term "Fund" or "Funds" in the following "Additional Investment Information" is intended to include the corresponding Portfolios, except as noted.


     U.S. Government, Agency and Instrumentality Securities - U.S. Government securities are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association.

     Repurchase Agreements - involve purchase of U.S. Government securities or of other high-quality, short-term debt obligations. At the same time a Fund purchases the security, it resells it to the vendor (a member bank of the Federal Reserve System or recognized securities dealer), and is obligated to redeliver the security to the vendor on an agreed-upon date in the future. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to earn a return on cash which is only temporarily available. A Fund's risk is the ability of the vendor to pay an agreed-upon sum upon the delivery date, and the Trust believes the risk is limited to the difference between the market value of the security and the repurchase price provided for in the repurchase agreement. However, bankruptcy or insolvency proceedings affecting the vendor of the security which is subject to the repurchase agreement, prior to the repurchase, may result in a delay in a Fund being able to resell the security.


     In all cases when entering into repurchase agreements with other than FDIC insured depository institutions, the Funds will take physical possession of the underlying collateral security, or will receive written confirmation of the purchase of the collateral security and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or will be the recorded owner of the collateral security through the Federal Reserve Book-Entry System.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

     Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

     Finance Company Paper - refers to promissory notes issued by finance companies in order to finance their short-term credit needs.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer-term credit needs.

     Foreign Securities - WIBC may invest in foreign securities. Investing in securities of foreign governments or securities issued by companies whose principal business activities are outside the United States may involve significant risks not associated with domestic investments. It is anticipated that in most cases, the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. Securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.


     The limited liquidity of certain foreign markets in which the Fund may invest may affect the Fund's ability to accurately value its assets invested in such market. In addition, the settlement systems of certain foreign countries are less developed than the U.S., which may impede the Fund's ability to effect portfolio transactions. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in exchange control regulations, expropriation or confiscatory taxation, limitation on removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     Foreign Currency Exchange Transactions. WIBC may engage in foreign currency exchange transactions. Investments in securities of foreign governments and companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries. In addition, assets of the Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs. Therefore, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Fund values its assets daily in U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund will convert currency on a spot basis from time to time and will incur costs in connection with such currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund does not intend to speculate in foreign currency exchange rates.

     As an alternative to spot transactions, the Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward" contracts) or purchase currency call or put options. A forward contract involves an obligation to purchase or sell a specific currency at a future date and price fixed by agreement between the parties at the time of entering into the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally involves no deposit requirement and no commissions are charged at any stage for trades. The Fund intends to enter into such contracts only on net terms. The purchase of a put or call option is an alternative to the purchase or sale of forward contracts and will be used if the option premiums are less then those in the forward contract market.

     The Fund may enter into forward contracts only under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security quoted or dominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. This is accomplished by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction ("transaction hedging"). Such forward contract transactions will enable the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date of payment for the security.

     Second, when the Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies will change as a consequence of fluctuations in the market value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency exchange rates and the implementation of a short-term hedging strategy are highly uncertain. As an operating policy, the Fund does not intend to enter into forward contracts for such hedging purposes on a regular or continuous basis, and will not do so if, as a result, more than 50% of the value of the Fund's total assets would be committed to the consummation of such contracts. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts if the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

     The Fund's custodian will place cash or liquid securities in a segregated account. The amount of such segregated assets will be at least equal to the value of the Fund's total assets committed to the consummation of forward contracts involving the purchase of forward currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the amount will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may elect to sell the portfolio security and make delivery of the foreign currency. Alternatively, the Fund may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an identical offsetting contract from the same currency trader.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the Fund intends to sell the security and the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency that the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been a change in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between the date the Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     The Fund will not speculate in forward contracts and will limit its use of such contracts to the transactions described above. Of course, the Fund is not required to enter into such transactions with respect to its portfolio securities and will not do so unless deemed appropriate by its investment adviser. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might be realized if the value of such currency increases.

     "When-Issued" Securities - Securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in terms of yield to maturity, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities may take place at a later date. Normally, the settlement date occurs 15 to 90 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is intended that the Funds will be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, it is intended that such securities will be purchased for a Fund with the purpose of actually acquiring them unless a sale appears to be desirable for investment reasons. At the time a commitment to purchase securities on a when-issued basis is made for a Fund, the transaction will be recorded and the value of the security reflected in determining the Fund's net asset value. The Trust will establish a segregated account in which a Fund that purchases securities on a when-issued basis will maintain cash and liquid securities equal in value to commitments for when-issued securities. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will at least equal the amount of a Fund's when-issued commitments. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held by a Fund are subject to changes in value based upon the public's perception of the credit worthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the market value of the Fund's net assets than if cash were solely set aside to pay for when-issued securities.

     Lending Portfolio Securities. All of the Funds in the Equity Trust may seek to increase income by lending portfolio securities to broker-dealers or other institutional borrowers.

     Under present regulatory policies of the Securities and Exchange Commission, such loans are required to be secured continuously by collateral in cash or liquid assets held by the Fund's custodian and maintained on a current basis at an amount at least equal to the market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The Fund would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Fund would not have the right to vote any securities having voting rights during the existence of a loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or the giving or withholding of their consent on a material matter affecting the investment.

     WJBC Investment Process. A series of disciplines controls the purchase and sale of securities for the Wright Junior Blue Chip Equities Fund. Each company is reviewed on a continuous basis by Wright's Investment Committee in order to assure that it continues to meet all of the required characteristics of investment quality, financial strength, profitability and stability and growth. These disciplines are believed to limit the financial risk which is sometimes associated with investment in smaller companies. However, somewhat higher volatility of market pricing and greater variability of individual stock investment returns can be expected in this Fund as compared to the Wright Selected Blue Chip Equities Fund, which is invested in larger companies.


Investment Restrictions

     The following investment restrictions have been adopted by each Trust and the Portfolio Trust and may be changed as to a Fund or a Portfolio, as the case may be, only by the vote of a majority of the Fund's or Portfolio's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of the Fund or the interests of the Portfolio if the holders of more than 50% of the shares or interests, as the case may be, are present or represented at the meeting or (b) more than 50% of the shares or interests of the Fund or Portfolio. Accordingly, the Funds (Portfolios) may not:

(1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940. In addition, a Fund or Portfolio may not issue bonds, debentures or senior equity securities, other than shares of beneficial interest;

(2) With respect to 75% of the total assets of a Fund or Portfolio, purchase the securities of any issuer if such purchase would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund or Portfolio, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(3) Purchase securities on margin (but a Fund or Portfolio may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

(4) Purchase or sell real estate, although a Fund or Portfolio may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

(5) Purchase or sell commodities or commodity contracts for the purchase or sale of physical commodities other than currency, excluding financial futures contracts and options on these financial futures contracts;

(6) Make an investment in any one industry that would cause investments in such industry to equal or exceed 25% of the Fund's or Portfolio's total assets taken at market value at the time of such investment (other than securities issued or guaranteed by the U.S.
Government or its agencies or instrumentalities);

(7)  Underwrite or participate in the marketing of securities of others; and

(8) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, or
(c) lending portfolio securities.

     Notwithstanding the investment policies and restrictions of a Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. Notwithstanding the investment restrtictions set forth above, WTMM will be subject to the restrictions set forth in Rule 2a-7 under the 1940 Act.

Nonfundamental Investment Restrictions. In addition to the foregoing fundamental investment restrictions, each

Trust and the Portfolio Trust have adopted the following nonfundamental policies which may be amended or rescinded by the vote of the Trust's or the Portfolio Trust's Board of Trustees without shareholder or interestholder approval. The Funds (Portfolios) may not:

(a) Invest more than 15% (10% for Wright U.S. Treasury Money Market Fund) of the Fund's or Portfolio's net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(b) Purchase additional securities if the Fund's or Portfolio's borrowings exceed 5% of its total assets;

(c) Make short sales of securities, except short sales against the box; and


(d) For purposes of fundamental investment restriction (6), the Trusts and the Portfolio Trust consider utility companies, gas, electric, water and telephone companies as separate industries; except that, with respect to any Fund which has a policy of being primarily invested in obligations whose interest income is exempt from federal income tax, the restriction shall be that the Trust (Portfolio Trust) will not purchase for that Fund either (i) pollution control and industrial development bonds issued by non-governmental users or (ii) securities whose interest income is not exempt from federal income tax, if in either case the purchase would cause more than 25% of the market value of the assets of the Fund (Portfolio) at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry.


     Except for the restriction on borrowing, if a percentage restriction contained in any Fund's or Portfolio's investment policies is adhered to at the time of investment, a later increase or decease in the percentage resulting from a change in the value of portfolio securities or the Fund's or Portfolio's net assets will not be considered a violation of such restriction.


Officers and Trustees

     The officers and Trustees of the Trusts are listed below. The officers and Trustees of the Portfolio Trust are identical to those of the Trusts. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trusts, the Portfolio Trust, Wright, Winthrop, Eaton Vance, Eaton Vance's wholly owned subsidiary, Boston Management and Research ("BMR"), Eaton Vance's parent company, Eaton Vance Corp. ("EVC"), or Eaton Vance's and BMR's Trustee, Eaton Vance, Inc. ("EV"), by virtue of their affiliation with either the Trust, Wright, Winthrop, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk (*).

PETER M. DONOVAN (54), President and Trustee*
President, Chief Executive Officer and Director of Wright and Winthrop; Vice President, Treasurer and a Director of Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604


H. DAY BRIGHAM, JR. (70), Vice President, Secretary and Trustee*
Retired Vice President, Chairman of the Management Committee and Chief Legal Officer of Eaton Vance, EVC, BMR and EV; Director of Wright and Winthrop since February, 1997.
Address: 92 Reservoir Avenue, Chestnut Hill, MA 02167


WINTHROP S. EMMET (86), Trustee
Retired New York City Attorney at Law; Trust Officer, First National City Bank, New York, NY (1963-1971).
Address: Box 327, West Center Road, West Stockbridge, MA 01266

LELAND MILES (73), Trustee
President  Emeritus,   University  of  Bridgeport  (1987-  present);  President,
University of Bridgeport (1974-1987); Director, United Illuminating Company.
Address: Tide Mill Landing, 2425 Post Road, Suite 102,
Southport, CT 06490

A.M. MOODY III (60), Vice President & Trustee*
Senior Vice President, Wright and Winthrop; President, Wright Investors'Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

LLOYD F. PIERCE (78), Trustee
Retired Vice Chairman (prior to 1984 - President), People's Bank, Bridgeport, CT; Member, Board of Trustees, People's Bank, Bridgeport, CT; Board of Directors, Southern Connecticut Gas Company; Chairman, Board of Directors, COSINE.
Address: 125 Gull Circle North, Daytona Beach, FL 32119


RICHARD E. TABER (48), Trustee
Chairman and Chief Executive Officer of First County Bank, Stamford, CT. Mr. Taber was appointed a Trustee of the Trusts on March 18, 1997.
Address: 117 Prospect Street, Stamford, CT 06904

RAYMOND VAN HOUTTE (72), Trustee
President  Emeritus and Counselor of The Tompkins County Trust Co., Ithaca,
NY (since January 1989); President and Chief Executive Officer, The Tompkins County Trust Company (1973-1988); President, New York State Bankers Association (1987-1988); Director, McGraw Housing Company, Inc., Deanco, Inc., Evaporated Metal Products and Ithaco, Inc.
Address: One Strawberry Lane, Ithaca, NY 14850

JUDITH R. CORCHARD (58), Vice President
Executive Vice President, Investment Management: Senior Investment Officer; Chairman of the Investment Committee and Director of Wright and Winthrop.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

JAMES L. O'CONNOR (52), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

JANET E. SANDERS (61), Assistant Secretary and Assistant Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110


WILLIAM J. AUSTIN, JR. (45), Assistant Treasurer
Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr.Austin was elected Assistant Treasurer of the Trusts on December 18, 1991.
Address: 24 Federal Street, Boston, MA 02110

A. JOHN MURPHY (34), Assistant Secretary
     Assistant Vice President of Eaton Vance, BMR and EV since March 1, 1994; employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trusts on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

ERIC G. WOODBURY (39), Assistant Secretary
Vice President of Eaton Vance, BMR and EV since February 1993; formerly, associate attorney at Dechert, Price & Rhoads. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trusts on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

     Messrs. Emmet, Miles, Pierce and Van Houtte are members of the Special Nominating Committees of the Trustees of the Trusts and the Portfolio Trust. The Special Nominating Committees' function is selecting and nominating individuals to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trusts, the Portfolio Trust, Eaton Vance, Wright or Winthrop. The Trusts and the Portfolio Trust do not have designated audit committees since the full boards perform the functions of such committee.

     All of the Trustees and officers hold identical positions with the Equity Trust, the Income Trust, The Wright Managed Blue Chip Series Trust (except Mr. Miles), The Wright EquiFund Equity Trust, Catholic Values Investment Trust and the Portfolio Trust. The fees and expenses of those Trustees of the Trusts and the Portfolio Trust (Messrs. Emmet, Miles, Pierce, Taber and Van Houtte) who are not interested persons of the Trusts and the Portfolio Trust and of Mr. Brigham are paid by the Trusts and the Portfolio Trust, respectively. They also received additional payments from other investment companies for which Wright provides investment advisory services. The Trustees who are employees of Wright receive no compensation from the Trusts and the Portfolio Trust. The Trusts and the Portfolio Trust do not have a retirement plan for the Trustees. Beginning in 1997, Mr. Brigham will receive compensation of $1,250 from each Trust and $6,000 in total compensation from the complex. Mr. Taber, appointed a Trustee on March 18, 1997, will receive compensation of $1,250 from each Trust and $5,000 in total compensation from the complex. For Trustee compensation from the Trusts for the fiscal year ended December 31, 1996, see the following table.


                               COMPENSATION TABLE
                       Fiscal Year Ended December 31, 1996

                    THE WRIGHT MANAGED EQUITY TRUST - 4 Funds
                    THE WRIGHT MANAGED INCOME TRUST - 5 Funds

                     Aggregate Compensation from
                      The Wright    The Wright
                        Managed       Managed   Compensation
Trustees             Equity Trust  Income Trust    Paid(1)
----------------------------------------------------------------

Winthrop S. Emmet       $1,250        $1,250       $5,000
Leland Miles            $1,250        $1,250       $3,750
Lloyd F. Pierce         $1,250        $1,250       $5,000
George R. Prefer(2)      $ 750         $ 750       $3,000
Raymond Van Houtte      $1,250        $1,250       $5,000
----------------------------------------------------------------

(1) Total compensation paid includes not only service on the boards of The Wright Managed Equity Trust (4 Funds)and The Wright Managed Income Trust (5 Funds) but also service on other boards in the Wright Fund complex(26 Funds) for a total of 35 Funds.Total compensation paid also includes payments expected to be paid during the current fiscal year for the Portfolio Trust.

(2) Mr. Prefer resigned as a Trustee on September 18, 1996.

     During the current fiscal year, the Portfolio Trust estimates payments to its Trustees as follows:

                       PORTFOLIO TRUST COMPENSATION TABLE

                    Estimated Compensation         Total
                           from the            Compensation
Trustees                Portfolio Trust           Paid(1)
----------------------------------------------------------------------------

H. Day Brigham              $1,250                $7,000
Winthrop S. Emmet           $1,250                $7,000
Leland Miles                $1,250                $6,750
Lloyd J. Pierce             $1,250                $7,000
Richard E. Taber            $1,250                $6,000
----------------------------------------------------------------------------

(1) Estimated to be paid by the Portfolio Trust and the 35 other funds in the Wright Funds complex.


Control Persons and
Principal Holders of Shares


     As of March 31, 1997, the Trustees and officers of the Trusts and the Portfolio Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of each Fund and Portfolio.


     As of March 31, 1997, the following shareholders were record holders of the following percentages of the outstanding shares of the Funds:

EQUITY TRUST                                                                     Percent of Outstanding Shares Owned
                                                                             -------------------------------------------------
                                                                              WSBC         WJBC         WMBC         WIBC
------------------------------------------------------------------------------------------------------------------------------
Ruane & Co.                                                                   6.2%                                   5.5%
c/o Tompkins County Trust Co.
Ithaca, NY 14851
------------------------------------------------------------------------------------------------------------------------------

Southington Savings Investment                                                5.6%         9.8%
Mgt.Trust Services
Southington, CT 06489
------------------------------------------------------------------------------------------------------------------------------

Sachem Trust National Association                                                          5.2%
Guilford, CT 06437
------------------------------------------------------------------------------------------------------------------------------

Judd's Inc. Pension Plan                                                                               16.3%
Washington, DC 20002
------------------------------------------------------------------------------------------------------------------------------

NCSC Staff Pension Fnd
Silver Spring, MD 20910-3314                                                                            9.8%
------------------------------------------------------------------------------------------------------------------------------

Leo S. Rowe
Pan American Fund                                                                                       7.7%
Washington, DC 20006
------------------------------------------------------------------------------------------------------------------------------

RWDSU Pension Fund
c/o Compass Bank                                                                                                    10.3%
Birmingham, AL 36288
-------------------------------------------------------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                                                                            8.9%
San Francisco, CA 94104
-------------------------------------------------------------------------------------------------------------------------------

Investors Fiduciary Tr. Co. Cust.                                                                                    8.9%
FBO Centurion Trust Co.
Kansas City, MO 64105
--------------------------------------------------------------------------------------------------------------------------------



INCOME TRUST                                                                Percent of Outstanding Shares Owned
                                                               ----------------------------------------------------------------
                                                                WUSTB         WNTB         WTRB         WCIF         WTMM
-------------------------------------------------------------------------------------------------------------------------------

Independence Trust Co.                                           8.8%                                                7.0%
Manchester, NH 03105
-------------------------------------------------------------------------------------------------------------------------------

Barhart Company                                                  7.0%         8.2%         8.3%
Bar Harbor Banking & Trust Co.
Bar Harbor, ME 04609-0218
-------------------------------------------------------------------------------------------------------------------------------

American Wyoming & Co.                                           6.5%
Cheyenne, WY 82003
-------------------------------------------------------------------------------------------------------------------------------

Sachem Trust National Corporation                                             7.3%
Guilford, CT 06437
-------------------------------------------------------------------------------------------------------------------------------

Ruane & Co.
c/o Tompkins County Trust Company                                             6.3%                                   6.2%
Ithaca, NY 14851
--------------------------------------------------------------------------------------------------------------------------------

CC Dickson Co.                                                                5.7%
Charlotte, NC 28236
--------------------------------------------------------------------------------------------------------------------------------

First National Bank - Winfield, Kansas                                        5.4%
Winfield, KS 67156
---------------------------------------------------------------------------------------------------------------------------------

Southington Savings Investment                                                            10.7%
Mgt. Trust Services
Southington, CT 06489
---------------------------------------------------------------------------------------------------------------------------------

Norwalk Savings Society                                                                    7.5%                      5.0%
Norwalk, CT 06852
---------------------------------------------------------------------------------------------------------------------------------

Thompson & Co.                                                                             5.6%
c/o First National Bank
Brookings, SD 57006
---------------------------------------------------------------------------------------------------------------------------------

RWDSU Pension Fund - Fixed                                                                             13.4%
RWDSU Benefit Plan                                                                                      7.0%
c/o Compass Bank
Birmingham, AL  35296
---------------------------------------------------------------------------------------------------------------------------------

Niagara Mohawk Power Corp.                                                                              6.1%
c/o Boston Safe Deposit & Trust Co.
Medford, MA 02155
---------------------------------------------------------------------------------------------------------------------------------

Creve & Company                                                                                                     13.2%
Town & Country, MO 63012
---------------------------------------------------------------------------------------------------------------------------------

First County Bank                                                                                                    5.7%
Stamford, CT 06901
---------------------------------------------------------------------------------------------------------------------------------

Investment Advisory and
Administrative Services

     The Trusts have engaged Winthrop to act as investment adviser to the Funds pursuant to Investment Advisory Contracts (the "Investment Advisory Contracts"). Pursuant to a service agreement effective February 1, 1996 between Winthrop and Wright, Wright, acting under the general supervision of the Trusts' Trustees, furnishes each non-Feeder Fund with investment advice and management services, as described below. Winthrop supervises Wright's performance of this function and retains its contractual obligations under the Investment Advisory Contracts. Winthrop has agreed that for so long as a Feeder Fund invests its investable assets in a corresponding Portfolio it will not impose any advisory fees to which it would be entitled under the respective Investment Advisory Contract. The Portfolio Trust has engaged Wright as investment adviser to provide investment advice and management services to the Portfolios pursuant to the Portfolio Investment Advisory Contract. The estate of John Winthrop Wright may be considered a controlling person of Winthrop and Wright by reason of its ownership of 29% of the outstanding shares of Winthrop.

     Pursuant to each Investment Advisory Contract and the Portfolio Investment Advisory Contract, Wright will carry out the investment and reinvestment of the assets of the non-Feeder Funds and the Portfolios, will furnish continuously an investment program with respect to the non-Feeder Funds and the Portfolios, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. Wright will furnish to the non-Feeder Funds and the Portfolios investment advice and management services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities. In addition, Wright has arranged for certain members of the Eaton Vance and Wright organizations to serve without salary as officers or Trustees. In return for these services, each non-Feeder Fund or Portfolio is obligated to pay a monthly advisory fee calculated at the rates set forth in the current Prospectus. The following table sets forth the net assets of each Fund at December 31, 1996 and the advisory fee paid by the Funds during the fiscal years ended December 31, 1996, 1995 and 1994. Prior to the close of business on April 30, 1997, Wright managed directly the assets of the non-Feeder Funds.


               Aggregate      Advisory Fees Paid for the
              Net Assets     Fiscal Year Ended December 31
              at 12/31/96      1996       1995      1994
------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST
WBC          $208,165,581  $1,436,025 $1,283,832 $1,169,165
WJBC(1)        14,028,700     104,339    174,577    322,161
WMBC           25,815,115     175,798    235,233    332,192
WIBC          268,732,339   1,847,061  1,682,897  1,394,066

THE WRIGHT MANAGED INCOME TRUST
WUSTB(2)     $ 54,977,949    $163,849   $ 65,539   $ 84,992
WNTB          130,325,034     584,296    739,265  1,266,025
WTRB           91,381,631     442,120    525,335    824,625
WCIF           64,623,371     256,204    313,626    403,012
WTMM(3)        95,183,509     203,163    162,732    157,447
------------------------------------------------------------------------------




(1) To enhance the net income of the Fund during the fiscal year ended December 31, 1996, Wright made a reduction of its advisory fee in the amount of $1,580.
(2) To enhance the net income of the Fund during the fiscal year ended December 31, 1995, Wright made a reduction of its advisory fee in the amount of $17,515.
(3) To enhance the net income of the Fund, Wright made a reduction of its advisory fees during each of the three fiscal years ended December 31, 1996 by $127,441, $87,656 and $114,912, respectively.

     The Trusts have engaged Eaton Vance to act as the administrator for each Fund pursuant to separate Administration Agreements. The Portfolio Trust has engaged Eaton Vance to act as the administrator for each Portfolio pursuant to a Portfolio Administration Agreement. For its services under the Trusts' Administration Agreements, Eaton Vance receives monthly administration fees at the annual rates set forth in the current Prospectus. No administration fees are currently payable to Eaton Vance pursuant to the Portfolio Administration Agreement. The following table sets forth the administration fees earned from the Funds for the fiscal years ended December 31, 1996, 1995 and 1994.


                    Administration Fees Paid by the Funds
                    for the Fiscal Year Ended December 31
                    1996            1995           1994
-------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST
WBC                $277,044       $263,811        $253,840
WJBC                 37,941         63,483         117,150
WMBC                 78,132        104,548         147,641
WIBC                282,614        270,853         248,916

THE WRIGHT MANAGED INCOME TRUST
WUSTB              $ 40,959       $ 16,384        $ 21,245
WNTB                116,024        129,501         172,293
WTRB                103,457        110,899         136,920
WCIF                 64,043         78,407          97,754
WTMM                 40,793         32,543          31,490
--------------------------------------------------------------------------

     The Portfolio Trust did not commence operations until May 1, 1997 and paid no administration fees to Eaton Vance as of December 31, 1996.

     Eaton Vance and EV are both wholly owned subsidiaries of EVC. BMR is a wholly owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes, Rowland and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of April 30, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts. Messrs. Rowland and Faust each owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Austin, Murphy, O'Connor and Woodbury and Ms. Sanders are officers of the Trusts and are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the Administration Agreements.


     EVC owns all of the stock of Energex Energy Corporation which is engaged in oil and gas exploration and development. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all of the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC, EV, Eaton Vance and BMR may also enter into other businesses.

     In addition to the fees payable to the service providers described herein, the Funds and Portfolios are responsible for usual and customary expenses associated with their respective operations not otherwise payable by Wright or Eaton Vance. These include, among other things, organization expenses, legal fees, audit and accounting expenses, insurance costs, the compensation and expenses of the Trustees, interest, taxes and extraordinary expenses (such as for litigation). For each Fund, such expenses also include printing and mailing reports, notices and proxy statements to shareholders and registration fees under federal securities laws and the cost of providing required notices to state securities administrators. For the Portfolios, such expenses also include registration fees under foreign securities laws (for WIBC) and brokerage commissions.

     The Investment Advisory Contracts and Portfolio Investment Advisory Contract will remain in effect until February 28, 1998 and 1999, respectively. The Investment Advisory Contracts and the Portfolio Investment Advisory Contract may be continued from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not
"interested persons" of the Trust, the Portfolio Trust, Eaton Vance or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the respective Funds or Portfolios. The Administration Agreements may be continued from year to year after February 28, 1998 so long as such continuance is approved annually by the vote of a majority of the Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days written notice by the Board of Trustees or Directors of either party, or by vote of the majority of the outstanding shares of the affected Fund or Portfolio, and each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust or Portfolio Trust, as the case may be, under such agreement on the part of Eaton Vance or Wright, Eaton Vance or Wright will not be liable to the Trust or Portfolio Trust, as the case may be, for any loss incurred.


Custodian

     Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts, acts as custodian for the Funds and the Portfolios. IBT has the custody of all cash and securities of the Funds and Portfolios, maintains the Funds' and Portfolios' general ledgers and computes the daily net asset value per share. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Funds' and Portfolios' investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Funds and Portfolios. IBT charges custody fees which are competitive within the industry. A portion of the custody fee for each fund served by IBT is based upon a schedule of percentages applied to the aggregate assets of those funds managed by Eaton Vance for which IBT serves as custodian, the fees so determined being then allocated among such funds relative to their size. These fees are then reduced by a credit for cash balances of the particular fund at IBT equal to 75% of the 91-day, U.S. Treasury Bill auction rate applied to the particular fund's average daily collected balances for the week. In addition, each fund pays a fee based on the number of portfolio transactions and a fee for bookkeeping and valuation services.

Independent Certified
Public Accountants


     Deloitte & Touche LLP, 125 Summer Street, Boston, Masachusetts are the Trusts' and the Portfolio Trust's independent certified public accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.



Brokerage Allocation

     Wright places the portfolio security transactions for each non-Feeder Fund and Portfolio, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, Wright will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.

     It is expected that on frequent occasions there will be many broker-dealer firms which will meet the foregoing criteria for a particular transaction. In selecting among such firms, the Funds may give consideration to those firms which supply brokerage and research services, quotations and statistical and other information to Wright for their use in servicing their accounts. The Funds may include firms which purchase investment services from Wright. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to Wright in servicing all or less than all of their accounts and the services and information furnished by a particular firm may not necessarily be used in connection with the account which paid brokerage commissions to such firm. The advisory fee paid by the non-Feeder Funds and the Portfolios to Wright is not reduced as a consequence of Wright's receipt of such services and information. While such services and information are not expected to reduce Wright's normal research activities and expenses, Wright would, through use of such services and information, avoid the additional expenses which would be incurred if it should attempt to develop comparable services and information through its own staffs.

     Subject to the requirement that Wright shall use its best efforts to seek to execute each non-Feeder Fund's and Portfolio's portfolio security transactions at advantageous prices and at reasonably competitive commission rates, Wright, as indicated above, is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of the Funds or of other investment companies sponsored by Wright. This policy is consistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

     Under each Investment Advisory Contract and the Portfolio Investment Advisory Contract, Wright has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met. This authority will not be exercised, however, until the Prospectus or this Statement of Additional Information has been supplemented or amended to disclose the conditions under which Wright proposes to do so.

     Each Investment Advisory Contract and the Portfolio Investment Advisory Contract expressly recognizes the practices which are provided for in Section 28(e) of the Securities Exchange Act of 1934 by authorizing the selection of a broker or dealer which charges a non-Feeder Fund or Portfolio a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.


     During the fiscal years ended December 31, 1996, 1995 and 1994, the Funds in the Equity Trust paid the following aggregate brokerage commissions on portfolio transactions:


                               1996       1995       1994
                               --------------------------

Wright Selected Blue Chip
Equities Fund (WBC)           $271,332  $206,758   $345,675

Wright Junior Blue Chip
Equities Fund (WJBC)          $ 33,088  $ 45,144   $ 71,949

Wright Major Blue Chip
Equities Fund (WMBC)          $ 60,066  $100,898   $112,398

Wright International Blue Chip
Equities Fund (WIBC)          $495,678  $241,321   $722,613

     It is expected that purchases and sales of portfolio investments by the Funds in the Wright Managed Income Trust (or their corresponding Portfolios) will be with the issuers or with major dealers in debt instruments acting as principal, and that the Funds (or Portfolios) will normally pay no brokerage commissions. The cost of securities purchased from underwriters includes a disclosed, fixed underwriting commission or concession, and the prices for which securities are purchased from and sold to dealers usually include an undisclosed dealer mark-up or mark-down. During the fiscal years ended December 31, 1996, 1995 and 1994, none of the Funds in the Income Trust paid brokerage commissions.


Pricing of Shares

All Funds Except
Wright U.S. Treasury Money Market Fund

     For a description of how the Funds value their Standard Shares and Institutional Shares, see "How the Funds Value their Shares" in the Funds' current Prospectus. The Funds value securities with a remaining maturity of 60 days or less by the amortized cost method. The amortized cost method involves initially valuing a security at its cost (or its fair market value on the sixty-first day prior to maturity) and thereafter assuming a constant amortization to maturity of any discount or premium, without regard to unrealized appreciation or depreciation in the market value of the security.

Wright U.S. Treasury Money Market Fund

     Wright U.S. Treasury Money Market Fund values its shares three times on each day the New York Stock Exchange (the "Exchange") is open at noon, at 3:00 p.m. and as of the close of regular trading on the Exchange - normally 4:00 p.m. New York time. The net asset value is determined by IBT (as agent for the Fund) in the manner authorized by the Trustees. Portfolio assets of the Fund are valued at amortized cost in an effort to attempt to maintain a constant net asset value of $1.00 per share, which the Trustees have determined to be in the best interests of the Fund and its shareholders. The Fund's use of the amortized cost method to value the portfolio securities is conditioned on its compliance with conditions contained in a rule issued by the Securities and Exchange Commission (the "Rule").

     Under the Rule, the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objectives of the Fund, to stabilize the net asset value per share as computed for the purposes of distribution, redemption and repurchase at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation between the amortized cost value per share and a net asset value per share based upon available indications of market value as well as review of the methods used to calculate the deviation. The Trustees will consider what steps, if any, should be taken in the event of a difference of more than 1/2 of 1% between such two values. The Trustees will take such steps as they consider appropriate (e.g., redemption in kind, selling prior to maturity to realize gains or losses or to shorten the average portfolio maturity, withholding dividends or using market quotations) to minimize any material dilution or other unfair results to investors or existing shareholders, which might arise from differences between the two values.

     The Rule requires that the Fund's investments, including repurchase agreements, be limited to those U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are at the time of acquisition rated by the requisite number of nationally recognized statistical rating organizations in one of the two highest short-term rating categories or, in the case of any instrument that is not so rated, of comparable quality as determined by Wright in accordance with procedures established by the Trustees. It also calls for the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 13 months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund's available cash will be invested in such a manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

     It is the normal practice of Wright U.S. Treasury Money Market Fund to hold portfolio securities to maturity and to realize par value therefor unless a sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. Under the amortized cost method of valuation, traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the Fund's net asset value is affected by any unrealized appreciation or depreciation on securities held for the Fund. There can be no assurance that the Fund's objectives will be achieved.

                                      * * *

     The Funds and the Portfolios will not price securities on the following national holidays: New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.


Principal Underwriter

     Each Trust has adopted a Distribution Plan as defined in Rule 12b-1 under the 1940 Act (the "Plan") on behalf of its Funds (except Wright U.S. Treasury Money Market Fund) with respect to each Fund's Standard Shares. Each Trust's Plan specifically authorizes each Fund to pay direct and indirect expenses incurred by any separate distributor or distributors under agreement with the Trust in activities primarily intended to result in the sale of its Standard Shares. The expenses of such activities will not exceed 0.25% per annum of each Fund's average daily net assets attributable to the Standard Shares. Payments under the Plan are reflected as an expense in each Fund's financial statements relating to the applicable class of shares.

     Each Trust has entered into a distribution contract on behalf of its Funds with respect to the Funds' Standard Shares and Institutional Shares with its principal underwriter, Wright Investors' Service Distributors, Inc. ("WISDI"), a wholly-owned subsidiary of Winthrop, providing for WISDI to act as a separate distributor of each Fund's Standard Shares and Institutional Shares. Wright U.S. Treasury Money Market Fund is not obligated to make any distribution payments to WISDI under its Distribution Contract.

     Each Fund, except Wright U.S. Treasury Money Market Fund, will pay 0.25% of its average daily net assets attributable to Standard Shares, to WISDI for distribution activities on behalf of the Fund in connection with the sale of its Standard Shares. WISDI will provide on a quarterly basis documentation concerning the expenses of such activities. Documented expenses of a Fund may include compensation paid to and out-of-pocket disbursements of officers, employees or sales representatives of WISDI, including telephone costs, the printing of prospectuses and reports for other than existing shareholders, preparation and distribution of sales literature, advertising of any type intended to enhance the sale of shares of the Fund and interest or other financing charges. Subject to the 0.25% per annum limitation imposed on Standard Shares by each Trust's Plan, a Fund may pay separately for expenses of activities primarily intended to result in the sale of the Fund's Standard Shares. It is contemplated that the payments for distribution described above will be made directly to WISDI. If the distribution payments to WISDI exceed its expenses, WISDI may realize a profit from these arrangements. Peter M. Donovan, President, Chief Executive Officer and a Trustee of each Trust and President and a Director of Wright and Winthrop, is Vice President, Treasurer and a Director of WISDI. A.M. Moody, Ill, Vice President and a Trustee of the Trust and Senior Vice President of Wright and Winthrop, is President and a Director of WISDI.

     It is the opinion of the Trustees and officers of each Trust that the following are not expenses primarily intended to result in the sale of Standard Shares Shares issued by any

Fund: fees and expenses of registering shares of the Fund under federal or state laws regulating the sale of securities; fees and expenses of registering the Trust as a broker-dealer or of registering an agent of the Trust under federal or state laws regulating the sale of securities; fees of registering, at the request of the Trust, agents or representatives of a principal underwriter or distributor of any Fund under federal or state laws regulating the sale of securities, provided that no sales commission or "load" is charged on sales of shares of the Fund; and fees and expenses of preparing and setting in type the Trust's registration statement under the Securities Act of 1933. Should such expenses be deemed by a court or agency having jurisdiction to be expenses primarily intended to result in the sale of Standard Shares issued by a Fund, they will be considered to be expenses contemplated by and included in the Plan but not subject to the 0.25% per annum limitation described herein.


     Under each Trust's Plan, the President or Vice President of the Trust will provide to the Trustees for their review, and the Trustees will review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made. For the fiscal year ended December 31, 1996, it is estimated that WISDI spent approximately the following amounts on behalf of The Wright Managed Investment Funds, including the Funds in the Trusts:

                  Wright Investors' Service Distributors, Inc.
                      Financial Summaries for the Year 1996

                                                          Printing & Mailing   Travel &     Commissions   Administration
FUNDS                                         Promotional   Prospectuses    Entertainment  & Service Fees   & Other       TOTAL
-------------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST
Wright Selected Blue Chip Equities Fund (WBC)  $119,067      $12,818          $23,432           --       $301,502      $456,819
Wright Junior Blue Chip Equities Fund (WJBC)                                                    --
Wright Major Blue Chip Equities Fund (WMBC)      23,426        1,776            3,247           --         34,848        63,297
Wright International Blue Chip Equities
       Fund (WIBC)                              119,254       13,408           24,512       $98,648       222,039       477,861

THE WRIGHT MANAGED INCOME TRUST
Wright U.S. Treasury Fund (WUSTB)              $ 28,028      $ 2,125          $ 3,885           --       $ 41,694      $ 75,732
Wright U.S. Treasury Near Term Fund (WNTB)      103,671        7,860           14,369           --        154,220       280,119
Wright Total Return Bond Fund (WTRB)             80,762        6,123           11,193           --        120,140       218,218
Wright Current Income Fund (WCIF)                47,943        3,635            6,645           --         71,319       129,541


     The following table shows the distribution expenses allowable to WISDI and paid by each Fund pursuant to the plan then in effect for the year ended December 31, 1996. Only a single class of shares was outstanding as of December 31, 1996.

                                          Distribution Expenses                                            Distribution Expenses
            Distribution   Distribution      Paid As a % of                   Distribution   Distribution     Paid As a % of
              Expenses       Expenses        Fund's Average                     Expenses       Expenses       Fund's Average
              Allowable    Paid by Fund      Net Asset Value                    Allowable    Paid by Fund     Net Asset Value
---------------------------------------------------------------------------------------------------------------------------------

THE WRIGHT MANAGED EQUITY TRUST                                   THE WRIGHT MANAGED INCOME TRUST
WBC           $456,819        $456,819            0.20%           WUSTB         $ 81,923         $75,732  (3)       0.18%
WJBC            37,941               0  (1)       0.00%           WNTB           280,119         280,119            0.20%
WMBC            78,136          63,297  (2)       0.16%           WTRB           218,218         218,218            0.20%
WIBC           477,861         477,861            0.20%           WCIF           129,541         129,541            0.20%

----------------------------------------------------------------------------------------------------------------------------------

(1) WISDI reduced its fee in the amount of $37,941.
(2) WISDI reduced its fee in the amount of $14,839.
(3) WISDI reduced its fee in the full amount of $6,191.

     Under its terms, each Trust's Plan remains in effect from year to year, provided such continuance is approved annually by a vote of its Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Trust's Plan. Each Plan may not be amended to increase materially the amount to be spent by the applicable class for the services described therein without approval of a majority of the outstanding Standard Shares and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. Each Trust's Plan may be terminated as to each class at any time without payment of any penalty by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding voting securities of the affected class. If a Plan is terminated, the respective Fund would stop paying the distribution fee with respect to the affected class and the Trustees would consider other methods of financing the distribution of the Fund's Standard Shares. So long as a Trust's Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not such interested persons. The Trustees of each Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Trust and the holders of Standard Shares.



Service Plans

     The Service Plans were adopted by each Trust's Trustees on behalf of the Funds and will continue in effect from year to year, provided such continuance is approved annually by a vote of the respective Trust's Trustees, including a majority of the Trustees who are not interested persons of that Trust and who have no direct or indirect financial interest in the operation of the Service Plan. Each Service Plan may be terminated at any time without payment of any penalty by vote of a majority of the Trustees of the appropriate Trust who are not interested persons of that Trust and who have no direct or indirect financial interest in the operation of the Service Plan. The Trustees of each Trust have determined that in their judgment there is a reasonable likelihood that the Service Plan will benefit the Funds in each respective Trust and each Fund's holders of Standard Shares and Institutional Shares.

Calculation of Performance
and Yield Quotations

     The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of investment return on a $1,000 investment in the Fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount (only a single class of shares of each Fund was outstanding as of December 31, 1996). Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     The yield of each Fund, other than Wright U.S. Treasury Money Market Fund, is computed by dividing its net investment income per share earned during a recent 30- day period by the maximum offering price (i.e., net asset value) per share on the last day of the period and annualizing the resulting figure (only a single class of shares of each Fund was outstanding as of December 31, 1996). Net investment income per share is equal to the Fund's dividends and interest earned during the period, with the resulting number being divided by the average daily number of shares outstanding and entitled to receive dividends during the period.

     For the 30-day period ended December 31, 1996, the yield of each Fund, other than Wright U.S. Treasury Money Market Fund, was as follows:

                                        30-Day Period Ended
                                         December 31, 1996*
---------------------------------------------------------------


THE WRIGHT MANAGED EQUITY TRUST
Wright Selected Blue Chip Equities Fund          1.05%
Wright Junior Blue Chip Equities Fund            0.83%
Wright Major Blue Chip Equities Fund             0.91%
Wright International Blue Chip Equities Fund      N/A

THE WRIGHT MANAGED INCOME TRUST
Wright U.S. Treasury Fund                        5.74%
Wright U.S. Treasury Near Term Fund              5.03%
Wright Total Return Bond Fund                    5.54%
Wright Current Income Fund                       6.57%
-----------------------------------------------------------------


* according to the following formula:
                                               6
                          Yield = 2 [ ( a-b + 1) - 1 ]
                                        ---
                                        cd

Where:

     a    =   dividends and interest earned during the period.

     b    =   expenses accrued for the period (after reductions).

     c    =   the average daily number of accumulation units outstanding during the period.

     d    =   the maximum offering price per accumulation unit on the last day of the period.

     NOTE: "a" has been estimated for debt securities other than mortgage certificates by dividing the year-end market value times the yield to maturity by 360. "a" for mortgage securities, such as GNMA's, is the actual income earned. Neither discount nor premium have been amortized.
     "b" has been estimated by dividing the actual expense amounts for the year by 360 or the number of days the' Fund was in existence.

     Because each class of shares of each Fund bears its own fees and certain expenses, the classes will have different performance results.

                                       ***

     From time to time, quotations of Wright U.S. Treasury Money Market Fund's yield and effective yield may be included in advertisements or communications to shareholders. If a portion of the Fund's expenses had not been subsidized, the Fund would have had lower returns. These performance figures are calculated in the following manner:

A. Yield - the net annualized yield based on a specified 7-calendar days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholders accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of Wright U.S. Treasury Money Market Fund for the seven-day period ended December 31, 1996 was 4.72%.

B. Effective Yield - the net annualized yield for a specified 7-calendar days assuming a reinvestment of the yield or compounding. Effective yield is calculated by the same method as yield except the annualized yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:
Effective Yield = [(Base Period Return + 1 )^365/7] - 1. The effective yield of Wright U.S. Treasury Money Market Fund for the seven-day period ended December 31, 1996 was 4.83%.

     As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

     A Fund's yield or total return may be compared to the Consumer Price Index and various domestic securities indices. A Fund's yield or total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders.

     From time to time, evaluations of a Fund's performance made by independent sources may be used in advertisements and in information furnished to present or prospective shareholders. The Lipper performance analysis includes the reinvestment of dividends and capital gain distributions, but does not take sales charges into consideration and is prepared without regard to tax consequences.

     The table on the next page shows the average annual total return of each Fund for the one, five and ten-year periods ended December 31, 1996 and the period from inception to December 31, 1996.



                                                             Period Ended 12/31/96            Inception To       Inception
                                                      One Year    Five Years    Ten Years       12/31/96           Date
------------------------------------------------------------------------------------------------------------------------------


THE WRIGHT MANAGED EQUITY TRUST
Wright Selected Blue Chip Equities Fund (1)            18.57%        9.77%       12.01%           12.76%          1/04/83
Wright Junior Blue Chip Equities Fund (2)              17.53%        8.95%        9.22%           10.22%          1/14/85
Wright Major Blue Chip Equities Fund (3)               17.63%       10.44%       12.38%           13.51%          8/07/85
Wright International Blue Chip Equities Fund(4)        20.73%       10.69%        --               9.15%          9/14/89

THE WRIGHT MANAGED INCOME TRUST
Wright U.S. Treasury Fund (5)                          (1.23%)       7.49%        8.09%           10.50%          7/25/83
Wright U.S. Treasury Near Term Fund (6)                 3.91%        5.28%        6.65%            8.19%          7/25/83
Wright Total Return Bond Fund (7)                       0.87%        6.46%        6.97%            9.78%          7/25/83
Wright Current Income Fund (8)                          4.31%        6.17%         --              8.48%          4/15/87
-------------------------------------------------------------------------------------------------------------------------------


(1) If a portion of the WBC's expenses had not been subsidized for the years ended December 31, 1987, 1986 and 1984,the Fund would have had lower returns.
(2) If a portion of the WJBC's expenses had not been subsidized during the years ended December 31, 1996, 1995, 1987 and 1985, the
    Fund would have had lower returns.
(3) If a portion of the WMBC's expenses had not been subsidized during the years ended December 31, 1996, 1995, 1990, 1989, 1988,
    1987 and 1985, the Fund would have had lower returns.
(4) If a portion of theWIBC's expenses had not been reduced during the fiscal years ending  December 31, 1990 and 1989, the Fund would have had lower returns.
(5) If a portion of WUSTB's expenses had not been subsidized for the years ended December 31, 1996, 1995, 1993, 1992, 1987,1985 and 1984, the Fund would have had lower returns.
(6) If a portion of WNTB's expenses had not been subsidized during the year ended December 31, 1987, the Fund would have had lower returns.
(7) If a portion of WTRB's expenses had not been subsidized during the five years ended  December 31,1989, the Fund would have had lower returns.
(8) If a portion of WCIF's expenses had not been subsidized during the five years ended  December 31,1991, the Fund would have had lower returns.



Taxes


     In order to qualify as a regulated investment company for any taxable year under the Internal Revenue Code of 1986, as amended (the "Code"), as described in the Funds' prospectus, each Fund must meet certain requirements with respect to the sources of its income, the diversification of its assets, and the distribution of its income to shareholders. In satisfying these requirements, each Feeder Fund will treat itself as owning its proportionate share of each of its corresponding Portfolio's assets and as entitled to the income of that Portfolio properly attributable to such share. Because each Feeder Fund invests in its corresponding Portfolio, each Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Feeder Funds to satisfy them. Each Portfolio will allocate among its investors, including the corresponding Feeder Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit in a manner intended to comply with the Code and applicable regulations. Each Portfolio will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the corresponding Feeder Fund to satisfy the tax distribution requirements the Feeder Fund must satisfy in order to avoid liability for federal income and/or excise tax.

     As a partnership under the Code, each Portfolio does not pay federal income or excise taxes. Each Portfolio also does not expect to be required to pay any state income or corporate excise or franchise taxes in Massachusetts or New York.

     In order to avoid federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each year at least 98% of its ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax.

     As of December 31, 1996, the following Funds had capital loss carryforwards, as determined for federal income tax purposes, of $18,204 (WTMM), $19,381,446 (WNTB) and $1,027,355 (WCIF) which in varying amounts expire between the years 1997 and 2004. These loss carryforwards will reduce the applicable Fund's taxable income arising from future net realized capital gains, if any, to the extent they are permitted to be used under the Code and applicable Treasury regulations prior to their expiration dates, and thus will reduce the amounts of the future distributions to shareholders that would otherwise be necessary in order to relieve that Fund of liability for federal income tax.

     Any dividends received deduction with respect to qualifying dividends received from WBC, WJBC or WMBC will be reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the Code and will be eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. In particular cases, receipt of distributions qualifying for the deduction may result in liability for the alternative minimum tax and/or reduction of the tax basis of the corporate shareholder's shares.

     International Blue Chip Portfolio's transactions in certain foreign currency options, futures or forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to WIBC, defer Fund losses, cause adjustments in the holding periods of securities and convert capital gains or losses into ordinary income or losses. These rules may therefore affect the amount, timing and character of WIBC's distributions to shareholders. In order to qualify as a regulated investment company for federal income tax purposes, the Fund must derive less than 30% of its gross income for each taxable year from gross gains from the sale or other disposition of securities and certain other investments held for less than three months, and International Blue Chip Portfolio will limit its transactions in securities and other investments (including certain currency options, futures or forward contracts) to the extent necessary for the Fund to comply with this requirement.

     Certain foreign exchange gains or losses realized by the Portfolio and allocated to WIBC will be treated as ordinary income and losses. Certain uses of foreign currency and foreign currency contracts, and equity investments by International Blue Chip Portfolio in certain "passive foreign investment companies," may be limited, or in the latter case a tax election (if available) may be made, in order to avoid the imposition of a tax on WIBC.

     An  Equity  Fund  may  follow  the  tax   accounting   practice   known  as
equalization, which may affect the amount, timing and character of its distributions to shareholders.

     Special tax rules apply to IRA and other retirement plan accounts (including penalties on certain distributions and other transactions) and to other special classes of investors, such as tax-exempt organizations, banks or insurance companies. Investors should consult their tax advisers for more information.

     Redemptions (including exchanges) and other dispositions of Fund shares in transactions that are treated as sales for tax purposes will generally result in the recognition of taxable gain or loss by shareholders that are subject to tax, except in the case of WTMM (provided that WTMM has maintained a constant net asset value). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular redemption, exchange or other disposition of Fund shares is properly treated as a sale for tax purposes, as this discussion assumes. Any loss realized upon the redemption, exchange or other sale of shares of a Fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains designated as capital gain dividends with respect to such shares. All or a portion of a loss realized upon the redemption, exchange or other sale of Fund shares may be disallowed under "wash sale" rules to the extent shares of the same Fund are purchased (including shares acquired by means of reinvested dividends) within the period beginning 30 days before and ending 30 days after the date of such redemption, exchange or other sale.



Financial Statements

     The audited financial statements of, and the independent auditors' report for the Funds appear in the Funds' most recent annual report to shareholders and are incorporated by reference into this Statement of Additional Information. A copy of the annual report accompanies this Statement of Additional Information.

     Registrant incorporates by reference the audited financial information for the Funds for the fiscal year ended December 31, 1996 as previously filed electronically with the Securities and Exchange Commission (Accession Number 0000703499-97-000001).

APPENDIX
========================
Wright Quality Ratings

     Wright Quality Ratings provide the means by which the fundamental criteria for the measurement of quality of an issuer's securities can be objectively evaluated.

     Each rating is based on 32 individual measures of quality grouped into four components: (1) Investment Acceptance, (2) Financial Strength, (3) Profitability and Stability, and (4) Growth. The total rating is three letters and a numeral. The three letters measure (1) Investment Acceptance, (2) Financial Strength, and
(3) Profitability and Stability. Each letter reflects a composite measurement of eight individual standards which are summarized as A: Outstanding, B: Excellent,
C: Good, D: Fair, L: Limited, and N: Not Rated. The numeral rating reflects Growth and is a composite of eight individual standards ranging from 0 to 20.

Equity Securities

     Investment Acceptance reflects the acceptability of a security by and its marketability among investors, and the adequacy of the floating supply of its common shares for the investment of substantial funds.

     Financial Strength represents the amount, adequacy and liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratio of invested equity capital to debt, the adequacy of net working capital, its fixed charges coverage ratio and other appropriate criteria.

     Profitability and Stability measures the record of a corporation's management in terms of (1) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (2) the profits or losses of the corporation during generally adverse economic periods, including its ability to withstand adverse financial developments.

     Growth per common share of the corporation's equity capital, earnings, and dividends - rather than the corporation's overall growth of dollar sales and income.

     These ratings are determined by specific quantitative formulae. A distinguishing characteristic of these ratings is that The Wright Investment Committee must review and accept each rating. The Committee may reduce a computed rating of any company, but may not increase it.


Debt Securities

     Wright ratings for commercial paper, corporate bonds and bank certificates of deposit consist of the two central positions of the four position alphanumeric corporate equity rating. The two central positions represent those factors which are most applicable to fixed income and reserve investments. The first, Financial Strength, represents the amount, the adequacy and the liquidity of the corporation's resources in relation to current and potential requirements. Its principal components are aggregate equity and total capital, the ratios of (a) invested equity capital, and (b) long-term debt, total of corporate capital, the adequacy of net working capital, fixed charges coverage ratio and other appropriate criteria. The second letter represents Profitability and Stability and measures the record of a corporation's management in terms of:
(a) the rate and consistency of the net return on shareholders' equity capital investment at corporate book value, and (b) the profits and losses of the corporation during generally adverse economic periods, and its ability to withstand adverse financial developments.

     The first letter rating of the Wright four-part alphanumeric corporate rating is not included in the ratings of fixed-income securities since it primarily reflects the adequacy of the floating supply of the company's common shares for the investment of substantial funds. The numeric growth rating is not included because this element is identified only with equity investments.


A-1 and P-1 Commercial Paper Ratings
by S&P and Moody's

     An S&P Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     `A': Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. The `A-1' designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information.

     Issuers (or related supporting institutions) rated P-1 by Moody's have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics:

     --  Leading market positions in well-established industries.

     --  High rates of return on funds employed.

     -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

     -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     -- Well-established access to a range of financial markets and assured sources of alternate liquidity.


Bond Ratings

     In addition to Wright quality ratings, bonds or bond insurers may be expected to have credit risk ratings assigned by the two major rating companies, Moody's and S&P. Moody's uses a nine-symbol system with Aaa being the highest rating and C the lowest. S&P uses a 10-symbol system that ranges from AAA to D. Bonds within the top four categories of Moody's (Aaa, Aa, A, and Baa) and of S&P (AAA, AA, A, and BBB) are considered to be of investment-grade quality. Only the top three grades are acceptable for the taxable income Funds. Note that both S&P and Moody's currently give their highest rating to issuers insured by the American Municipal Bond Assurance Corporation (AMBAC) or by the Municipal Bond Investors Assurance Corporation (MBIA).

     Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher- rated categories. The rating of AA is accorded to issues where the capacity to pay principal and interest is very strong and they differ from AAA issues only in small degree. The AAA rating indicates an extremely strong capacity to pay principal and interest.

     Bonds rated A by Moody's are judged by Moody's to possess many favorable investment attributes and are considered as upper medium grade obligations. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater degree or there may be other elements present which make the long-term risks appear somewhat larger. Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.


Note Ratings

     In addition to Wright quality ratings, municipal notes and other short-term loans may be assigned ratings by Moody's or Standard & Poor's. Moody's ratings for municipal notes and other short- term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad- based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.

     Standard & Poor's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

                                     PART C


                                Other Information


Item 24. Financial Statements and Exhibits


     (a) Financial Statements

         Included in Part A:

         Financial  Highlights  for Wright  Selected  Blue Chip  Equities  Fund,
              Wright Junior Blue Chip Equities Fund and Wright Major Blue Chip Equities Fund (formerly Wright Quality Core Equities Fund) for each of the ten years ended December 31, 1996.

         Financial Highlights for Wright International Blue Chip Equities Fund for each of the seven years ended December 31, 1996 and for the period from commencement of operations September 14, 1989 to December 31, 1989.

         Included in Part B:

         INCORPORATED BY REFERENCE TO THE ANNUAL REPORT FOR THE FUNDS, DATED DECEMBER 31, 1996, FILED ELECTRONICALLY PURSUANT TO SECTION 30(b)(2) OF THE INVESTMENT COMPANY ACT OF 1940 (ACCESSION NO. 0000703499-97-000001).

         For Wright Selected Blue Chip Equities Fund, Wright Junior Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund (formerly Wright Quality Core Equities Fund), and Wright International Blue Chip Equities Fund.

         Portfolio of  Investments,  December  31, 1996
         Statement of Assets and Liabilities,  December 31, 1996
         Statement of Operations for the year ended December 31, 1996 Statement of Changes in Net Assets for each of the two years ended December 31, 1996
         Financial Highlights for each of the five years ended December 31,1996 Notes to Financial Statements
         Independent  Auditors' Report

     (b) Exhibits:

        (1) Amended and Restated Declaration of Trust dated April 28, 1997 filed herewith as Exhibit No. (1).

        (2) Amended and Restated By-Laws dated April 28, 1997 filed herewith as Exhibit No. (2).

        (3)   Not Applicable

        (4)   Not Applicable

        (5) (a) Investment Advisory Contract dated December 21, 1987 with The Winthrop Corporation d/b/a/ Wright Investors' Service filed as Exhibit No. (5)(a) to Post-Effective Amendment No. 20 filed April 29, 1996 and incorporated herein by reference.
             (b)  Administration   Agreement  with  Eaton  Vance  Management
                  dated November 1, 1990 filed as Exhibit (5)(b) to Post-Effective Amendment No. 20 filed April 29, 1996 and incorporated herein by reference.

        (6) Distribution Contract between the Fund and MFBT Corporation dated November 1, 1984 filed as Exhibit No. (6) to Post-Effective Amendment No. 20 filed April 29, 1996 and incorporated herein by reference.

        (7)   Not Applicable

        (8) (a) Custodian Agreement with Investors Bank & Trust Company dated December 19, 1990 filed as Exhibit (8)(a) to Post-Effective Amendment No. 20 filed April 29, 1996 and incorporated herein by reference.
              (b) Amendment  dated  September  20,  1995  to  Master   Custodian
                  Agreement filed as Exhibit (8)(b) to Post-Effective Amendment No. 20 filed April 29, 1996 and incorporated herein by reference.

        (9) (a) Transfer Agency Agreement dated June 9, 1989 filed herewith as Exhibit (9)(a).
              (b) Service Agreement dated February 1, 1996 between Wright
                  Investors' Service, Inc. and The Winthrop Corporation filed as Exhibit (9) to Post-Effective Amendment No. 20 filed
                  April 29, 1996 and incorporated herein by reference.
              (c) Service  Plan for  Standard  Shares and  Institutional Shares
                  dated May 1, 1997 filed herewith as Exhibit (9)(c).

       (10) Opinion of Counsel dated April 28, 1997 filed herewith as Exhibit (10).

       (11) Consent of the Independent Certified Public Accountants filed herewith as Exhibit (11).

       (12)   Not Applicable

       (13)   Not Applicable

       (14)   Not Applicable

       (15)   (a) Amended  Distribution  Plan pursuant to Rule 12b-1 under the
                  Investment Company Act of 1940, dated November 1, 1984 filed as Exhibit No. (15)(a) to Post-Effective Amendment
                   No. 20 filed April 29, 1996 and  incorporated  herein by
                  reference.
              (b) Agreement  Relating to Implementation of the Distribution
                  Plan dated November 1, 1984 filed as Exhibit No. (15)(b) to Post-Effective Amendment No. 20 filed April 29, 1996 and incorporated herein by reference.
              (c) Amended  Distribution  Plan pursuant to Rule 12b-1 under the
                  Investment Company Act of 1940, dated May 1, 1997 filed herewith as Exhibit 15(c).

       (16) Schedule for Computation of Performance Quotations filed herewith as Exhibit (16).

       (17)   (a) Power of Attorney dated March 18, 1997 filed herewith as
                  Exhibit (17)(a).
              (b) Power of  Attorney  of The Wright Blue Chip  Master Portfolio
                  Trust dated March 18, 1997 filed  herewith as Exhibit(17)(b).

       (18) Rule 18f-3 Plan dated May 1, 1997 for Standard and Institutional Shares filed herewith as Exhibit No. 18.



Item 25.  Persons Controlled by or under Common Control with Registrant

     Not Applicable



Item 26.  Number of Holders of Securities

Title of Class                   Number of Record Holders as of March 31, 1997
-------------------------------------------------------------------------------

Shares of Beneficial Interest  Wright Selected Blue Chip Equities Fund...   911
                               Wright Junior Blue Chip Equities Fund.....   396
                               Wright Major Blue Chip Equities Fund......   148
                            Wright International Blue Chip Equities Fund. 1,881

Item 27.  Indemnification

The Registrant's Amended and Restated By-Laws filed as Exhibit (2) herewith contain provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

Item 28.  Business and Other Connections of Investment Adviser

Reference is made to the information set forth under the captions "Officers and Trustees" and "Investment Advisory and Administrative Services" in the Statements of Additional Information, which information is incorporated herein by reference.

Item 29.  Principal Underwriter

     (a) Wright Investors' Service Distributors, Inc. (a wholly-owned subsidiary of The Winthrop Corporation) acts as principal underwriter for each of the investment companies named below.

                    The Wright Managed Blue Chip Series Trust
                        The Wright EquiFund Equity Trust
                         The Wright Managed Equity Trust
                         The Wright Managed Income Trust
                        Catholic Values Investment Trust

     (b)             (1)                                     (2)                                       (3)
           Name and Principal                      Positions and Officers                     Positions and Offices
           Business Address                      with Principal Underwriter                      with Registrant
------------------------------------------------------------------------------------------------------------------------------

           A. M. Moody  III*                              President                        Vice President and Trustee
           Peter M. Donovan*                    Vice President and Treasurer                  President and Trustee
           Vincent M. Simko*                    Vice President and Secretary                          None

                                 * Address is 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604

     (c) Not Applicable


Item 30.  Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the registrant's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02110, and its transfer agent, First Data Investor Services Group, 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are either in the possession and custody of the Registrant's administrator, Eaton Vance Management, 24 Federal Street, Boston, MA 02110 or of the investment adviser, Wright Investors' Service, Inc., 1000 Lafayette Boulevard, Bridgeport, CT 06604. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Registrant's administrator, Eaton Vance Management, or of the investment adviser, Wright Investors' Service, Inc.

Item 31.  Management Services

Not Applicable

Item 32.  Undertakings

The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                   Signatures

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 28th day of April, 1997.

                                            THE WRIGHT MANAGED EQUITY TRUST


                                       By:         Peter M. Donovan*
                                              -------------------------------
                                               Peter M. Donovan, President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                        TITLE                              DATE
-------------------------------------------------------------------------------


Peter M. Donovan*       President, Principal                  April 28, 1997
----------------       Executive Officer & Trustee

Peter M. Donovan

James L. O'Connor*        Treasurer, Principal                April 28, 1997
------------------     Financial and Accounting Officer
James L. O'Conno


/s/ H. Day Brigham, Jr.         Trustee                       April 28, 1997
-----------------------
H. Day Brigham, Jr.


Winthrop S. Emmet*              Trustee                       April 28, 1997
-----------------------
Winthrop S. Emmet


Leland Miles*                   Trustee                       April 28, 1997
-----------------------
Leland Miles


A. M. Moody III*                Trustee                       April 28, 1997
-----------------------
A. M. Moody III


Lloyd F. Pierce*                Trustee                        April 28, 1997
-----------------------
Lloyd F. Pierce


Richard E. Taber*               Trustee                        April 28, 1997
-----------------------
Richard E. Taber


Raymond Van Houtte*             Trustee                        April 28, 1997
-----------------------
Raymond Van Houtte


* By /s/ Alan R. Dynner
------------------------
Alan R. Dynner
Attorney-in-Fact

                                   Signatures

         The Wright Blue Chip Master Portfolio Trust has duly caused this post-effective amendment no. 22 to the Registration Statement of The Wright Managed Equity Trust (File No. 2-78047) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of April, 1997.

                                                   THE WRIGHT BLUE CHIP
                                                   MASTER PORTFOLIO TRUST


                                            By:    Peter M. Donovan *
                                                   ----------------------------
                                                   Peter M. Donovan, President

     This post-effective amendment no. 22 to the Registration Statement of The Wright Managed Equity Trust (File No. 2-78047) has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                          Date
--------------------------------------- ---------------------------------------
Peter M. Donovan*             President, Principal              April 28, 1997
----------------------------  Executive Officer & Trustee
Peter M. Donovan

James L. O'Connor*            Treasurer, Principal              April 28, 1997
---------------------------   Financial and Accounting Officer
James L. O'Connor

 /s/ H. Day Brigham, Jr.             Trustee                    April 28, 1997
---------------------------
H. Day Brigham, Jr.

Winthrop S. Emmet*                   Trustee                    April 28, 1997
--------------------------
Winthrop S. Emmet

Leland Miles*                        Trustee                    April 28, 1997
-------------------------------
Leland Miles

A. M. Moody III*                     Trustee                    April 28, 1997
-----------------------------
A. M. Moody III

Lloyd F. Pierce*                     Trustee                    April 28, 1997
-------------------------------
Lloyd F. Pierce

Richard E. Taber*                    Trustee                    April 28, 1997
-----------------------------
Richard E. Taber

Raymond Van Houtte*                  Trustee                    April 28, 1997
-------------------------
Raymond Van Houtte

* By: /s/ Alan Dynner
---------------------
Alan Dynner
Attorney-in-Fact

                                  Exhibit Index


     The following exhibits are filed as part of this Registration Statement pursuant to General Instructions E of Form N-1A.


                                                                    Page in
                                                                   Sequential
                                                                   Numbering
Exhibit No.                Description                               System
------------------------------------------------------------------------------


      (1)      Amended and Restated Declaration of Trust dated April 28, 1997.

      (2)      Amended and Restated By-Laws dated April 28, 1997.

      (9) (a)  Transfer Agency Agreement dated June 9, 1989.

      (9) (c) Service Plan for Standard Shares and Institutional Shares dated May 1,1997.

     (10)      Opinion of Counsel dated April 28, 1997.

     (11)      Consent of Independent Certified Public Accountants.

     (15) (c) Amended Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 dated May 1, 1997.

     (16)      Schedule for Computation of Performance Quotations.

     (17) (a)  Power of Attorney dated March 18, 1997.

     (17) (b)  Power of Attorney of The Wright Blue Chip Master Portfolio Trust.

     (18) Rule 18f-3 Plan dated May 1,1997 for Standard Shares and Institutional Shares.


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